                                                                    Exhibit 10.3

SUBSCRIPTION AGREEMENT

NTL AUSTRALIA PTY LIMITED (AS BORROWER)

EACH PARTY LISTED IN SCHEDULE 1 (AS A GUARANTOR)

EACH PARTY LISTED IN SCHEDULE 2 (AS A SUBSCRIBER)

CHASE SECURITIES AUSTRALIA LIMITED (AS AGENT)

CHASE CAPITAL MARKETS FIDUCIARY SERVICES AUSTRALIA LIMITED
(AS SECURITY TRUSTEE)

AND

CHASE SECURITIES AUSTRALIA LIMITED (AS ARRANGER)

                                (FREEHILLS LOGO)

MLC Centre Martin Place Sydney NSW 2000 Australia
Telephone 61 2 9225 5000  Facsimile 61 2 9322 4000
www.freehills.com.au  DX361 Sydney


SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondent Offices JAKARTA KUALA LUMPUR

Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

Reference CJR:BKT:36A


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                                                      NTL Subscription Agreement

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TABLE OF CONTENTS
Clause                                                                      Page

1    DEFINITIONS AND INTERPRETATION                                            1
     1.1    Definitions                                                        1
     1.2    Interpretation                                                    20
     1.3    Business Day                                                      21
     1.4    Accounting Standards                                              21
     1.5    Issue of Debentures                                               22

2    CONDITIONS PRECEDENT                                                     22

     2.1    Conditions precedent to initial Funding Portion                   22
     2.2    Conditions precedent to all Funding Portions                      24
     2.3    Certified copies                                                  25
     2.4    Subscriber's conditions precedent                                 25
     2.5    Conditions subsequent                                             25

3    COMMITMENT, PURPOSE AND AVAILABILITY OF FACILITY                         25

     3.1    Provision of Commitment                                           25
     3.2    Several obligations and rights of Subscribers                     26
     3.3    Purpose                                                           26
     3.4    Cancellation of Commitment during Availability Period             27
     3.5    Cancellation at end of Availability Period                        27
     3.6    Prepayment                                                        27
     3.7    Prepayment date                                                   28

4    FUNDING PROCEDURES                                                       28

     4.1    Delivery of Funding Notice                                        28
     4.2    Requirements for a Funding Notice                                 28
     4.3    Irrevocability of Funding Notice                                  29
     4.4    Number of Funding Portions                                        29
     4.5    Amount of Funding Portions                                        29
     4.6    Selection of Funding Periods                                      29
     4.7    Determination of Funding Rate                                     30

5    TRANCHE A FACILITY (REVOLVING FACILITY)                                  30

     5.1    Subscription for, and issue of Debentures                         30
     5.2    Payment to Borrower                                               31
     5.3    Repayment                                                         31
     5.4    Interest                                                          31
     5.5    Updating Register                                                 32
     5.6    First Funding Portion                                             32

6    TRANCHE B FACILITY (AMORTISING FACILITY)                                 32

     6.1    Subscription for, and issue of Debentures                         32
     6.2    Payment to Borrower                                               33
     6.3    Repayment                                                         33
     6.4    Interest                                                          33


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                                                      NTL Subscription Agreement


     6.5    Scheduled repayment and reduction in Tranche B Commitment         34
     6.6    First Funding Portion                                             34

7    MARGIN AND FEES                                                          34

     7.1    Commitment Fee                                                    34
     7.2    Other fees                                                        35
     7.3    Calculation of Margin and Commitment Fee                          35
     7.4    Agency Fee                                                        36

8    RELIQUEFACTION BILLS                                                     36

     8.1    Reliquefaction Bills                                              36
     8.2    Nature of Reliquefaction Bills                                    36
     8.3    Drawing of Reliquefaction Bills                                   36
     8.4    Subscriber's dealing                                              36
     8.5    Bills of Exchange Act                                             36
     8.6    Stamp duty on Reliquefaction Bills                                36
     8.7    Indemnity in respect of Reliquefaction Bills                      36
     8.8    Reduction in Borrower's obligation                                37

9    PAYMENTS                                                                 37

     9.1    Manner of payment                                                 37
     9.2    Payments on a Business Day                                        37
     9.3    Appropriation of payments                                         37
     9.4    Payments in gross                                                 38
     9.5    Additional payments                                               38
     9.6    Taxation deduction procedures                                     38
     9.7    Amounts payable on demand                                         39
     9.8    Distribution by Agent                                             39
     9.9    Non-receipt of funds by the Agent from the Borrower               39
     9.10   Non-receipt of Funding Portion by the Agent from a Subscriber     40
     9.11   Redistribution of payments                                        40

10   REPRESENTATIONS AND WARRANTIES                                           41

     10.1   Representations and warranties                                    41
     10.2   Survival and repetition of representations and warranties         45
     10.3   Reliance by Finance Parties                                       45

11   UNDERTAKINGS                                                             45

     11.1   Term of undertakings                                              45
     11.2   Provision of information and reports                              46
     11.3   Proper accounts                                                   47
     11.4   Notices to the Agent                                              47
     11.5   Compliance with statutes and Authorisations                       47
     11.6   Conduct of business                                               48
     11.7   Payment of Taxes and outgoings                                    48
     11.8   Material Documents                                                48
     11.9   Compliance with Material Documents                                49
     11.10  Enforcement of Material Documents                                 49
     11.11  Negative pledge and disposal of assets                            49
     11.12  Finance Debt                                                      50


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                                                      NTL Subscription Agreement


     11.13  No change to business                                             50
     11.14  Disposal of Assets                                                50
     11.15  Loans, guarantees and financial accommodation                     50
     11.16  Restrictions on dealings                                          50
     11.17  Restrictions on Distributions                                     50
     11.18  Undertakings regarding Secured Property                           51
     11.19  Insurance                                                         52
     11.20  Hedging                                                           54
     11.21  Financial undertakings                                            54
     11.22  Debenture Trust Deed                                              55

12   EVENTS OF DEFAULT                                                        55

     12.1   Events of Default                                                 55
     12.2   Effect of Event of Default                                        58
     12.3   Review Event                                                      58
     12.4   Material Document Default                                         59
     12.5   Financial Ratios Default                                          59

13   INCREASED COSTS, ILLEGALITY AND YIELD PROTECTION                         59

     13.1   Increased costs                                                   59
     13.2   Procedure for claim                                               60
     13.3   Prepayment on increased cost                                      61
     13.4   Illegality                                                        61

14   GUARANTEE                                                                62

     14.1   Guarantee                                                         62
     14.2   Payment                                                           62
     14.3   Securities for other moneys                                       62
     14.4   Amount of Secured Moneys                                          62
     14.5   Proof by Agent                                                    63
     14.6   Avoidance of payments                                             63
     14.7   Indemnity for avoidance of Secured Moneys                         63
     14.8   No obligation to marshal                                          64
     14.9   Non-exercise of Guarantors' rights                                64
     14.10  Principal and independent obligation                              64
     14.11  Suspense account                                                  65
     14.12  Unconditional nature of obligations                               65
     14.13  No competition                                                    67
     14.14  Continuing guarantee                                              68
     14.15  Variation                                                         68
     14.16  Judgments                                                         68
     14.17  Additional Guarantors                                             68
     14.18  Conditions                                                        69

15   INDEMNITIES                                                              69

     15.1   General indemnity                                                 69
     15.2   Foreign currency indemnity                                        70
     15.3   Conversion of currencies                                          71
     15.4   Continuing indemnities and evidence of loss                       71


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                                                      NTL Subscription Agreement


16   TAX, COSTS AND EXPENSES                                                  71

     16.1   Tax                                                               71
     16.2   Costs and expenses                                                72
     16.3   GST                                                               72

17   INTEREST ON OVERDUE AMOUNTS                                              73

     17.1   Payment of interest                                               73
     17.2   Accrual of interest                                               73
     17.3   Rate of interest                                                  73

18   RELATIONS BETWEEN THE AGENT AND THE SUBSCRIBERS                          73

     18.1   Appointment of the Agent                                          73
     18.2   Event of Default and Agent's Power                                74
     18.3   Discretion of the Agent                                           74
     18.4   Borrower not concerned to enquire                                 74
     18.5   Liability of the Agent                                            75
     18.6   Delegation                                                        75
     18.7   Agent entitled to rely                                            75
     18.8   Agent not regarded as having notice of Event of Default           75
     18.9   Rights of the Agent as a Subscriber                               76
     18.10  Indemnity by the Subscribers                                      76
     18.11  Agent to forward copies                                           77
     18.12  Independent credit decision by the Subscribers                    77
     18.13  No monitoring                                                     77
     18.14  Information                                                       77
     18.15  Agent not responsible for obligations of other parties            77
     18.16  Resignation and removal of the Agent                              78
     18.17  Amendment of Transaction Documents                                78
     18.18  Institution and joining of actions                                78
     18.19  Identity of Subscribers                                           79

19   ASSIGNMENT AND SUBSTITUTION                                              79

     19.1   Assignment by Transaction Party                                   79
     19.2   Assignment or substitution by Subscribers                         79
     19.3   Substitution certificate                                          80
     19.4   References to a Subscriber                                        80
     19.5   Reduction of Commitments                                          81
     19.6   Assist transfer or assignment                                     81
     19.7   Participation permitted                                           81
     19.8   Securitisation permitted                                          81
     19.9   Lending Office                                                    82
     19.10  No increase in costs                                              82

20   SALE AND DISTRIBUTION OF THE DEBENTURES                                  82

     20.1   Arranger and Subscriber undertakings                              82
     20.2   Public offer provisions                                           83
     20.3   Debenture Trust Deed and Master Debentures                        84


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                                                      NTL Subscription Agreement


21   SAVING PROVISIONS                                                        85

     21.1   No merger of security                                             85
     21.2   Exclusion of moratorium                                           85
     21.3   Conflict                                                          85
     21.4   Consents                                                          85
     21.5   Principal obligations                                             86
     21.6   Non-avoidance                                                     86
     21.7   Set-off authorised                                                86
     21.8   Certificates of Agent                                             86
     21.9   No reliance or other obligations and risk assumption              87
     21.10  Power of Attorney                                                 87
     21.11  Opinion of a Finance Party                                        87

22   GENERAL                                                                  88

     22.1   Confidential information                                          88
     22.2   Performance by Agent of obligations                               88
     22.3   Transaction Party to bear cost                                    88
     22.4   Notices                                                           89
     22.5   Governing law and jurisdiction                                    90
     22.6   Prohibition and enforceability                                    91
     22.7   Waivers                                                           91
     22.8   Variation                                                         91
     22.9   Cumulative rights                                                 91
     22.10  Attorneys                                                         92

SCHEDULE 1 - GUARANTORS                                                       93

SCHEDULE 2 - SUBSCRIBERS                                                      94

SCHEDULE 3 - PRE-FUNDING CERTIFICATE                                         100

SCHEDULE 4 - DIRECTOR'S CERTIFICATE                                          102

SCHEDULE 5 - FUNDING NOTICE                                                  103

SCHEDULE 6 - COMPLIANCE CERTIFICATE                                          105

SCHEDULE 7 - GROUP STRUCTURE DIAGRAM                                         106

EXECUTED AS AN AGREEMENT:                                                    107

ANNEXURE A - GUARANTEE ASSUMPTION AGREEMENT


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                                                      NTL Subscription Agreement


1    INTERPRETATION                                                          111

2    GUARANTEE                                                               111

3    REPRESENTATIONS AND WARRANTIES                                          112

4    STATUS OF GUARANTOR                                                     112

5    GOVERNING LAW                                                           112

6    BENEFIT OF DEED POLL                                                    112

7    ADDRESS FOR NOTICES                                                     112

8    ATTORNEYS                                                               113

ANNEXURE B - SUBSTITUTION CERTIFICATE

1    INTERPRETATION                                                          115

     1.1    Incorporated definitions                                         115
     1.2    Definitions                                                      115
     1.3    Interpretation                                                   115

2    SUBSTITUTION                                                            116

     2.1    Effect of substitution                                           116
     2.2    Substitute Subscriber a Subscriber                               116
     2.3    Preservation of accrued rights                                   116
     2.4    Nature of rights and obligations                                 116

3    ACKNOWLEDGMENTS                                                         117

     3.1    Copies of Transaction Documents                                  117
     3.2    Acknowledgment to Agent                                          117

4    PAYMENTS                                                                117

     4.1    Payments by Agent                                                117
     4.2    As between Subscribers                                           117


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                                                      NTL Subscription Agreement


5    OUTSTANDING BILLS                                                       117

6    WARRANTY                                                                117

7    NOTICES                                                                 118

8    GENERAL                                                                 118

9    ATTORNEYS                                                               118


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THIS SUBSCRIPTION AGREEMENT

          is made on                         2001 between the following parties:

          1.  NTL AUSTRALIA PTY LIMITED
              ACN 086 048 562
              of Level 3, 655 Pacific Highway, St Leonards, NSW, 2065
              (BORROWER)

          2.  EACH PARTY LISTED IN SCHEDULE 1
              (each a GUARANTOR)

          3.  EACH PARTY LISTED IN SCHEDULE 2
              (each a SUBSCRIBER)

          4.  CHASE SECURITIES AUSTRALIA LIMITED
              ACN 002 888 011
              of Level 25, Grosvenor Place, 225 George Street, Sydney, NSW, 2000 (AGENT)

          5. CHASE CAPITAL MARKETS FIDUCIARY SERVICES AUSTRALIA LIMITED ACN 002 916 396
              of Level 35, AAP Centre, 259 George Street, Sydney, NSW, 2000 (SECURITY TRUSTEE)

          6.  CHASE SECURITIES AUSTRALIA LIMITED
              ACN 002 888 011
              of Level 25, Grosvenor Place, 225 George Street, Sydney, NSW, 2000 (ARRANGER)

RECITALS

          A. The Borrower and each Guarantor have requested the Subscribers to make available to the Borrower financial accommodation in the form of subscription for Debentures and to subscribe for Debentures.

          B. The Subscribers have agreed to provide financial accommodation to the Borrower in the form of subscription for Debentures and to subscribe for Debentures up to a maximum amount of $350,000,000 on the terms and conditions contained in this agreement.

THE PARTIES AGREE

              in consideration of, among other things, the mutual promises contained in this agreement and the payment of $10 by the Finance Parties to each Guarantor.


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1    DEFINITIONS AND INTERPRETATION

     1.1  DEFINITIONS

          In this agreement:

          ABC means The Australian Broadcasting Corporation, a corporation established by the Australian Broadcasting Corporation Act 1983;


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                                                      NTL Subscription Agreement


          ABC ANALOGUE TSA means the Transmission Services Agreement dated 24 March 1999 between ABC and the Borrower (then known as National Transmission Company Pty Limited);

          ABC DIGITAL TSA means the Digital Terrestrial Television Transmission Services Agreement dated 6 December 2000 between ABC, the Borrower and NTL Incorporated;

          ABC TRIPARTITE DEED means the ABC Tripartite Deed to be entered into between ABC, the Borrower and the Security Trustee in accordance with clause 2.5;

          ACCOUNTING STANDARDS means the accounting standards and practices determined under clause 1.4;

          ACQUISITION AGREEMENT means the Acquisition Agreement (for the National Transmission Network) dated 18 March 1999 between the Commonwealth of Australia, NTL Australia Pty Limited (now NTL Australia Holdings Pty Limited), the Borrower (then known as National Transmission Company Pty Limited), NTL Communications Corporation and NTL Incorporated;

          AGGREGATE COMMITMENT means:

          (a)  the Aggregate Tranche A Commitment; and

          (b)  the Aggregate Tranche B Commitment;

          AGGREGATE TRANCHE A COMMITMENT means the maximum amount agreed to be provided by the Tranche A Subscribers under the Tranche A Facility, being:

          (a)  until the Conditions Subsequent Satisfaction Date, $50,000,000;
               and

          (b)  after the Conditions Subsequent Satisfaction Date, $150,000,000,

          or such other amount determined to be the Aggregate Tranche A Commitment under this agreement;

          AGGREGATE TRANCHE B COMMITMENT means the maximum amount agreed to be provided by the Tranche B Subscribers under the Tranche B Facility, being:

          (a)  until the Conditions Subsequent Satisfaction Date, $150,000,000;
               and

          (b)  after the Conditions Subsequent Satisfaction Date, $200,000,000,

          or such other amount determined to be the Aggregate Tranche B Commitment under this agreement;

          ASSOCIATE has the meaning given to that term in section 128F(9) of the Tax Act;

          ATTORNEY means an attorney appointed under a Transaction Document;

          AUTHORISATION includes:

          (a) any consent, registration, filing, agreement, notarisation, certificate, licence, approval, permit, authority or exemption from, by or with a Governmental Agency; or

          (b) any consent or authorisation regarded as given by a Governmental Agency due to the expiration of the period specified by a statute within which the Governmental Agency should have acted if it wished to proscribe or limit anything already lodged, registered or notified under that statute;

          AVAILABILITY PERIOD means, in relation to a Facility, the period commencing on the date of this agreement and ending at 2.00 pm (Sydney time) on the earlier of:


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                                                      NTL Subscription Agreement


          (a)  the Termination Date for the Facility; and

          (b) the date on which the Aggregate Commitment for that Facility is cancelled in full;

          BASE RATE means, on any Interest Set Date in respect of a Funding Period for a Funding Portion:

          (a) the rate percent per annum determined by the Agent which is equal to the "bid rate" quoted on the page entitled "BBSY" of the Reuters Monitor System at or about 10.15am (Sydney time) on that Interest Set Date for bank accepted Bills which have a tenor equal to or most closely approximating the Funding Period of the Funding Portion commencing on that Interest Set Date; or

          (b) if in respect of any Interest Set Date, the Base Rate cannot be determined in accordance with paragraph (a) of this definition, the rate percent per annum determined by the Agent as the average of the rates quoted to the Agent by at least 3 of the Reference Banks for the purchase of Bills accepted by the Reference Banks which have a tenor equal to or closely approximating the Funding Period of the Funding Portion and a face value amount equal to or closely approximating the amount of the Funding Portion; or

          (c) if in respect of any Interest Set Date, the Base Rate cannot be determined in accordance with paragraphs (a) or (b) of this definition, the rate percent per annum determined by the Agent in good faith to be the appropriate rate having regard to comparable indices then available in the then current bill market and then (if necessary) rounding up the resultant figure to four decimal places;

          BILL means a bill of exchange as defined in the Bills of Exchange Act 1909 (Cth), but does not include a cheque;

          BORROWER GROUP means the Borrower and its Subsidiaries;

          BUSINESS means the business of directly or indirectly owning and/or operating the Transmission Facilities, and any of the following:

          (a) directly or indirectly owning and/or operating any telephone, cable transmission or telecommunications facilities; and

          (b) directly or indirectly providing a service, product or content or related activity used in relation to the business referred to above;

          BUSINESS DAY means:

          (a) for the purposes of clause 22.4, a day on which banks are open for business in the city where the notice or other communication is received excluding a Saturday, Sunday or public holiday; and

          (b) for all other purposes, a day on which banks are open for business in Sydney excluding a Saturday, Sunday or public holiday;

          BUSINESS PLAN means the 8 year financial model prepared by the Borrower and set out in the Information Memorandum;

          COLLATERAL SECURITY means any present or future Encumbrance, Guarantee or other document or agreement created or entered into by a Transaction Party or any other person as security for the payment of any of the Secured Moneys;

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                                                      NTL Subscription Agreement


          COMMITMENT means in relation to a Subscriber:

          (a)  the Tranche A Commitment of the Subscriber; and

          (b)  the Tranche B Commitment of the Subscriber;

          COMMITMENT FEE means the fee calculated and payable under clause 7.1 and 7.3;

          COMMONWEALTH TRIPARTITE DEED means the Tripartite Deed to be entered into between the Commonwealth of Australia, NTLH, the Borrower, the Agent and the Security Trustee in accordance with clause 2.5;

          COMPLIANCE CERTIFICATE means a certificate in the form of Schedule 6;

          CONDITIONS SUBSEQUENT SATISFACTION DATE means the first date on which each of the following conditions have been satisfied to the complete satisfaction of the Agent:

          (a) each of the Commonwealth Tripartite Deed, the SBS Tripartite Deed and the ABC Tripartite Deed have been executed and delivered by all parties to them (other than the Financing Parties) in form and substance acceptable to the Agent;

          (b) each Deed of Charge and the Share Mortgage has been executed and delivered by all parties to them (other than the Finance Parties) in form and substance acceptable to the Agent and:

               (1) duly stamped or, if the Agent permits, sufficient Same Day Funds or other provision to meet all liabilities to Tax on or in respect of them; and

               (2) where registrable, in registrable form together with all executed documents necessary to effect registration of them; and

          (c) the Agent has received a legal opinion from Freehills in form and substance acceptable to it in relation to the execution by the Transaction Parties of the documents referred to in paragraphs
               (a) and (b) above;

          CONTESTED TAX means a Tax payable by a Transaction Party where the Transaction Party:

          (a) in good faith and in accordance with proper procedures, is contesting its liability to pay that Tax;

          (b) is not required by applicable law to pay that Tax before contesting its liability to pay the Tax; and

          (c) has satisfied the Agent that it has set aside sufficient reserves of liquid assets to pay that Tax and any fine, penalty or interest payable if the contest is unsuccessful;

          CORPORATIONS LAW means the Corporations Law of each state or territory of Australia;

          CORPORATIONS REGULATIONS means the Corporations Regulations of each state or territory of Australia;

          DEBENTURE has the meaning as defined in the Debenture Trust Deed;

          DEBENTURE HOLDER has the meaning as defined in the Debenture Trust
          Deed;

          DEBENTURE TRUST DEED means the debenture trust deed dated on or about the date of this agreement between the Borrower and the Security Trustee;


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                                                      NTL Subscription Agreement



          DEEDS OF CHARGE means each of:

          (a) each charge to be granted by the Borrower in accordance with clause 2.5 and identified as a Deed of Charge for the purposes of this agreement and the other Transaction Documents; and

          (b)  the Guarantee Facility Charge;

          DEED OF FINANCIAL SECURITY means the Deed of Financial Security issued by The Chase Manhattan Bank in favour of the Australian Communications Authority dated 1 March 2001 pursuant to a Letter of Offer dated 28 February 2001 from The Chase Manhattan Bank to the Borrower;

          DISTRIBUTION means, in relation to a Transaction Party, if that Transaction Party:

          (a) declares or pays any dividend, distribution, Finance Charge (other than a Finance Charge payable to a Finance Party) or other amount on any Marketable Securities in it; or

          (b) applies any of its property or assets to, or set aside any sum for, the purchase, redemption or other reduction of, or for any other distribution in respect of, any Marketable Securities in it; or

          (c)  reduces or attempts to reduce its capital; or

          (d) proposes to redeem or buy-back or makes an offer to redeem or buy-back any of its shares whether under an equal access scheme, an on-market buy-back, an employee share scheme buy-back or a selective buy-back (each as defined in the Corporations Law; or

          (e) pays any principal, interest or other amounts of any Subordinated Debt; or

          (f) pays any fee or charge under any management or technical assistance agreements or arrangements with any Related Corporation (including, without limitation, Management Fees but excluding, for the avoidance of doubt, expenses referred to in paragraph (f)(1) of the definition of Permitted Finance Debt);

          DOLLARS, A$ and $ means the lawful currency of the Commonwealth of Australia;

          EBITDA means in respect of a period, the Operating Profit of the Borrower Group for that period shown in the consolidated profit and loss statement of the Borrower Group for the period but adjusted so as to reflect the amount before accounting for:

          (a)  Interest Expense of the Borrower Group in respect of the period;

          (b)  taxation of the Borrower Group in respect of the period;

          (c) depreciation and amortisation expense of the Borrower Group in respect of the period;

          (d) any amounts in respect of the period for items of a non-recurring nature of the Borrower Group;

          ENCUMBRANCE means an interest or power:

          (a) reserved in or over an interest in any asset including, but not limited to, any retention of title; or

          (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,


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                                                      NTL Subscription Agreement


          by way of security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to, any agreement to grant or create any of the above;

          ENVIRONMENTAL LAW means any law, whether statute or common law, concerning environmental matters, and includes but is not limited to law concerning land use, development, pollution, waste disposal, toxic and hazardous substances, conservation of natural or cultural resources and resource allocation including any law relating to exploration for, or development or exploitation of, any natural resource;

          ENVIRONMENTAL LIABILITIES means any obligation, expense, penalty or fine under Environmental Law which could be imposed upon a Finance Party or any occupier of the Secured Property as a result of activities carried on during the ownership or occupation of the property by a Transaction Party, or by the Transaction Party's predecessors in title or by any previous occupier of the Secured Property;

          EVENT OF DEFAULT means any event specified in clause 12.1;

          EXCLUDED TAX means a Tax imposed by any jurisdiction on the net income of a Finance Party but not a Tax:

          (a) calculated on or by reference to the gross amount of any payment (without allowance for any deduction) derived by a Finance Party under a Transaction Document or any other document referred to in a Transaction Document; or

          (b) imposed as a result of a Finance Party being considered a resident of or organised or doing business in that jurisdiction solely as a result of it being a party to a Transaction Document or any transaction contemplated by a Transaction Document;

          EXCLUDED SUBSIDIARY means, at any time, each Subsidiary of the Borrower at that time which:

          (a)  has net assets of $500,000 or less; and

          (b) has net assets which do not, when added to the net assets of all other Subsidiaries of the Borrower which have not executed a Guarantee Assumption Agreement and a charge under clause 14.17 at or before that time, exceed $5,000,000;

          EXPOSURE means at any time:

          (a) in respect of a Subscriber, the total of all amounts due for payment, or which will or may become due for payment in connection with any Transaction Document (including any transactions contemplated by it) to that Subscriber; and

          (b) in respect of a Hedge Counterparty, the amount for which the Borrower would be liable at that time to that Hedge Counterparty in respect of each Hedging Agreement as if it had at that time been closed out or terminated, calculated (whether or not the Hedging Agreement is in fact in the form of, or based on, the ISDA Master Agreement) on a net basis under section 6(e)(i)(3) of the ISDA Master Agreement (unless the Hedging Agreement nominates section 6(e)(i)(4) of the ISDA Master Agreement to apply on termination, in which event that provision will apply), plus (without double counting) the aggregate of all amounts which have fallen due for payment


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                                                                          page 6

                                                      NTL Subscription Agreement


               to the Hedge Counterparty under the Hedging Agreement but not been paid;

          FACILITY means:

          (a)  the Tranche A Facility; and

          (b)  the Tranche B Facility;

          FEE LETTERS means:

          (a) the Commitment Letter dated 5 February 2001 issued by the Arranger to the Borrower and accepted and agreed by the Borrower;

          (b) the Fee Letter dated 16 February 2001 issued by the Arranger to the Borrower and accepted and agreed by the Borrower;

          (c) the Agency Fee Letter dated on or about the date of this agreement issued by the Agent and accepted and agreed by the Borrower;

          (d) the Security Trustee fee letter dated on or about the date of this agreement issued by the Security Trustee and accepted and agreed by the Borrower;

          FINANCE CHARGE means, in respect of the Borrower Group, interest and amounts in the nature of interest (without double counting), or having a similar purpose or effect to interest, which in accordance with Accounting Standards would be included in the consolidated profit and loss statement of the Borrower Group as having been paid or incurred by the Borrower Group and includes, but is not limited to:

          (a) any dividend payable on any share the obligations in respect of which constitute Finance Debt of the Borrower Group;

          (b) any discount on any Bills (other than Reliquefaction Bills) or bonds, notes or other instruments drawn, accepted or endorsed by the Borrower Group;

          (c) any line, facility, acceptance, discount, guarantee or other fees and amounts incurred on a regular or recurring basis payable in relation to Finance Debt of the Borrower Group;

          FINANCE DEBT means any debt or other monetary liability in respect of moneys borrowed or raised or any financial accommodation whatever including, but not limited to, under or in respect of any:

          (a)  Bill, bond, debenture, note or similar instrument;

          (b)  acceptance, endorsement or discounting arrangement;

          (c)  Guarantee;

          (d)  finance or capital Lease;

          (e) deferred purchase price (for more than 90 days) of any asset or service;

          (f) amount of capital and premium payable on or in connection with the redemption of any preference shares or any amount of purchase price payable for or in connection with the acquisition of redeemable preference shares;

          (g) net liability or other net exposure in respect of any interest rate swaps, foreign currency hedges or other derivatives,

          and  irrespective of whether the debt or liability:


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                                                                          page 7

                                                      NTL Subscription Agreement


          (h)  is present or future;

          (i)  is actual, prospective, contingent or otherwise;

          (j)  is at any time ascertained or unascertained;

          (k) is owed or incurred alone or severally or jointly or both with any other person; or

          (l)  comprises any combination of the above;

          FINANCE LEASE means a Lease constituting, or accounted for in a similar way to, a finance lease or capitalised lease under the Accounting Standards;

          FINANCE LEASE CHARGE means the portion of hire and rental payments under a Finance Lease which exceeds the reduction of principal indebtedness attributable to that Finance Lease resulting from those payments and which in accordance with the Accounting Standards would be included in the consolidated profit and loss statement of the Borrower Group as having been paid or incurred by the Borrower Group;

          FINANCE PARTY means each of the following:

          (a)  the Agent;

          (b)  each Subscriber;

          (c)  the Arranger;

          (d)  the Security Trustee;

          (e)  each Hedge Counterparty; and

          (f)  the Guarantee Facility Provider;

          FINANCIAL REPORT has the same meaning given to that term in the Corporations Law;

          FUNDING DATE means the date on which a Funding Portion is, or is to be, provided or regarded as provided to the Borrower under this agreement by the subscription for Debentures, and by the paying up of unpaid amounts in relation to those Debentures;

          FUNDING NOTICE means a notice given, or to be given, under clauses 4.1 and 4.2;

          FUNDING PERIOD means a period for the fixing of interest rates for, and the funding of, a Funding Portion being a period of time selected under clause 4.6;

          FUNDING PORTION means, in relation to a Facility, each portion of the Aggregate Commitment provided under this agreement in relation to that Facility, by the subscription for Debentures, and by the paying up of unpaid amounts in relation to those Debentures, which has the same Funding Date and the same Funding Period;

          FUNDING RATE means in respect of an Interest Set Date for a Funding Period in respect of a Funding Portion under a Facility the rate per cent per annum which is the aggregate of:

          (a)  the Margin for that Facility; and

          (b)  the Base Rate on that Interest Set Date for that Funding Period;

          GEARING RATIO means, on any Relevant Date the ratio of:

          (a)  Total Senior Debt on the Relevant Date; to


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                                                                          page 8

                                                      NTL Subscription Agreement


          (b) EBITDA for the quarter ending on the Relevant Date multiplied by four;

          GOVERNMENTAL AGENCY means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

          GST means the goods and services tax levied under A New Tax System (Goods and Services Tax) Act 1999 (GST ACT);

          GROUP STRUCTURE DIAGRAM means the group structure diagram contained in
          Schedule 7 as amended or updated by delivery of a new diagram to the Agent from time to time in accordance with clause 11.2(g);

          GUARANTEE means any guarantee, suretyship, letter of credit, legally binding letter of comfort or any other obligation (whatever called and of whatever nature):

          (a) to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

          (b) to indemnify any person against the consequences of default in the payment of; or

          (c)  to be responsible for,

          any debt or monetary liability of another person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of any other person;

          GUARANTEE ASSUMPTION AGREEMENT means an agreement in the form of annexure A;

          GUARANTEE FACILITY CHARGE means the fixed and floating charge entitled Guarantee Facility Charge to be granted by the Borrower to the Security Trustee after the date of this agreement in relation to the Guarantee Facility as contemplated by clause 2.5;

          GUARANTEE FACILITY COMMITMENT means, at any time, the maximum amount of accommodation agreed to be provided by the Guarantee Facility Provider at that time under the Guarantee Facility, and which must not exceed $10,000,000 at any time;

          GUARANTEE FACILITY PROVIDER means National Australia Bank Limited;

          GUARANTEE FACILITY means the performance guarantee dated issued on 12 December 2000 by the Guarantee Facility Provider at the request of the Borrower in favour of ABC in respect of the Borrower's obligations under the ABC Digital TSA;

          GUARANTOR means:

          (a)  each party specified in Schedule 1; and

          (b) upon its execution of a Guarantee Assumption Agreement, any person who executes a Guarantee Assumption Agreement;

          HEDGING AGREEMENT means an interest rate hedge agreement entered into with a Subscriber under clause 11.20, including any master agreement and any transaction or confirmation under it;

          HEDGE COUNTERPARTY means each Subscriber which is a counterparty to a Hedging Agreement with the Borrower;


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                                                                          page 9

                                                      NTL Subscription Agreement


          INFORMATION MEMORANDUM means the Information Memorandum dated February 2001 prepared by the Agent on the basis of information provided by the Borrower to assist with the syndication of the Facility;

          INITIAL DEBENTURES means, in relation to a Facility, the initial Debentures issued in relation to that Facility to the initial Debenture Holders on the first Funding Portion being provided under that Facility;

          INTANGIBLE ASSETS means all assets which are:

          (a)  future tax benefits, patents, trade marks, goodwill; and

          (b) any other assets which in accordance with Accounting Standards are regarded as intangible assets;

          INTEREST COVER RATIO means:

          (a)  on the first three Relevant Dates after the Signing Date;

               (1)  EBITDA for the quarter ending on the Relevant Date; to

               (2) Senior Interest for the quarter ending on the Relevant Date; and

          (b)  on any other Relevant Date, the ratio of:

               (1) EBITDA for the quarter ending on that Relevant Date multiplied by four; to

               (2) Senior Interest for the 12 month period ending on that Relevant Date;

          INTEREST EXPENSE means in respect of a period (without double counting), interest and amounts in the nature of interest, or having a similar purpose or effect to interest shown in the most recent consolidated profit and loss statement of the Borrower Group for the period as having been paid or incurred by the Borrower Group for the period and includes, but is not limited to:

          (a) any dividend payable on any share or stock the obligations in respect of which constitute Finance Debt of the Borrower Group;

          (b) any discount on any Bills or bonds, notes or other instruments drawn, accepted or endorsed by the Borrower Group;

          (c) any line, facility, acceptance, discount, guarantee or other fees and amounts incurred on a regular or recurring basis payable in relation to Finance Debt of the Borrower Group; and

          (d)  Finance Lease Charges;

          and, for the avoidance of doubt, in determining Interest Expense in accordance with this definition, Interest Expense shall be calculated on a gross basis without taking into account any interest income of any member of the Borrower Group;

          INTEREST PAYMENT DATE means the last day of a Funding Period;

          INTEREST SET DATE means, in relation to a Funding Period for a Funding Portion, the first day of that Funding Period;

          KEY ELEMENT means:

          (a) a Key Element (as defined in the SBS Analogue TSA, the ABC Analogue TSA or the ABC Digital TSA); and


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                                                                         page 10

                                                      NTL Subscription Agreement


          (b) the technical characteristics and parameters set out in Schedule 1 to the SBS Analogue TSA Extension or the SBS Digital TSA;

          LEASE means an agreement or arrangement under which any property is or may be used, operated or managed:

          (a)  by a person other than the owner; or

          (b) for or on behalf of the owner or another person by a person other than the owner where that last-mentioned person or one of its Related Corporations is required to make or assume minimum periodic payments, including, but not limited to, a lease, charter, hire purchase or hiring arrangement but excluding agreements under which the manager of a joint venture on behalf of the joint venturers uses assets owned by the joint venturers;

          LENDING OFFICE means in respect of a Subscriber the office of that Subscriber set out opposite its name in Schedule 2 or such other office as notified by the Subscriber under this agreement;

          LEVERAGE RATIO means, on any date, Total Senior Debt of the Borrower Group on that date divided by the aggregate of:

          (a)  Total Senior Debt of the Borrower Group on that date; and

          (b)  Shareholder Equity on that date;

          MAJORITY SUBSCRIBERS means:

          (a) if no Event of Default subsists, those Subscribers whose Commitments (added, in the case of the Guarantee Facility Provider, to the Guarantee Facility Commitment of the Guarantee Facility Provider) aggregate more than two thirds of the Aggregate Commitments and the Guarantee Facility Commitment or, if either of the Aggregate Tranche A Commitment or the Aggregate Tranche B Commitment is cancelled, Subscribers to whom more than two thirds of the Principal Outstanding (added, in the case of the Guarantee Facility Provider, to the Guarantee Facility Commitment of the Guarantee Facility Provider) is owing;

          (b) if an Event of Default subsists, those Subscribers and Hedge Counterparties the exposure to whom exceeds two thirds of the total Exposure to all Subscribers and Hedge Counterparties;

          MANAGEMENT FEE means any management fee incurred by the Borrower before the Signing Date and interest accrued on that management fee before the Signing Date in respect of management or technical assistance agreements or arrangements with any Related Corporation;

          MARGIN means the rate per cent per annum calculated under clause 7.3;

          MARKETABLE SECURITIES has the meaning given to that expression in the Corporations Law;

          MASTER DEBENTURE has the meaning as defined in the Debenture Trust
          Deed;

          MATERIAL ADVERSE EFFECT means, in the opinion of the Agent acting on the instructions of the Majority Subscribers, a material adverse effect upon:

          (a) the business, assets, operations, material contracts (taken as a whole) or condition, financial or otherwise, of the NTL Parties taken as a whole;


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                                                                         page 11

                                                      NTL Subscription Agreement


          (b) the ability of a Transaction Party to perform any of its obligations under a Transaction Document;

          (c)  the validity or enforceability of a Transaction Document;

          MATERIAL DOCUMENTS means:

          (a)  the Acquisition Agreement;

          (b)  the ABC Analogue TSA;

          (c)  the ABC Digital TSA;

          (d)  the SBS Analogue TSA;

          (e)  the SBS Digital TSA;

          (f)  the SBS Analogue TSA Extension;

          (g)  the Operations and Maintenance Agreement;

          NTLH means NTL Australia Holdings Pty Limited (ACN 086 459 127);

          NTL PARTY means each Transaction Party other than NTLH;

          NTLT means NTL Telecommunications Holdings Pty Limited (ACN 093 979
          223);

          NTL TELECOMMUNICATIONS means NTL Telecommunications Pty Limited (ACN 093 095 419)

          OFFICER means:

          (a) in relation to a Transaction Party, a director or a secretary, or a person notified to be an authorised officer, of the Transaction Party;

          (b) in relation to a Finance Party, any officer, as that expression is defined in the Corporations Law, of that Finance Party, any person whose title includes the word "Director", "Managing Director", "Manager" or "Vice President", and any other person appointed by the Security Trustee to act as its authorised officer for the purposes of this Agreement; and

          (c) in relation to a Receiver or an Attorney which is a corporation, any officer, as that expression is defined in the Corporations Law, of that Receiver or Attorney;

          OPERATING PROFIT means, in respect of a period, the operating profit of the Borrower Group which in accordance with Accounting Standards is or would be shown in a consolidated profit and loss statement of the Borrower Group for that period;

          OPERATIONS AND MAINTENANCE AGREEMENT means the Operations and Maintenance Agreement dated 4 June 1999 between the Borrower (then known as National Transmission Company Pty Limited) and TVNZ (Australia) Pty Limited;

          OVERDUE MARGIN means 2%;

          OVERDUE RATE means the aggregate of:

          (a)  the Overdue Margin; and

          (b) the applicable Margin as at the relevant date on which the Overdue Rate is calculated under clause 17; and


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                                                                         page 12

                                                      NTL Subscription Agreement

          (c) the Base Rate on the relevant date on which the Overdue Rate is calculated under clause 17, such Base Rate to be determined by the Agent in accordance with the definition of Base Rate in this clause 1.1 except that in making such determination all references in that definition:

               (1) to "Funding Period" shall be references to a period of 30 days;

               (2) to "Interest Set Date" shall be to the relevant date on which the Overdue Rate is calculated under clause 17;

               (3) to "Funding Portion" shall be to the relevant overdue amount;

          PAID UP AMOUNT means, in relation to a Debenture, the aggregate of the amounts paid up on that Debenture, as recorded in the Register;

          PAYMENT CURRENCY means the currency in which any payment is actually made;

          PERMITTED DISPOSALS means:

          (a) disposals in the ordinary course of business on arms length terms;

          (b)  a disposal of assets to any Security Provider other than NTLH;

          (c) a disposal of assets for the purposes of replacement of those assets with assets which are of equal or superior value or capability;

          (d)  disposals of Sites:

               (1) which in aggregate, have a book value of not more than $25,000,000; and

               (2)  which would not have a Material Adverse Effect;

          (e)  disposals made in connection with a Permitted Securitisation;

          (f) disposals made with the consent of the Agent (acting on instructions of the Majority Subscribers);

          (g) disposals of assets otherwise permitted under and in accordance with the Transaction Documents;

          PERMITTED DISTRIBUTION means a Distribution to the extent that the following conditions remain satisfied:

          (a) no Event of Default or Potential Event of Default subsists before the Distribution is made;

          (b) no Event of Default or Potential Event of Default would occur as a result of the Distribution being made, including, without limitation, under clause 11.21; and

          (c) on the most recent Relevant Date occurring before the Distribution is made the Gearing Ratio for the immediately preceeding quarter was less than 4.50:1 or other level agreed by the Agent acting on the instructions of the Majority Subscribers;

          (d) immediately after the Permitted Distribution is made the Post Distribution Gearing Ratio would be less than 4.50:1 or other level agreed by the Agent acting on the instructions of the Majority Subscribers;

          (e) immediately after the Permitted Distribution is made the Leverage Ratio would not be greater than 40%;

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                                                                         page 13

                                                      NTL Subscription Agreement

          (f) where the Distribution is a payment of Subordinated Debt on any date (PAYMENT DATE), the proportion of the Distribution applied to pay interest on the Subordinated Debt which has been capitalised after the Signing Date is no more than the ratio of:

               (1) interest on the Subordinated Debt which has been capitalised after the Signing Date but before the Distribution is made on the Payment Date; to

               (2) the principal amount of Subordinated Debt on the Payment Date before the Distribution is made (excluding interest on the Subordinated Debt which has been capitalised after the Signing Date); and

          (g) where the Distribution is a payment of the Management Fee, payment of the Distribution, when added to all previous Distributions which comprised a payment of the Management Fee, will not cause the aggregate of all Distributions applied in payment of the Management Fee to exceed $12,000,000;

          PERMITTED ENCUMBRANCE means:

          (a) every lien created by operation of law securing an obligation that is not yet due;

          (b) every lien for the unpaid balance of purchase moneys under an instalment contract entered into in the ordinary course of business;

          (c)  every lien for the unpaid balance of moneys owing for repairs;

          (d)  each Security;

          (e)  Encumbrances under Material Documents;

          (f) a banker's lien or right of set off or combination arising by operation of law or practice over money deposited with a banker in the ordinary course of business;

          (g)  the Set Off Letter;

          (h) in relation to a member of the Borrower Group, each title retention arrangement entered into by that member of the Borrower Group in the ordinary course of business but only for the period that person complies with all its obligations in relation to those title retention arrangements including the payment of all moneys payable when due,

          (i) Encumbrances securing the repayment of Finance Debt under performance bond facilities which replace the Guarantee Facility which are limited in aggregate to secure an amount not exceeding $10,000,000, which affects or relates to any of the assets of any member of the Borrower Group;

          PERMITTED FINANCE DEBT means:

          (a)  Subordinated Debt;

          (b) indebtedness arising under transactional banking facilities and arrangements;

          (c)  indebtedness under finance leases in respect of motor vehicles and office equipment for the Borrower Group up to an aggregate amount at any time of $5,000,000;
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                                                                         page 14

                                                      NTL Subscription Agreement

          (d) indebtedness in respect of performance bond facilities which replace the Guarantee Facility up to an aggregate amount of $10,000,000;

          (e) indebtedness in respect of the Deed of Financial Security up to an aggregate amount of $10,000,000;

          (f) indebtedness of a member of the Borrower Group to a Related Corporation in respect of expenses incurred by the Related Corporation on behalf of a member of the Borrower Group for goods or personnel provided to a member of the Borrower Group at cost by the Related Corporation where:

               (1) those expenses were incurred on an arm's length basis and in the ordinary course of business; and

               (2) payment or reimbursement of those expenses would not constitute a Distribution;

          (g) indebtedness to Related Corporations in respect of the Management Fee which does not exceed $12,000,000 in aggregate at any time;

          (h) trade or similar indebtedness incurred in the ordinary course of ordinary business;

          (i)  indebtedness arising pursuant to the Transaction Documents;

          (j) any other indebtedness incurred with the prior written consent of the Agent;

          PERMITTED SECURITISATION means:

          (a) a securitisation of receivables under the SBS Analogue TSA, the SBS Analogue TSA Extension or the ABC Analogue TSA, subject to consent of the Agent acting on the instructions of the Majority Subscribers, such consent not to be unreasonably withheld, where all amounts received by the Borrower in connection with the securitisation are applied as a prepayment first of the Principal Outstanding under the Tranche B Facility and second as a prepayment of Principal Outstanding under the Tranche A Facility; or

          (b) a securitisation of receivables under any other contract with the consent of the Agent acting on the instructions of all Subscribers;

          POST DISTRIBUTION GEARING RATIO means, on any date in relation to a Permitted Distribution, the ratio of:

          (a) Total Senior Debt on that date (including any Funding Portion provided for the purpose of making the relevant Permitted Distribution); to

          (b) EBITDA for the quarter ending on the last Relevant Date multiplied by four;

          POTENTIAL EVENT OF DEFAULT means any thing which would be likely to become an Event of Default after the giving of notice, the expiration of time, the satisfaction of any condition, or any combination of the above;

          POWER means any right, power, authority, discretion or remedy conferred on a Finance Party, or a Receiver or an Attorney by any Transaction Document or any applicable law;

          PRINCIPAL OUTSTANDING means, in relation to a Facility at any time, the aggregate outstanding paid up amounts of all Debentures issued in relation to that Facility at that time;


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                                                                         page 15

                                                      NTL Subscription Agreement

          PRO RATA SHARE means in relation to a Subscriber and a Facility, the Commitment of that Subscriber for that Facility expressed as a percentage of the aggregate Commitments of the Subscribers for that Facility;

          RECEIVER means a receiver or receiver and manager appointed under a Security;

          REFERENCE BANK means any one of The Chase Manhattan Bank Limited, Westpac Banking Corporation, National Australia Bank Limited, Commonwealth Bank of Australia and Australia and New Zealand Banking Group Limited or such other person as the Agent may select in consultation with the Borrower;

          REGISTER has the meaning as defined in the Debenture Trust Deed;

          RELATED CORPORATION means:

          (a) in the case of a Finance Party a "related body corporate" as that expression is defined in the Corporations Law (on the basis that the term "subsidiary" in that definition has the same meaning as in this agreement); and

          (b) in the case of a Transaction Party a "related body corporate" as that expression is defined in the Corporations Law (on the basis that the term "subsidiary" in that definition has the same meaning as in this agreement) and includes a body corporate which is at any time after the date of this agreement a "related body corporate" but ceases to be a "related body corporate" because of an amendment, consolidation or replacement of the Corporations Law;

          RELEVANT CURRENCY means the currency in which a payment is required to be made under the Transaction Documents and, if not expressly stated to be another currency, is Dollars;

          RELEVANT DATE means each 31 March, 30 June, 30 September and 31 December;

          RELEVANT PERIOD means each period listed under the headings "Relevant Period" in clause 11.21; RELIQUEFACTION BILL means a Bill drawn under clause 8;

          RETIRING SUBSCRIBER means a Subscriber who has assigned or transferred any of its rights or obligations under clause 19.3;

          REVIEW EVENT has the meaning given to that term in clause 12.3;

          SAME DAY FUNDS means immediately available and freely transferable funds;

          SBS means Special Broadcasting Service Corporation, a body corporate preserved and contained in existence by the Special Broadcasting Service Act 1999;

          SBS ANALOGUE TSA means the Transmissions Services Agreement dated 30 April 1999 between SBS and the Borrower (then known as National Transmission Company Pty Limited);

          SBS ANALOGUE TSA EXTENSION means the Heads of Agreement - Transmission Services Agreement (Analogue Extension) dated 12 July 2000 between SBS, the Borrower and NTL Incorporated;

          SBS DIGITAL TSA means the Heads of Agreement - Digital Television Services No. 1 dated 8 March 2000 between SBS, the Borrower and NTL Incorporated;

          SBS TRIPARTITE DEED means the SBS Tripartite Deed to be entered into between SBS, the Borrower and the Security Trustee in accordance with clause 2.5;


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                                                                         page 16

                                                      NTL Subscription Agreement

          SECURED MONEYS means all debts and monetary liabilities of the Transaction Parties (or any of them) to the Finance Parties (or any of them) in any capacity under or in relation to any Transaction Document, irrespective of whether the debts or liabilities:

          (a)  are present or future;

          (b)  are actual, prospective, contingent or otherwise;

          (c)  are at any time ascertained or unascertained;

          (d) are owed or incurred by or on account of a Transaction Party alone, or severally or jointly with any other person;

          (e) are owed to or incurred for the account of any Finance Party alone, or severally or jointly with any other person;

          (f) are owed to any other person as agent or trustee (whether disclosed or not) for or on behalf of any Finance Party;

          (g) are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

          (h) are owed to or incurred for the account of any Finance Party directly or as a result of:

               (1) the assignment or transfer to any Finance Party of any debt or liability of a Transaction Party (whether by way of assignment, transfer or otherwise); or

               (2)  any other dealing with any such debt or liability;

          (i) are owed to or incurred for the account of a Finance Party before the date of this agreement, before the date of any assignment of this agreement to any Finance Party by any other person or otherwise; or

          (j)  comprise any combination of the above;

          SECURED PROPERTY means the property subject to a Security;

          SECURITY means:

          (a)  the Deeds of Charge;

          (b)  the Share Mortgage; and

          (c)  any other Encumbrance which secures the Secured Money;

          SECURITY PROVIDER means a person who has granted a Security;

          SENIOR INTEREST means for any period, all Interest Expense payable under the Total Senior Debt for that period;

          SET OFF LETTER means the Letter of Set Off from the Borrower to The Chase Manhattan Bank dated 28 February 2001 in relation to the Deed of Financial Security;

          SHAREHOLDER EQUITY means, on any date the aggregate of:

          (a) the paid-up share capital of the Borrower Group on that date calculated on a consolidated basis;
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                                                                         page 17
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                                                      NTL Subscription Agreement

          (b) all Subordinated Debt on that date (excluding any interest which is capitalised after the Signing Date under or in relation to the Subordinated Debt); and

          (c) any portion of the Management Fee which remains unpaid on that date;

          SHARE MORTGAGE means the share mortgage to be granted by NTLH to the Security Trustee over all of the shares in the Borrower;

          SIGNING DATE means the date of this agreement;

          SITE means a Site as defined in any Material Document;

          SUBORDINATED DEBT means:

          (a) all Finance Debt which is subordinated under the Subordination Deed; and

          (b) other Finance Debt which is subordinated on terms acceptable to the Agent;

          SUBORDINATION DEED means the Subordination Deed dated on or about the date of this agreement between the Security Trustee, the Borrower and the Subordinated Lender;

          SUBORDINATED LENDER means NTL Australia SPV, Inc. a company incorporated in Delaware, USA;

          SUBSCRIBERS means:

          (a)  the Tranche A Subscribers;

          (b)  the Tranche B Subscribers;

          SUBSIDIARY means in relation to a corporation:

          (a) a subsidiary of the corporation for the purposes of the Corporations Law;

          (b) if the corporation has appointed or is in a position to appoint one or more directors of another corporation and that director or those directors are in a position to cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a meeting of directors of that other corporation - that other corporation;

          SUBSTITUTE SUBSCRIBER means a person substituted by a Subscriber under it in clause 19.3 for any part of the Subscriber's participation under this agreement;

          TAX means:

          (a) any tax, including the GST, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

          (b)  any income, stamp or transaction duty, tax or charge,

          which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above;

          TAX ACT means the Income Tax Assessment Act 1936 of the Commonwealth of Australia;

          TAX INVOICE includes any document or record treated by the Commissioner of Taxation as a tax invoice or as a document entitling a recipient to an input tax credit;

          TECHNICAL ADVISER means Structel Pty Limited (ACN 064 274 835);
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                                                      NTL Subscription Agreement

          TERMINATION DATE means in the case of both the Tranche A Facility and the Tranche B Facility, 5 years from the date of this agreement;

          TITLE DOCUMENT means any original, duplicate or counterpart certificate or document of title including, but not limited to, any real property certificate of title or any share certificate;

          TOTAL SENIOR DEBT means on any date, all Finance Debt of the Borrower Group on that date other than Subordinated Debt on that date;

          TRANCHE A FACILITY means the facility made available by the Tranche A Subscribers to the Borrower under clause 5;

          TRANCHE B FACILITY means the facility made available by the Tranche B Subscribers to the Borrower under clause 6;

          TRANCHE A COMMITMENT means in relation to a Subscriber:

          (a) until the Conditions Subsequent Satisfaction Date, the amount specified as the Tranche A Commitment of the Subscriber in part A of schedule 2;

          (b) after the Conditions Subsequent Satisfaction Date, the amount specified as the Tranche A Commitment of the Subscriber in part B of schedule 2;

          TRANCHE B COMMITMENT means in relation to a Subscriber:

          (a) until the Conditions Subsequent Satisfaction Date, the amount specified as the Tranche B Commitment of the Subscriber in part A of schedule 2;

          (b) after the Conditions Subsequent Satisfaction Date, the amount specified as the Tranche B Commitment of the Subscriber in part B of schedule 2;

          TRANCHE A SUBSCRIBERS means the Subscribers listed in schedule 2 as Tranche A Subscribers and any person who is a Substitute Subscriber in relation to the Tranche A Facility;

          TRANCHE B SUBSCRIBERS means the Subscribers listed in schedule 2 as Tranche B Subscribers and any person who is a Substitute Subscriber in relation to the Tranche B Facility;

          TRANSACTION DOCUMENT means:

          (a)  this agreement;

          (b)  each Fee Letter;

          (c)  the Debenture Trust Deed;

          (d)  each Master Debenture;

          (e)  each Security;

          (f)  a Guarantee Assumption Agreement;

          (g)  a Collateral Security;

          (h)  each Hedging Agreement;

          (i)  the Subordination Deed;

          (j)  each Tripartite Deed;

          or any document or agreement entered into or given under any of the above;

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                                                                         page 19

                                                      NTL Subscription Agreement

          TRANSACTION PARTY means:

          (a)  the Borrower;

          (b)  each Guarantor;

          (c)  each Security Provider;

          TRANSMISSION FACILITY means a Transmission Facility as defined in any Material Document;

          TRIPARTITE DEED means each of:

          (a)  the ABC Tripartite Deed;

          (b)  the SBS Tripartite Deed;

          (c)  the Commonwealth Tripartite Deed;

          UNDRAWN COMMITMENT means:

          (a)  the Undrawn Tranche A Commitment;

          (b)  the Undrawn Tranche B Commitment;

          UNDRAWN TRANCHE A COMMITMENT means, at any time, the Aggregate Tranche A Commitment at that time less the Principal Outstanding under the Tranche A Facility at that time;

          UNDRAWN TRANCHE B COMMITMENT means, at any time, the Aggregate Tranche B Commitment at that time less the Principal Outstanding under the Tranche B Facility at that time.

     1.2  INTERPRETATION

          In this agreement, headings and boldings are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

          (a)  words importing the singular include the plural and vice versa;

          (b)  words importing a gender include any gender;

          (c) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

          (d) an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

          (e) a reference to any thing (including, but not limited to, any right) includes a part of that thing but nothing in this clause 1.2(e) implies that performance of part of an obligation constitutes performance of the obligation;

          (f) a reference to a clause, party, annexure, exhibit or schedule is a reference to a clause of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

          (g) a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute
--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

               includes all regulations, proclamations, ordinances and by-laws issued under that statute;

          (h) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

          (i) a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or a similar procedure or, where applicable, changes in the constitution of any partnership or person, or death;

          (j) a reference to a party to any document includes that party's successors and permitted assigns;

          (k) a reference to an agreement other than this agreement includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

          (l) a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits;

          (m) a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind;

          (n) no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;

          (o) a reference to the drawing, accepting, endorsing or other dealing with or of a Bill refers to a drawing, accepting, endorsing or dealing within the meaning of the Bills of Exchange Act 1909
               (Cth); and

          (p) a reference to a body, other than a party to this agreement (including, without limitation, an institute, association or authority), whether statutory or not:

               (1)  which ceases to exist; or

               (2)  whose powers or functions are transferred to another body,

               is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

     1.3  BUSINESS DAY

          Subject to clause 9.2 and clause 4.6(c), where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next succeeding Business Day.

     1.4  ACCOUNTING STANDARDS

          (a) In respect of any accounting practice relevant to this agreement, the following accounting standards apply:

               (1)  the accounting standards required under the Corporations
                    Law;
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                                                                         page 21

                                                      NTL Subscription Agreement

               (2) if no accounting standard applies under the Corporations Law in relation to an accounting practice, the standards acceptable to the Australian Accounting Standards Board, including:

                    (A)  the Australian Accounting Concepts;

                    (B)  the Australian Accounting Standards;

                    (C)  Urgent Issues Group Consensus Views;

                    (D)  Accounting Interpretations;

                    (E)  Accounting Bulletins; and

               (3) if no accounting standard applies under clause 1.4(a)(1) or 1.4(a)(2), the accounting practice agreed between the parties and, failing agreement, the accounting practice determined under clause 1.4(b).

          (b) If the parties do not agree under clause 1.4(a)(3), the matter must be referred within 3 Business Days to the President of the Institute of Chartered Accountants in Australia or his nominee for determination of the appropriate accounting practice. Any party may make the referral under this clause 1.4(b).

          (c) A determination under clause 1.4(b) is final and binding on the parties.

          (d) The Borrower must bear the costs of the referral and determination under clause 1.4(b) unless the determination made under clause 1.4(b) is in all material respects consistent with the accounting practice applied by the Borrower before referral under clause 1.4(b), in which case the costs of referral and determination must be borne by the Finance Parties.

     1.5  ISSUE OF DEBENTURES

          References in the Transaction Documents to the issue of Debentures are references to the issue of the Master Debenture to which those Debentures relate and to the recording in the Register of the details of those Debentures and the Debenture Holders of those Debentures.

-------------------------------------------------------------------------------

2    CONDITIONS PRECEDENT

     2.1  CONDITIONS PRECEDENT TO INITIAL FUNDING PORTION

          A Subscriber is not obliged to provide its Commitment until the Agent has received all of the following in form and of substance satisfactory to the Agent:

          (a) PRE-FUNDING CERTIFICATE: a certificate in the form of schedule 3 dated not more than 7 days before the first Funding Date, given in respect of each Transaction Party which is, or on the first Funding Date will be, a party to a Transaction Document, together with all attachments referred to in the certificate;

          (b) TRANSACTION DOCUMENTS: copies of each Transaction Document (other than each Security and the Tripartites) which is, or on the first Funding Date is required by the Agent to be, executed, duly executed by all parties to them other than the Finance Parties and, where applicable:
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                                                                         page 22

                                                      NTL Subscription Agreement

               (1) duly stamped or, if the Agent permits, sufficient Same Day Funds or other provision to meet all liabilities to Tax on or in respect of them; and

               (2) where registrable, in registrable form together with all fully executed documents and other things necessary to effect registration of them including, but not limited to, form 309 under the Corporations Regulations and a certificate complying with section 265(4)(b) of the Corporations Law or, if the Agent consents, a written undertaking from the relevant Transaction Party that a certificate complying with section 265(4)(b) of the Corporations Law will be provided to the Agent within 7 days after the relevant Security is duly stamped;

          (c) MATERIAL DOCUMENTS: copies of each Material Document duly executed by all parties to them and, where applicable, duly stamped, or if not duly stamped, evidence satisfactory to the Agent that they will be duly stamped;

          (d) TECHNICAL ADVISER'S REPORT: a report from the Technical Adviser in relation to the Transmission Facilities;

          (e)  ACCOUNTS: a copy of:

               (1) the audited Financial Report for the Borrower Group for the period ending 31 December 1999;

               (2) the audited management accounts for the Borrower Group for the financial year ending 31 December 2000;`

          (f) DECLARATION OF SOLVENCY AND RELATED PARTIES: before, but not earlier than 2 Business Days before execution by a Transaction Party of any Transaction Document, a certificate in relation to the Transaction Party in the form of schedule 4 signed by a director of the Transaction Party;

          (g) ENQUIRIES: results of searches, enquiries and requisitions in respect of each Transaction Party and the Secured Property;

          (h) INSURANCE: evidence that each Transaction Party has complied with clause 11.19;

          (i)  BUSINESS PLAN: a copy of the Business Plan;

          (j) FEES AND EXPENSES: evidence that all fees and expenses due and payable by a Transaction Party under the Transaction Documents have been paid or will be paid on the first Funding Date out of the proceeds of the first Funding Portion;

          (k) NO MATERIAL ADVERSE CHANGE: no event or change has occurred since the end of the most recent financial year for which audited Financial Statements have been provided to the Agent in relation to a Transaction Party that has had or is likely to have a Material Adverse Effect;

          (l) FINANCIAL MODEL AUDIT: a financial model audit report from an independent auditor acceptable to the Agent, confirming the mathematical integrity of the financial model contained in the Business Plan;

          (m) LITIGATION: no litigation has commenced or is threatened which has had or is likely to have a Material Adverse Effect;

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                                                                         page 23

                                                      NTL Subscription Agreement

          (n) LEGAL OPINION: a legal opinion from Freehills in relation to such matters about the Transaction Parties and the Transaction Documents as the Agent may require, including the execution by the Transaction Parties of the Transaction Documents and the enforceability of the Transaction Documents;

          (o) SUBORDINATION DEED: a legal opinion from legal counsel reasonably acceptable to the Agent in relation to the Subordinated Lender and the Subordination Deed;

          (p) OTHER INFORMATION: any other information or document which the Agent reasonably requests before the Signing Date in relation to the Transaction Parties, the Transaction Documents and the Material Documents.

     2.2  CONDITIONS PRECEDENT TO ALL FUNDING PORTIONS

          A Subscriber is not obliged to provide any Funding Portion, or its Pro Rata Share of any Funding Portion, until the following conditions are fulfilled to the entire satisfaction of the Agent:

          (a) FUNDING NOTICE: the Borrower has delivered a Funding Notice to the Agent in respect of the Funding Portion in accordance with clause 4.2;

          (b) FUNDING DATE: the Funding Date for the Funding Portion is a Business Day within the Availability Period;

          (c) COMMITMENT: the Commitment of that Subscriber under the relevant Facility to which the Funding Portion relates is not, nor will be, exceeded by the provision of the Funding Portion;

          (d) NO DEFAULT: no Event of Default or Potential Event of Default has occurred and is continuing and no Event of Default or Potential Event of Default would result from the proposed Funding Portion being provided;

          (e) WARRANTIES CORRECT: each representation and warranty contained in clause 10 and which is expressed to be repeated on a Funding Date is true and correct in all material respects and not misleading in a material respect on and as of the proposed Funding Date as if it had been made on and as of that date in respect of the facts and circumstances existing at that time;

          (f) AUTHORISATIONS: the Agent has received all Authorisations required for the provision of the Funding Portion and all other documents which it has reasonably requested the Borrower to provide and each is in full force and effect and each statement contained in them is true and complete;

          (g) RELEVANT LAWS: the execution, delivery and performance by any Transaction Party of any Transaction Document, and the provision of the Funding Portion, has not and will not violate, breach or result in a contravention of any law, regulation or Authorisation; and

          (h) TRANCHE A: in the case of a Funding Portion requested under the Tranche A Facility for the purpose specified in clause 3.3(a)(3), the Borrower has delivered to the Agent a certificate signed by two directors of the Borrower certifying that, after the relevant Funding Portion has been provided, the directors have formed the view that the Borrower will have sufficient funds available to it under the then undrawn portion of the Tranche A Facility to

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                                                                         page 24

                                                      NTL Subscription Agreement

               enable the Borrower to meet its financial obligations and planned capital expenditure requirements for the immediately following 12 month period.

     2.3  CERTIFIED COPIES

          An Officer of the relevant Transaction Party must certify a copy of a document given to a Finance Party under clauses 2.1 or 2.2 to be a true and up-to-date copy of the original document as at a date not more than 7 days before the date it is given to the Finance Party.

     2.4  SUBSCRIBER'S CONDITIONS PRECEDENT

          A condition in this clause 2 is for the benefit only of the Finance Parties and only the Agent may waive it.

     2.5  CONDITIONS SUBSEQUENT

          (a)  The Borrower must use its best endeavours to procure that:

               (1)  the Commonwealth enters into the Commonwealth Tripartite
                    Deed;

               (2)  SBS enters into the SBS Tripartite Deed;

               (3)  ABC enters into the ABC Tripartite Deed;

               in each case in a form acceptable to the Agent (acting on instructions of all Subscribers), promptly after the Signing Date.

          (b) The Borrower must enter into the Guarantee Facility Charge and into a charge or charges to secure the Secured Moneys over all of the Borrower's assets in form and substance satisfactory to the Agent promptly after the Commonwealth has executed the Commonwealth Tripartite Deed under clause 2.5(a).

          (c) NTLH must enter into the Share Mortgage promptly after the Commonwealth has executed the Commonwealth Tripartite Deed under clause 2.5(a).

          (d) If the Tripartite Deeds, the Share Mortgage and the Deeds of Charge have not been executed and delivered by all parties (other than the Finance Parties) in a form acceptable to the Agent (acting on the instructions of all Subscribers) before 31 May 2001, the Borrower must repay the Secured Moneys in full on demand by the Agent in accordance with this agreement.

------------------------------------------------------------------------------

3    COMMITMENT, PURPOSE AND AVAILABILITY OF FACILITY

     3.1  PROVISION OF COMMITMENT

          Subject to this agreement, each Subscriber must make its Commitment available to the Borrower under this agreement.
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                                                                         page 25

                                                      NTL Subscription Agreement

     3.2  SEVERAL OBLIGATIONS AND RIGHTS OF SUBSCRIBERS

          The obligations and rights of the Subscribers under this agreement and each other Transaction Document are several and:

          (a) failure of a Subscriber to perform its obligations does not relieve any other Subscriber from any of its obligations;

          (b) no Subscriber is responsible for the obligations of any other Subscriber or the Agent (unless it is the Agent); and

          (c) subject to each Transaction Document each Subscriber may separately enforce its rights under any Transaction Document.

     3.3  PURPOSE

          (a) The Borrower must only use the proceeds of a Funding Portion provided under the Tranche A Facility for the following purposes:

               (1) for general corporate purposes in connection with the Business;

               (2)  to subscribe for shares in or to make loans to:

                    (A)  NTLT; or

                    (B) NTLH, in order to subscribe for shares in or makes loans to NTLT or NTL Telecommunications; or

                    (C)  NTL Telecommunications,

                    but only up to a maximum aggregate amount of $80,000,000;

               (3)  to make a Permitted Distribution; or

               (4) for any other purpose agreed to by the Agent acting on the instructions of the Majority Subscribers.

          (b) The Borrower must only use the proceeds of a Funding Portion provided under the Tranche B Facility:

               (1) to repay the principal sum of $140,180,018 under the interest free promissory note issued on 24 November 2000 by the Borrower to the Subordinated Lender;

               (2) to repay amounts payable to the Subordinated Lender under working capital facilities provided by the Subordinated Lender to the Borrower up to a maximum amount of $15,100,000;

               (3) to repay principal and accrued interest under the promissory note having a principal sum of $300,000,000 issued on 30 April 1999 by the Borrower to the Subordinated Lender (whether or not the promissory note is repaid in full), but only so that the aggregate amount repaid or prepaid under clause 3.3(b)(1), (2) and (3) does not exceed the Aggregate Tranche B Commitment.

          (c) At the request of the Agent from time to time, the Borrower must provide a certificate to the Agent within 5 Business Days of such a request being made, confirming that it has complied with clause 3.3(a) and 3.3(b).
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                                                                         page 26

                                                      NTL Subscription Agreement

     3.4  CANCELLATION OF COMMITMENT DURING AVAILABILITY PERIOD

          (a) The Borrower may at any time during the Availability Period for a Facility cancel all or part of the Undrawn Commitment for that Facility by giving the Agent at least 3 Business Days' prior notice.

          (b) A partial cancellation of the Undrawn Commitment for a Facility may only be made in a minimum amount of $1,000,000 and in an integral multiple of $1,000,000.

          (c) The undrawn Commitment of a Subscriber under a Facility is cancelled to the extent of its Pro Rata Share of the Undrawn Commitment for that Facility which is cancelled under this clause 3.4.

          (d) The face value amount of the Debenture held by a Subscriber for a Facility is reduced by its Pro Rata Share of the Undrawn Commitment for that Facility which is cancelled under this clause 3.4, as evidenced by the Register.

          (e)  A notice given under clause 3.4(a) is irrevocable.

          (f) The Register will be updated by the Security Trustee on each occasion that a cancellation is made under this clause 3.4 to reflect the revised face value amounts of the relevant Debentures held by the relevant Subscribers.

     3.5  CANCELLATION AT END OF AVAILABILITY PERIOD

          The Undrawn Commitment for a Facility is cancelled at 5.00 pm (Sydney time) on the last day of the Availability Period for that Facility.

     3.6  PREPAYMENT

          (a) The Borrower may prepay all or part of the Principal Outstanding under a Facility by giving the Agent at least 3 Business Days' prior notice.

          (b) Prepayment of part of the Principal Outstanding under a Facility may only be made in a minimum amount of $1,000,000 and in an integral multiple of $1,000,000.

          (c) A notice given under clause 3.6(a) is irrevocable and on the prepayment date specified in the notice the Borrower must prepay the full amount of the Principal Outstanding specified in the notice and all unpaid interest accrued to the prepayment date on the relevant Debentures in respect of the prepaid amount.

          (d) The Commitment of a Subscriber for a Facility is reduced by its Pro Rata Share of any amount of Principal Outstanding for that Facility prepaid under clauses 13.3, 13.4 or 20.2(e) and, in the case of the Tranche B Facility or any prepayment of the Tranche A Facility from the proceeds of a Permitted Securitisation, any prepayment under this clause 3.6, (except where the prepayment relates to the Principal Outstanding of a particular Subscriber for a Facility under clause 13.3, 13.4 or 20.2(e), in which case the Commitment of that Subscriber for that Facility will be reduced by the full amount of the Principal Outstanding for that Facility which is prepaid) and accordingly (but subject to clause 3.6(e)) a prepaid amount must not be redrawn.

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                                                                         page 27

                                                      NTL Subscription Agreement

          (e) An amount prepaid under this clause 3.6 in respect of the Tranche A Facility may be redrawn unless the prepayment is made from the proceeds of a Permitted Securitisation in which case it may not be redrawn. An amount prepaid under this clause 3.6 in respect of the Tranche B Facility may not be redrawn.

          (f) The face value amount and Paid Up Amount of each Debenture held by a Subscriber for a Facility is reduced by its Pro Rata Share of any amount of Principal Outstanding for that Facility prepaid under this clause 3.6, or under clauses 13.3, 13.4 or 20.2(e) (except where the prepayment relates to the Principal Outstanding of a particular Subscriber for a Facility under clauses 13.3,
               13.4 or 20.2(e), in which case the Paid Up Amount of that Subscriber for that Facility will be reduced by the full amount of the Principal Outstanding which is prepaid), as evidenced by the Register.

          (g) The Scheduled Reduction Amounts set out in clause 6.5 will be reduced in inverse order of maturity by an amount equal to each reduction in the Tranche B Commitment of the Tranche B Subscribers under clause 3.6(d).

          (h) The Register will be updated by the Security Trustee on each occasion that a prepayment is made under this clause 3.6, or under clauses 13.3, 13.4 or 20.2(e) to reflect the revised face value amounts and Paid Up Amounts of the relevant Debentures held by relevant Subscribers.

     3.7  PREPAYMENT DATE

          The Borrower may make a prepayment under clause 3.6 on any Business
          Day.

-------------------------------------------------------------------------------

4    FUNDING PROCEDURES

     4.1  DELIVERY OF FUNDING NOTICE

          (a) If the Borrower requires a Funding Portion under a Facility it must deliver to the Agent a Funding Notice in accordance with this clause 4.

          (b) Promptly after receipt of a Funding Notice, the Agent must notify each Subscriber of its contents and of each Subscriber's Pro Rata Share of each Funding Portion for the relevant Facility requested.

          (c) If a Funding Notice is received by the Agent after 4.00pm (Sydney time) on any Business Day the Agent is not obliged to notify the Subscribers under clause 4.1(b) until the next Business Day.

     4.2  REQUIREMENTS FOR A FUNDING NOTICE

          A Funding Notice in relation to a Facility:

          (a) must be in writing in the form of, and specifying the matters set out in, schedule 5;

          (b) must be received by the Agent before 10.30 am (Sydney time) on a day at least 3 Business Days before the proposed Funding Date (or such shorter period as the Agent may agree in writing);

          (c) must be signed by an Officer of the Borrower and must be executed and delivered outside New South Wales and Victoria;
--------------------------------------------------------------------------------
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                                                      NTL Subscription Agreement

          (d) whether or not stated in the notice, constitutes a representation and warranty by the Borrower that:

               (1) each representation and warranty set out in clause 10 is true, correct and not misleading as if made at the date of the Funding Notice and the Funding Date in respect of the facts and circumstances then subsisting; and

               (2) there has been no Event of Default or Potential Event of Default which is continuing or which would result from the Funding Portion being provided to the Borrower,

                    but if clauses 4.2(d)(1) or (2) or both are not correct the Funding Notice must contain a statement to that effect and must set out full details of any exceptions and the reasons and any remedial action taken or proposed. Any such statement is without prejudice to the rights of each Finance Party under clause 2.

     4.3  IRREVOCABILITY OF FUNDING NOTICE

          The Borrower is irrevocably committed to draw Funding Portions from the Subscribers in accordance with each Funding Notice given to the Agent.

     4.4  NUMBER OF FUNDING PORTIONS

          The Borrower must ensure that no more than 7 Funding Portions in aggregate are outstanding at any time under the Facilities.

     4.5  AMOUNT OF FUNDING PORTIONS

          The Borrower must ensure that the amount of each Funding Portion under a Facility is either:

          (a) not less than $5,000,000 and is an integral multiple of $1,000,000; or

          (b)  equal to the aggregate Undrawn Commitment under that Facility.

     4.6  SELECTION OF FUNDING PERIODS

          (a) The Borrower must select a Funding Period for each Funding Portion under a Facility in the relevant Funding Notice delivered by the Borrower in relation to the relevant Funding Portion.

          (b) Each Funding Period under a Facility must be of 30, 60, 90 or 180 days or any other period that the Agent (after consultation with the Subscribers) agrees with the Borrower.

          (c) If a Funding Period ends on a day which is not a Business Day, it is regarded as ending on the next Business Day in the same calendar month or, if none, the preceding Business Day.

          (d) A Funding Period for a Funding Portion commences either on the first Funding Date for that Funding Portion or on the last day of the immediately preceding Funding Period for that Funding Portion.

          (e) No Funding Period for a Facility may end after the Termination Date for the relevant Facility.

--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

          (f) If the Borrower fails to select a Funding Period under a Facility, the Funding Period will be 90 days or such other period selected by the Agent (after consultation with the Subscribers).

          (g) If the Borrower selects a Funding Period in a manner which does not comply with this clause 4.6, the Agent may select the Funding Period (after consultation with the Subscribers).

     4.7  DETERMINATION OF FUNDING RATE

          (a) After the Agent has determined the Funding Rate for a Funding Period it must promptly notify each Subscriber and the Borrower of the Funding Rate for that Funding Period.

          (b) In the absence of manifest error, each determination of the Funding Rate by the Agent is conclusive evidence of that rate against the Borrower.

------------------------------------------------------------------------------

5    TRANCHE A FACILITY (REVOLVING FACILITY)

     5.1  SUBSCRIPTION FOR, AND ISSUE OF DEBENTURES

          (a) If the Borrower gives a Funding Notice for a Funding Portion under the Tranche A Facility then, subject to this agreement, each Tranche A Subscriber must provide to the Agent its Pro Rata Share of the Funding Portion in accordance with clauses 5.1(b) and (c) in Same Day Funds in Dollars not later than 12 noon (Sydney time) on the specified Funding Date and in accordance with that Funding Notice.

          (b) In the case of the first Funding Portion under the Tranche A Facility, each Subscriber must provide its Pro Rata Share of the Funding Portion by subscribing in the Australian Capital Territory for a Debenture recorded in the Register as being held by that Subscriber under clause 5.1(h) on the specified Funding Date.

          (c) In the case of the second and each subsequent Funding Portion under the Tranche A Facility, each Subscriber must provide its Pro Rata Share of the Funding Portion by paying up part of the unpaid amount of the Debenture recorded in the Register as being held by it under clause 5.1(h).

          (d) The Borrower must issue a Master Debenture for the benefit of each Tranche A Subscriber on the first Funding Date under the Tranche A Facility.

          (e) Each Master Debenture issued for the benefit of a Tranche A Subscriber under clause 5.1(d):

               (1) must be executed and issued in the Australian Capital Territory;

               (2)  must be issued in or substantially in the form set out in schedule 1 of the Debenture Trust Deed.
--------------------------------------------------------------------------------
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
                                                      NTL Subscription Agreement

          (f) The face value amount of each Debenture recorded in the Register as being held by Tranche A Subscriber will be equal to the Tranche A Commitment of that Subscriber set out in part B of schedule 2, and will have an initial Paid Up Amount equal to that Tranche A Subscriber's Pro Rata Share of the first Funding Portion provided on the first Funding Date under the Tranche A Facility.

          (g) The Paid Up Amount of each Debenture recorded in the Register as being held by a Tranche A Subscriber will be increased by an amount equal to that Tranche A Subscriber's Pro Rata Share of the second and each subsequent Funding Portion provided under clause 5.1(c).

          (h) Details of each Debenture subscribed for by a Tranche A Subscriber under this clause 5.1, including details of:

               (1)  its face value;

               (2)  its initial Paid up Amount;

               (3)  all increases and decreases in its Paid up Amount,

               will be recorded in the Register by the Security Trustee in accordance with the Debenture Trust Deed.

     5.2  PAYMENT TO BORROWER

          On receipt of the amounts paid to it by the Tranche A Subscribers under clause 5.1(b) and (c), the Agent must pay the same in Same Day Funds in Dollars to an account of the Borrower in the Australian Capital Territory.

     5.3  REPAYMENT

          (a) The Paid Up Amount of each Debenture under the Tranche A Facility must be repaid by the Borrower to the Agent for the account of the Tranche A Subscribers:

               (1)  in full on the Termination Date for the Tranche A Facility;
                    and

               (2) otherwise as specified in, or required under, this agreement.

          (b) The Borrower must pay or repay the balance of the Secured Moneys for the Tranche A Facility in full to the Agent for the account of the Tranche A Subscribers on the Termination Date for the Tranche A Facility or on such other date on which the Paid Up Amount on each Debenture issued under the Tranche A Facility is, or is required to be, repaid or prepaid in full.

     5.4  INTEREST

          (a) The Borrower must pay interest on the Paid Up Amount of each Debenture for the Tranche A Facility at the Funding Rate for the Tranche A Facility for each relevant Funding Period.

          (b) Interest must be calculated on daily balances on the basis of a 365 day year and for the actual number of days elapsed from and including the first day of each Funding Period to, but excluding, the last day of the Funding Period, or, in the case of a prepayment or repayment being made on a day other than the last day of the relevant Funding Period, the prepayment or repayment date.
--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

          (c) The Borrower must pay accrued interest in arrears to the Agent for the account of the Tranche A Subscribers on each Interest Payment Date.

     5.5  UPDATING REGISTER

          The Register will be updated by the Security Trustee on each occasion that:

          (a) a prepayment or repayment of the Principal Outstanding under the Tranche A Facility is made to reflect the revised face value amounts and Paid up Amounts of the Debentures held by the Tranche A Subscribers;

          (b) a prepayment or repayment of the Principal Outstanding under the Tranche B Facility is made to reflect the revised face value amounts and Paid Up Amounts of the Debentures held by the Tranche B Subscribers.

     5.6  FIRST FUNDING PORTION

          Notwithstanding any other provision of the Transaction Documents, $100 of the Paid Up Amount of each Debenture held by each Tranche A Subscriber must not be repaid until all the Secured Moneys (other than each amount of $100 referred to in clause 6.6) have been paid or satisfied in full.

------------------------------------------------------------------------------

6    TRANCHE B FACILITY (AMORTISING FACILITY)

     6.1  SUBSCRIPTION FOR, AND ISSUE OF DEBENTURES

          (a) If the Borrower gives a Funding Notice for a Funding Portion under the Tranche B Facility then, subject to this agreement, each Tranche B Subscriber must provide to the Agent its Pro Rata Share of the Funding Portion in accordance with clauses 6.1(b) and (c) in Same Day Funds in Dollars not later than 12 noon (Sydney time) on the specified Funding Date and in accordance with that Funding Notice.

          (b) In the case of the first Funding Portion under the Tranche B Facility, each Subscriber must provide its Pro Rata Share of the Funding Portion by subscribing in the Australian Capital Territory for a Debenture recorded in the Register as being held by that Subscriber under clause 6.1(h) on the specified Funding Date.

          (c) In the case of the second and each subsequent Funding Portion under the Tranche B Facility, each Subscriber must provide its Pro Rata Share of the Funding Portion by paying up part of the unpaid amount of the Debenture recorded in the Register as being held by it under clause 6.1(h).

          (d) The Borrower must issue a Master Debenture for the benefit of each Tranche B Subscriber on the first Funding Date under the Tranche B Facility.

          (e) Each Master Debenture issued for the benefit of a Tranche B Subscriber under clause 6.1(d):

               (1) must be executed and issued in the Australian Capital Territory;

               (2)  must be issued in or substantially in the form set out in schedule 1 of the Debenture Trust Deed.

--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

          (f) The face value amount of each Debenture recorded in the Register as being held by a Tranche B Subscriber will be equal to the Tranche B Commitment of that Subscriber set out in part B of schedule 2, and will have an initial Paid Up Amount equal to that Tranche B Subscriber's Pro Rata Share of the first Funding Portion provided on the first Funding Date under the Tranche B Facility.

          (g) The Paid Up Amount of each Debenture recorded in the Register as being held by a Tranche B Subscriber will be increased by an amount equal to that Tranche B Subscriber's Pro Rata Share of the second and each subsequent Funding Portion provided under clause 6.1(c).

          (h) Details of each Debenture subscribed for by a Tranche B Subscriber under this clause 6.1, including details of:

               (1)  its face value;

               (2)  its initial Paid up Amount;

               (3)  all increases and decreases in its Paid up Amount,

               will be recorded in the Register by the Security Trustee in accordance with the Debenture Trust Deed.

     6.2  PAYMENT TO BORROWER

          On receipt of the amounts paid to it by the Tranche B Subscribers under clause 6.1(b) and (c), the Agent must pay the same in Same Day Funds in Dollars to an account of the Borrower in the Australian Capital Territory.

     6.3  REPAYMENT

          (a) The Paid Up Amount of each Debenture under the Tranche B Facility must be repaid by the Borrower to the Agent for the account of the Tranche B Subscribers:

               (1)  in full on the Termination Date for the Tranche A Facility;
                    and

               (2)  otherwise as specified in, or required under this agreement.

          (b) The Borrower must pay or repay the balance of the Secured Moneys for the Tranche B Facility in full to the Agent for the account of the Tranche B Subscribers on the Termination Date for the Tranche B Facility or on such other date on which the Paid Up Amount on each Debenture issued under the Tranche B Facility is, or is required to be, repaid or prepaid in full.

     6.4  INTEREST

          (a) The Borrower must pay interest on the Paid Up Amount of each Debenture for the Tranche B Facility at the Funding Rate for the Tranche B Facility for each relevant Funding Period.

          (b) Interest must be calculated on daily balances on the basis of a 365 day year and for the actual number of days elapsed from and including the first day of each Funding Period to, but excluding, the last day of the Funding Period, or, in the case of a prepayment or repayment being made on a day other than the last day of the relevant Funding Period, the prepayment or repayment date.

--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

          (c) The Borrower must pay accrued interest in arrears to the Agent for the account of the Tranche B Subscribers on each Interest Payment Date.

     6.5  SCHEDULED REPAYMENT AND REDUCTION IN TRANCHE B COMMITMENT

          (a) The Aggregate Tranche B Commitment of the Tranche B Subscribers is reduced on each date (REPAYMENT DATE) set out in column 1 below by the amount (SCHEDULED REDUCTION AMOUNT) for that date set out in column 2 below, to the amount (REDUCED TRANCHE B COMMITMENT) for that date set out in column 3 below. The Tranche B Commitment of each Tranche B Subscriber, and the face value amount of the Debenture held by the Tranche A Subscriber, is reduced on each Repayment Date by its Pro Rata Share of each Scheduled Reduction Amount for that date.

               REPAYMENT DATE                 SCHEDULED REDUCTION          REDUCED TRANCHE B
                                              AMOUNT                       COMMITMENT
               ----------------------------   -------------------          -----------------
               30 June 2004                   $7,500,000                   $192,500,000
               31 December 2004               $7,500,000                   $185,000,000
               30 June 2005                   $12,500,000                  $172,500,000
               31 December 2005               $12,500,000                  $160,000,000
               the Termination Date for the   $160,000,000                 $0
               Tranche B Facility


          (b) The Borrower must make such payments, repayments or prepayments to the Agent for the account of each Tranche B Subscriber as are necessary to ensure that the Paid Up Amount of each Subscriber's Debenture under the Tranche B Facility on each Repayment Date does not exceed the Tranche B Commitment of that Subscriber on that date.

     6.6  FIRST FUNDING PORTION

          Notwithstanding any other provision of the Transaction Documents, $100 of the Paid Up Amount of each Debenture held by each Tranche B Subscriber must not be repaid until all the Secured Moneys (other than each $100 amount referred to in clause 5.6) have been paid or satisfied in full.

-------------------------------------------------------------------------------

7    MARGIN AND FEES

     7.1  COMMITMENT FEE

          (a) The Borrower must pay to the Agent for distribution to the Subscribers for each Facility in their Pro Rata Shares the Commitment Fee for that Facility calculated in accordance with clause 7.3 on the daily undrawn balance of the Aggregate Commitment of that Facility during the period from and including the Signing Date up to the expiry of the Availability Period for that Facility.


--------------------------------------------------------------------------------
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

                                                      NTL Subscription Agreement

          (b) Accrued Commitment Fee for a Facility must be paid quarterly in arrears from the date of this agreement and on the last day of the Availability Period for that Facility.

          (c) The Commitment Fee for a Facility accrues from day to day and is calculated on the basis of the 365 day year and for the actual number of days elapsed.

     7.2  OTHER FEES

          The Borrower must pay to the Arranger and the Agent for their own account the fees in such amounts and at such times and otherwise on such terms and conditions as the Arranger, the Agent and the Borrower have agreed in the Fee Letters.

     7.3  CALCULATION OF MARGIN AND COMMITMENT FEE

          (a) Subject to clause 7.3(c), the Commitment Fee and the Margin in respect of a Facility at any time will be calculated in accordance with the Gearing Ratio for the most recent quarter as follows:

               GEARING RATIO                                    COMMITMENT FEE           MARGIN
               -------------------------------------------      --------------           ------
               Greater than 5.50                                0.60%                    1.85%
               Greater than 4.50 but less than or equal to      0.50%                    1.65%
               5.50
               Greater than 3.50 but less than or equal to      0.45%                    1.45%
               4.50
               Greater than 2.50 but less than or equal to      0.40%                    1.20%
               3.50
               Less than or equal to 2.50                       0.35%                    0.90%


          (b) The Gearing Ratio will be calculated quarterly by the Agent upon receipt of the relevant Financial Reports or accounts showing the results of the last financial quarter. Subject to clause 7.3(c), if the Gearing Ratio for the last quarter results in a change to the Commitment Fee or the Margin the change will take effect from the last Relevant Date.

          (c) A change to the Margin under clause 7.3(b) will not apply to the Margin payable with respect to a Funding Portion where the Funding Period for that Funding Portion ends after the last Relevant Date but before the date of delivery of the relevant Financial Reports or accounts by the Borrower.

          (d) If an Event of Default has occurred and while it subsists the margin will be the aggregate of the Overdue Margin and the then applicable Margin calculated in accordance with clauses 7.3(a), 7.3(b) and 7.3(c).

          (e) From the Signing Date until the Margin and the Commitment Fee are first adjusted after 30 June 2001 under clause 7.3(b) the Margin is 1.85% and the Commitment Fee is 0.60%.

          (f) The Agent will promptly notify the Borrower and the Subscribers of any change to the Commitment Fee or the Margin under this clause 7.3.

--------------------------------------------------------------------------------
                                                                         page 35

                                                      NTL Subscription Agreement

     7.4  AGENCY FEE

          The Borrower must pay to the Agent for its own account an agency fee in accordance with the Agency Fee Letter.

------------------------------------------------------------------------------

8    RELIQUEFACTION BILLS

     8.1  RELIQUEFACTION BILLS

          (a) Each Subscriber may, at its own cost, at any time, prepare Reliquefaction Bills in respect of its Pro Rata Share of a Funding Portion for a Facility.

     8.2  NATURE OF RELIQUEFACTION BILLS

          Reliquefaction Bills for a Subscriber's Pro Rata Share of a Funding Portion for a Facility must be prepared so that:

          (a) their total face amount does not exceed the aggregate of the outstanding principal amount of that Pro Rata Share of that Funding Portion and interest payable or to become payable to that Subscriber in respect of that Funding Portion; and

          (b) their maturity date is not later than the last day of the Funding Period for that Funding Portion.

     8.3  DRAWING OF RELIQUEFACTION BILLS

          The Borrower authorises the relevant Subscriber to prepare and sign (by its Officer) as drawer, acceptor and endorser, those Reliquefication Bills in accordance with this clause 8.

     8.4  SUBSCRIBER'S DEALING

          (a) A Subscriber must accept or endorse with recourse to that Subscriber each Reliquefaction Bill drawn accepted or endorsed by that Subscriber in accordance with this clause 8.

          (b) A Subscriber may negotiate or deal with any Reliquefaction Bill accepted or endorsed by it as it sees fit and for its own benefit.

     8.5  BILLS OF EXCHANGE ACT

          The Borrower and each Subscriber must ensure the validity of the Reliquefaction Bills under the Bills of Exchange Act 1909 (Cth).

     8.6  STAMP DUTY ON RELIQUEFACTION BILLS

          A Subscriber must pay any Tax on or in respect of the Reliquefaction Bills and any dealing with Reliquefaction Bills in respect of that Subscriber.

     8.7  INDEMNITY IN RESPECT OF RELIQUEFACTION BILLS

          (a) Each Subscriber severally indemnifies the Borrower against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment

--------------------------------------------------------------------------------
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

                                                      NTL Subscription Agreement

               (including, but not limited to, any Tax referred to in clause 8.6) which the Borrower suffers, incurs or is liable for in respect of:

               (1) the Borrower drawing, accepting or endorsing a Reliquefaction Bill at the request of that Subscriber; or

               (2) the Borrower being a party to a Reliquefaction Bill at the request of that Subscriber.

          (b)  The indemnity of a Subscriber contained in clause 8.7(a):

               (1)  is a continuing obligation of that Subscriber;

               (2) is an additional, separate and independent obligation of that Subscriber; and

               (3) survives the termination of any Transaction Document and the repayment of any Reliquefaction Bill drawn at the request of that Subscriber.

          (c) Subject to clause 8.8, nothing in clause 8.7(a) affects the obligations of the Borrower under this agreement including, but not limited to, the obligation to pay any Secured Moneys which is an absolute and unconditional obligation in no way affected by any actual, contingent or other liability of any Subscriber or the Agent, under clause 8.7(a).

     8.8  REDUCTION IN BORROWER'S OBLIGATION

          If the Borrower discharges by payment any Reliquefaction Bill, then (but without prejudice to any other right of the Borrower), on the date of payment, the amount of that payment is regarded as applied against the moneys owing to the Subscriber who requested the drawing of that Reliquefaction Bill under this agreement and the obligation of the Borrower is accordingly reduced.

-------------------------------------------------------------------------------

9    PAYMENTS

     9.1  MANNER OF PAYMENT

          All payments by a Transaction Party under the Transaction Documents must be made:

          (a)  in Same Day Funds;

          (b)  in Dollars;

          (c)  not later than 11.00 am (Sydney time) on the due date,

                  to the account of the Agent specified to the Borrower or in such other manner as the Agent directs from time to time.

9.2      PAYMENTS ON A BUSINESS DAY

                  If a payment is due on a day which is not a Business Day, the due date for that payment is the next Business Day in the same calendar month or, if none, the preceding Business Day, and interest must be adjusted accordingly.


--------------------------------------------------------------------------------
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

                                                      NTL Subscription Agreement

     9.3  APPROPRIATION OF PAYMENTS

          (a) Subject to clause 9.3(b) all payments made by a Transaction Party under this agreement may be appropriated as between principal, interest and other amounts as the Agent in its absolute discretion determines, or, failing any determination, in the following order:

               (1) first, towards reimbursement of all fees, costs, expenses, charges, damages and indemnity payments incurred or due and owing by the Transaction Parties under the Transaction Documents;

               (2) second, towards payment of interest due and payable under the Transaction Documents; and

               (3) third, towards repayment or prepayment of the Principal Outstanding.

          (b) If a Finance Party exercises any Power under a Security, any moneys received as a result must be appropriated in the manner provided in that Security.

          (c) Any appropriation under clause 9.3(a) or clause 9.3(b) overrides any appropriation made by a Transaction Party.

     9.4  PAYMENTS IN GROSS

          All payments which a Transaction Party is required to make under any Transaction Document must be:

          (a)  without any set-off, counterclaim or condition; and

          (b) without any deduction or withholding for any Tax or any other reason, unless, and without limiting the operation of clause 9.5, the Transaction Party is required to make a deduction or withholding by applicable law.

     9.5  ADDITIONAL PAYMENTS

          If:

          (a) any Transaction Party is required to make a deduction or withholding in respect of Tax (other than Excluded Tax) from any payment to be made to a Finance Party under any Transaction Document; or

          (b)  a Finance Party is required to pay any Tax (other than Excluded
               Tax) in respect of any payment it receives from a Transaction Party or the Agent under any Transaction Document,

          then the Borrower:

          (c)  indemnifies each Finance Party against that Tax; and

          (d) must pay to each Finance Party an additional amount which the Agent determines to be necessary to ensure that each Finance Party receives when due a net amount (after payment of any Tax other than Excluded Tax in respect of each additional amount) that is equal to the full amount it would have received had a deduction or withholding or payment of Tax not been made.

--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

     9.6  TAXATION DEDUCTION PROCEDURES

          If a Transaction Party is required to make a deduction or withholding in respect of Tax from any payment to be made to a Finance Party under any Transaction Document, then:

          (a) the Borrower must pay, or cause the relevant Transaction Party to pay, the amount deducted or withheld to the appropriate Governmental Agency as required by law; and

          (b) the Borrower must use its best endeavours to obtain official receipts or other documentation from that Governmental Agency and within 2 Business Days after receipt the Borrower must deliver them to the Agent.

     9.7  AMOUNTS PAYABLE ON DEMAND

          If any amount payable by a Transaction Party under any Transaction Document is not expressed to be payable on a specified date that amount is payable by the Transaction Party within 3 Business Days of a demand by the Agent.

     9.8  DISTRIBUTION BY AGENT

          (a) Except to the extent otherwise expressly provided in a Transaction Document, or unless a payment is made to the Agent for its own account, each payment received by the Agent under a Transaction Document is received by the Agent on account of the Subscribers.

          (b) The Agent must promptly distribute amounts received on account of the Subscribers among the Subscribers according to their respective Pro Rata Shares or other entitlements as provided for in the Transaction Documents and in the same type of funds as received by the Agent.

     9.9  NON-RECEIPT OF FUNDS BY THE AGENT FROM THE BORROWER

          (a) Unless the Agent has received written notice from the Borrower at least 1 Business Day before the date on which any payment is due under this agreement that the Borrower does not intend to make that payment in full on the due date, the Agent may (but is not obliged to) assume that the Borrower has made that payment when due and, in reliance on that assumption, may make available to each Subscriber on that due date an amount equal to the portion of that assumed payment to which that Subscriber is entitled.

          (b) If the Borrower has not in fact made that payment to the Agent, and does not make that payment, together with interest as provided in this clause 9.9(b), promptly on demand, each Subscriber must, on demand, repay to the Agent the amount so made available to it, together with interest on such amount accrued for each day from and including the due date but excluding the date of such repayment, at the rate per centum per annum which is determined by the Agent to be the Agent's cost of funding such payment for such period.

          (c) Without limiting its other obligations under this agreement, the Borrower indemnifies each Transaction Party against any damage, loss or expense incurred by each Finance Party by reason of any failure or delay by the Borrower in making any payments referred to in this clause 9.9.

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                                                      NTL Subscription Agreement

     9.10 NON-RECEIPT OF FUNDING PORTION BY THE AGENT FROM A SUBSCRIBER

          (a) Unless the Agent has received written notice from a Subscriber at least 1 Business Day before a Funding Date that the Subscriber does not intend to make available to the Agent its Pro Rata Share of the Funding Portion under a Facility to be made by it on that Funding Date the Agent may (but is not obliged to) assume the Subscriber has made its participation available to the Agent on the due date and, in reliance upon such assumption, may make available to the Borrower a corresponding amount.

          (b) If that Pro Rata Share of the Funding Portion under a Facility is not in fact made available to the Agent by that Subscriber, the Agent is entitled to recover that amount on demand from that Subscriber or, failing such recovery, from the Borrower, together with interest in respect of each day commencing on the date the Agent makes such amount available and ending on the date such amount is recovered by the Agent, at a rate per centum per annum which is determined by the Agent to be the Agent's cost of funding such payment for such period.

          (c) The relevant Subscriber indemnifies the Borrower against any damage, loss or expense suffered or incurred by the Borrower by reason of any failure by that Subscriber in making any payments referred to in this clause 9.10.

          (d) Nothing in this clause 9.10 requires a Subscriber to provide its Pro Rata Share of a Funding Portion if it is not required to do so because the conditions precedent to the provision of the relevant Funding Portion under clause 2.2 have not been fulfilled to the satisfaction of the Agent in accordance with that clause.

     9.11 REDISTRIBUTION OF PAYMENTS

          (a) If any Subscriber at any time obtains (whether by way of voluntary or involuntary payment or otherwise including, but not limited to, under clause 8.8) a proportion in respect of any sum due from a Transaction Party under the Transaction Documents greater than the amount it should have received in accordance with the Transaction Documents, including, without limitation, as a result of a Subscriber exercising any right to set-off, combine accounts or any other similar right (the amount of the excess being called the EXCESS AMOUNT) then:

               (1) that Subscriber must within 2 days pay to the Agent an amount equal to the excess amount and the Agent must notify the Borrower of such amount and its receipt by the Agent;

               (2) the Agent must treat such payment as if it were a payment by the Transaction Party on account of the sum owed to the Subscribers and must forthwith distribute the payment to the Subscribers in accordance with their proportionate entitlements; and

               (3) as between the Transaction Party and that Subscriber, the excess amount is to be treated as not having been paid to that Subscriber, but it is to be treated as having been paid to all the Subscribers in accordance with their respective proportionate entitlements.

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                                                      NTL Subscription Agreement

          (b) Clause 9.11(a) does not impair any right of any Subscriber to retain any sum received by it after the institution of legal proceedings by that Subscriber to recover sums owing to it under any Transaction Document.

          (c)  Every payment and adjustment made in accordance with this clause
               9.11 is subject to the condition that, if the excess amount (or any part of it) subsequently is required to be repaid to the relevant Transaction Party, the Agent and each Subscriber which has received any part of it must repay the excess amount (or the relevant part, as the case may be) to that Subscriber together with such amount (if any) as is necessary to reimburse to that Subscriber the appropriate proportion of any interest it has been obliged to pay when paying such amount and the relevant adjustments will be cancelled.

------------------------------------------------------------------------------

10   REPRESENTATIONS AND WARRANTIES

     10.1 REPRESENTATIONS AND WARRANTIES

          Each Transaction Party (other than, in the case of clauses 10.1(i), (j), (n), (o), (p), (q), (x), (y) (z) and (aa), NTLH) (but in the case of a Guarantor other than NTLH only from the date it executes this agreement or a Guarantee Assumption Agreement) represents and warrants, to and for the benefit of each Finance Party, that:

          (a) REGISTRATION: it is a corporation as that expression is defined in the Corporations Law having limited liability, registered (or taken to be registered) and validly existing under the Corporations Law;

          (b) CORPORATE POWER: it has the corporate power to own its assets and to carry on its business as it is now being conducted;

          (c) AUTHORITY: it has full power and authority to enter into and perform its obligations under the Transaction Documents and the Material Documents to which it is expressed to be a party;

          (d) AUTHORISATIONS: it has taken all necessary action to authorise the execution, delivery and performance of the Transaction Documents and the Material Documents to which it is expressed to be a party in accordance with their terms;

          (e) BINDING OBLIGATIONS: the Transaction Documents and the Material Documents to which it is expressed to be a party constitute its legal, valid and binding obligations and, subject to any necessary stamping and registration, are enforceable against it in accordance with their terms subject to laws generally affecting creditors' rights and to principles of equity;

          (f) TRANSACTION PERMITTED: the execution, delivery and due performance by it of the Transaction Documents and the Material Documents to which it is expressed to be a party do not and will not violate, breach, or result in a contravention of:

               (1)  any law, regulation or authorisation;

               (2)  its constitution or other constituent documents; or

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                                                      NTL Subscription Agreement


               (3) any Encumbrance or document which is binding upon it or on any of its assets,

               and do not and will not result in:

               (4) the creation or imposition of any Encumbrance (other than an Encumbrance in favour of a Finance Party) or restriction of any nature on any of its assets other than under a Transaction Documents or a Material Document; or

               (5) the acceleration of the date of payment of any obligation existing under any Encumbrance or document which is binding upon it or on any of its assets;

          (g)  NO DEFAULT OR BREACH:

               (1) it is not in breach in any material respect under any agreement binding on it (which breach in the case of an agreement other than a Material Contract would be reasonably likely to have a Material Adverse Effect);

               (2) nothing has occurred which is, or with the giving of notice, lapse of time, satisfaction of some other conditions or any combination of the above, constitutes an event which causes or enables:

                    (A) the acceleration of any payment in excess of $5,000,000 to be made under any agreement binding on it; or

                    (B) the enforcement, termination or rescission of any Material Document; or

                    (C) the enforcement, termination or recision of any agreement binding on it (other than a Material Document) which in the case of an agreement other than a Material Contract would be reasonably likely to have a Material Adverse Effect;

          (h) NO LITIGATION: no litigation, arbitration, dispute or administrative proceeding has been commenced, is pending or to its knowledge threatened, by or before any Governmental Agency (other than at the suit of any Finance Party), and no judgment or award has been given, made or is pending, by or before any Governmental Agency which:

               (1) in any way questions its power or authority to enter into or perform its obligations under any Transaction Document or Material Document to which it is a party; or

               (2)  has had or is likely to have a Material Adverse Effect.

          (i) ACCOUNTS: its most recent Financial Report or quarterly financial statements (as the case may be) and any other information which it has given to the Agent under clauses 11.2(a), (b) or (c) (as the case may be):

               (1) give a true and fair view of the financial condition and state of affairs of the Borrower Group as at the date they were drawn up; and

               (2) were being prepared in accordance with accepted Accounting Standards and the requirements of the Corporations Law at the time of preparation;

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                                                      NTL Subscription Agreement

               (3) disclose all material Finance Debt of the Borrower Group and material contingent liabilities of the Borrower Group;

          (j) NO CHANGE IN AFFAIRS: other than as disclosed in writing to the Agent there has been no change in its state of affairs since the end of the accounting period to which the Financial Reports or quarterly accounts (as the case may be) referred to in clause 10.1(i) relate which has had or is likely to have a Material Adverse Effect;

          (k) REPRESENTATIONS TRUE: each of its representations and warranties contained in any Transaction Document to which it is a party is true, correct and not misleading when made or repeated or regarded as made or repeated;

          (l) AUTHORISATIONS: all Authorisations required in connection with the execution, delivery and performance by it, and the validity and the enforceability against it of each Transaction Document or Material Document to which it is a party and its performance of the transactions contemplated by those Transaction Documents or Material Documents have been obtained or effected and are in full force and effect, and there has been no default by it in the performance of any of the terms and conditions of any of those Authorisations;

          (m) DISCLOSURE: all factual information provided to any Finance Party by or on behalf of the Transaction Parties in respect of the Material Documents, the transactions contemplated by them, each Transaction Party and the assets, business and affairs of each Transaction Party was true and correct in all material respects when provided and any forecasts and projections provided to any Finance Party were arrived at after careful consideration and were based on reasonable grounds when provided and were not when provided, whether by omission of information or otherwise, misleading or deceptive or likely to mislead or deceive;

          (n) NO FAILURE TO DISCLOSE: it has not withheld from any Finance Party any document, information or other fact material to the decision of each Finance Party to enter into and perform the Transaction Documents to which each Finance Party is a party (it being acknowledged that the information given to each Finance Party has induced each Finance Party to enter into those Transaction Documents);

          (o) INFORMATION MEMORANDUM: all material information contained in the Information Memorandum was true and correct in all material respects as of the date of the Information Memorandum, all expressions of opinion or intention and forecasts and projections contained in the Information Memorandum were arrived at after careful consideration and were based on reasonable grounds, and as of its date the Information Memorandum was not misleading in any material respect, whether by omission or otherwise;

          (p) BUSINESS PLAN: all material factual information contained in the Business Plan was true and correct in all material respects as of the date of the Business Plan, all expressions of opinion or intention and forecasts and projections contained in the Business Plan were arrived at after careful consideration and were based on reasonable grounds, and as of its date the Business Plan was not misleading in any material respect, whether by omission or otherwise;

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                                                      NTL Subscription Agreement

          (q) RECENT EVENTS: except as disclosed in writing to the Agent, since the date of the Information Memorandum and the Business Plan respectively, nothing has occurred which renders any of the material information, expressions of opinion or intention, projections or conclusions in the Information Memorandum or the Business Plan inaccurate or misleading or, in the case of projections and opinion, other than fair and reasonable in any material respect;

          (r) NO IMMUNITY: it does not, nor do its assets, enjoy immunity from any suit or execution;

          (s) TAXES: it has complied with all laws relating to Tax in all applicable jurisdictions and it has paid all Taxes due and payable by it other than Contested Taxes where failure to do so would have a Material Adverse Effect;

          (t)  LEGAL AND BENEFICIAL OWNER:

               (1) it is the legal and beneficial owner of the Secured Property under any Security given by it; and

               (2) it will be the legal and beneficial owner of all property it acquires on or after the date of this agreement and which forms part of its Secured Property,

               and no person other than a Finance Party holds or is entitled to hold an interest in the Secured Property other than under a Permitted Encumbrance;

          (u) NO ENCUMBRANCES: there is no Encumbrance over any of the Secured Property under any security granted by it other than:

               (1)  an Encumbrance created by a Transaction Document;

               (2)  a Permitted Encumbrance;

          (v)  NOT A TRUSTEE:

               (1) in the case of each NTL Party, it is not a trustee of any trust or settlement; and

               (2) in the case of NTLH, it has not and will not enter into any Transaction Document or Material Document as trustee of any trust;

          (w) COMMERCIAL BENEFIT: the entry into and performance by it of its obligations under the Transaction Documents and Material Documents to which it is expressed to be a party is for its commercial benefit and is in its commercial interests;

          (x)  GROUP STRUCTURE:

               (1) its only Subsidiaries (if any) are listed in the Group Structure Diagram;

               (2) the Group Structure Diagram is true and correct in all respects and does not omit any material detail;

               (3) it is not an entity that a public company controls for the purposes of section 208(1) of the Corporations Law;

          (y) ENVIRONMENTAL LAW: no act or omission has occurred and there is no circumstance relating to its Secured Property which has given rise or may give rise to:

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                                                      NTL Subscription Agreement

               (1)  a claim against it; or

               (2) a requirement of material expenditure by it, or of cessation or alteration of its activity,

               under any Environmental Law;

          (z)  CONTAMINATION AND HERITAGE: without limiting clause 10.1(y):

               (1) no contamination or heritage issues have been discovered or arisen in relation to any of its Secured Property; and

               (2) a Governmental Agency has not conducted an investigation in relation to any of its Secured Property or issued any direction or made any orders;

          (aa) NATIVE TITLE: none of its Secured Property is encumbered or affected by any easement, restriction, right, or interest, or claim lodged under the Native Title Act 1993 (Cth), observance of which or the exercise or enforcement or acceptance (or any consequence of the acceptance) of which (as the case may be) has had or is likely to have a Material Adverse Effect.

     10.2 SURVIVAL AND REPETITION OF REPRESENTATIONS AND WARRANTIES

          The representations and warranties in, or given under, this agreement including, but not limited to, clause 10.1:

          (a)  survive the execution of each Transaction Document; and

          (b) (other than the representation and warranty in clause 10.1(q)) are regarded as repeated on each Funding Date and Interest Payment Date with respect to the facts and circumstances then subsisting.

     10.3 RELIANCE BY FINANCE PARTIES

          Each Transaction Party acknowledges that each Finance Party has entered into each Transaction Document to which it is a party in reliance on the representations and warranties in, or given under, this agreement including, but not limited to, clause 10.1.

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11   UNDERTAKINGS

     11.1 TERM OF UNDERTAKINGS

          (a)  Unless the Agent otherwise agrees in writing, until:

               (1)  the Aggregate Commitments are cancelled; and

               (2)  the Secured Moneys are fully and finally repaid; and

               (3) each Security in respect of all the Secured Property under that Security is discharged,

               each Transaction Party must, at its own cost, comply with the undertakings given by it in this clause 11.

          (b) The undertakings of a Guarantor operate only from the time of execution by that Guarantor of this agreement or a Guarantee Assumption Agreement.

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                                                      NTL Subscription Agreement

     11.2 PROVISION OF INFORMATION AND REPORTS

          The Borrower (and, in the case of clauses 11.2(b) and (c) (where it relates to the Secured Property), each other Transaction Party) must furnish to the Agent (with sufficient copies for each Finance Party) all of the following:

          (a) ANNUAL FINANCIAL REPORTS: as soon as practicable, but in any event no later than 120 days after its annual balance date, copies of the annual audited Financial Report of the Borrower Group;

          (b) QUARTERLY ACCOUNTS: as soon as practicable, and in any event no later than 30 days after the end of each calendar quarter:

               (1) copies of the unaudited quarterly management accounts of the Borrower Group;

               (2) notice of the acquisition (by purchase, subscription or other means) by the Borrower of any Subsidiary during the preceeding quarter;

               (3) details of any amendments or variations made to any Material Contract during the preceeding quarter;

          (c) BUDGET: as soon as practicable but in any event not later than 60 days after the end of each annual balance date, a budget for the financial year following the annual balance date;

          (d) COMPLIANCE CERTIFICATE: at the same time that the annual Financial Report is required to be delivered under clause 11.2(a) and the management accounts are required to be delivered under clause 11.2(b), a Compliance Certificate signed by a director and the CFO of the Borrower based on those Financial Reports or management accounts, together with details of how the calculations of each of the financial ratios certified in the Compliance Certificate were arrived at. The Compliance Certificate delivered together with the annual audited Financial Report required under clause 11.2(a) must be accompanied by a certificate from an auditor acceptable to the Agent confirming the accuracy of the calculations of each of the relevant financial ratios.

          (e) DIRECTORS' CERTIFICATE: at the request of the Agent, a certificate signed by at least 2 directors of the Borrower stating:

               (1) if an Event of Default or Potential Event of Default has occurred or is subsisting; and

               (2) if so, full details of the relevant Event of Default or Potential Event of Default and of remedial action being taken or proposed;

          (f) DOCUMENTS ISSUED TO SHAREHOLDERS: copies of all material documents issued by it to its shareholders or debenture holders or holders of other Marketable Securities at the same time as their issue;

          (g) GROUP STRUCTURE DIAGRAM: an updated Group Structure Diagram on each occasion that the then current Group Structure Diagram ceases to be true and accurate;

          (h) COMMONWEALTH NOTICES: promptly, but in any event no later than 3 Business Days after being received or sent by the Transaction Party, copies of any material written correspondence sent to or received from the

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                                                      NTL Subscription Agreement

               Commonwealth of Australia or any Governmental Agency under or in relation to the Material Documents;

          (i) OTHER INFORMATION: at the reasonable request of the Agent, any other information about the Business, the financial condition or state of affairs of it or about the Secured Property under any Security given by it.

     11.3 PROPER ACCOUNTS

          Each NTL Party must:

          (a) keep proper books of account which give a true and fair view of the financial condition and state of affairs of it;

          (b) ensure that the Financial Reports and quarterly accounts furnished under clause 11.2 (as the case may be) are prepared in accordance with the Corporations Law requirements in chapter 2M.

     11.4 NOTICES TO THE AGENT

          Each NTL Party must give notice to the Agent as soon as it becomes aware of any of the following:

          (a)  any Event of Default occurring;

          (b)  any Potential Event of Default occurring;

          (c)  any Review Event occurring;

          (d) any litigation, arbitration or administrative proceeding in respect of it or any of its assets in an amount in any case in excess of $5,000,000 being commenced or threatened;

          (e) any Encumbrance, other than any Transaction Document or a Permitted Encumbrance, being created or entered into by it;

          (f) any proposal of, or notification being given to it by any Governmental Agency to compulsorily acquire any asset of it or of any other Transaction Party;

          (g) the occurrence of any failure by a Transaction Party to comply with any term of a Material Contract, which failure to comply entitles, or would, with the giving of notice, expiration of time or any other condition, entitle a party to terminate a Material Contract;

          (h) the revocation, amendment, suspension or termination of or material default (other than a default referred to in clause 11.4(g)) under any Material Contract.

     11.5 COMPLIANCE WITH STATUTES AND AUTHORISATIONS

          Each NTL Party (and in the case of clause 11.5(a), 11.5(b)(1) and 11.5(b)(2), NTLH) must:

          (a) comply with and observe all Authorisations, statutes and lawful requirements including, but not limited to, notices, judgments, orders or decrees of a Governmental Agency which affect or relate to a Transaction Party or the Secured Property;

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                                                      NTL Subscription Agreement

          (b) obtain and maintain in full force and effect all Authorisations required for, or in connection with:

               (1) the validity and enforceability (and, in the case of each Transaction Document which is an Encumbrance, its intended priority) of each Transaction Document and Material Document to which it is a party;

               (2)  its Secured Property;

               (3)  the Business; and

               (4)  any of its other assets, rights or interests;

          (c) provide a copy of each material Authorisation referred to in clause 11.5(b) to the Agent.

     11.6 CONDUCT OF BUSINESS

          (a) Each Transaction Party must carry on and conduct its business in a proper and efficient manner.

          (b) Each Transaction Party must do everything necessary to preserve the corporate existence of itself in good standing including but not limited to:

               (1) not making any applications or passing any resolution for winding up or voluntary administration;

               (2) not entering into or effecting any scheme of arrangement or merger or consolidation with any other person or persons without the consent of the Agent (which consent will not be unreasonably withheld where the scheme of arrangement, merger or consolidation is effected while the Transaction Party and all other participants in the arrangement, merger or consolidation are solvent); and

               (3) not entering into or effecting any other scheme under which it ceases to exist or under which the assets or liabilities or both of it are vested in or assumed by any other person.

     11.7 PAYMENT OF TAXES AND OUTGOINGS

          Each Transaction Party must pay all Taxes and outgoings payable when due and payable, other than Contested Taxes, where failure to do so could have a Material Adverse Effect.

     11.8 MATERIAL DOCUMENTS

          (a) Each Transaction Party must not at any time without the consent of the Agent and the Security Trustee:

               (1)  amend or vary or agree to any amendment or variation, of;

               (2)  terminate, rescind or discharge (except by performance);

               (3) waive or grant any time or indulgence (where the waiver, grant or indulgence could have a Material Adverse Effect) in respect of any material provision of or obligation under,

               any Material Document to which it is a party unless permitted to do so under clause 11.8(b).

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                                                      NTL Subscription Agreement

          (b) The Borrower may, without the consent of the Agent and the Security Trustee:

               (1) amend or vary the ABC Digital TSA, the ABC Analogue TSA, the SBS Analogue TSA Extension or the SBS Digital TSA:

                    (A) where the amendment or variation is a minor variation or amendment made in the course of routine day to day administration of the relevant agreement; or

                    (B) where the amendment or variation increases the net revenue payable under the relevant agreement or increases the number of Transmission Services provided under the relevant agreement; or

                    (C) to change a Key Element where the change does not and will not reduce the revenue payable under the relevant agreement or breach any Authorisations;

               (2) amend or vary the Operations and Maintenance Agreement so as to reduce the amount payable by the Borrower under it, but without reducing the required standard of service and performance obligations of TVNZ (Australia) Pty Limited under the Operations and Maintenance Agreement.

     11.9 COMPLIANCE WITH MATERIAL DOCUMENTS

          Each Transaction Party must fully comply with all of its obligations under the Material Documents to which it is a party.

     11.10 ENFORCEMENT OF MATERIAL DOCUMENTS

          Each Transaction Party must do all things necessary to:

          (a) subject to clause 11.8(a)(3), enforce all of its rights, powers, remedies, authorities and discretions under, or in respect of, each Material Document to which it is a party; and

          (b) obtain and keep in full force and effect and comply with all terms and conditions of, all Authorisations required to ensure the validity and enforceability of all Material Documents to which it is a party.

     11.11 NEGATIVE PLEDGE AND DISPOSAL OF ASSETS

          (a)  Each Transaction Party must not:

               (1) create, permit, suffer to exist, or agree to, any interest or Encumbrance, other than an Encumbrance in favour of a Finance Party or a Permitted Encumbrance over; or

               (2) attempt to do anything listed in clause 11.11(a)(1) in respect of,

               any of its assets (other than, in the case of NTLH, assets which are not subject to the Share Mortgage) except as permitted under the Transaction Documents or otherwise with the prior written consent of the Agent.

          (b) Each NTL Party must not without the prior written consent of the Agent, acquire an asset which is subject to an existing Encumbrance, or which will become subject to an Encumbrance when the NTL Party acquires the asset.

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                                                      NTL Subscription Agreement

     11.12 FINANCE DEBT

          Each NTL Party must not incur Finance Debt other than Permitted Finance Debt.

     11.13 NO CHANGE TO BUSINESS

          The Borrower must not cease carrying on the Business or, without the consent of the Agent, engage in any business other than the Business.

     11.14 DISPOSAL OF ASSETS

          Each NTL Party must not transfer, assign, sell, lease or otherwise dispose of or part with possession of any of its assets other than Permitted Disposals.

     11.15 LOANS, GUARANTEES AND FINANCIAL ACCOMMODATION

          Each NTL Party must not, without the prior written consent of the Agent, make or grant or agree to make or grant any loans or financial accommodation or give any Guarantees or indemnities to or for the benefit of any person, other than:

          (a)  pursuant to the Transaction Documents or Material Documents; or

          (b)  loans permitted by clause 3.3(a)(2);

          (c)  with the prior written consent of the Agent.

     11.16 RESTRICTIONS ON DEALINGS

          (a) Subject to clause 11.16(b), each NTL Party must not enter into any agreement with or undertake any obligation to a Related Corporation or Associate other than:

               (1) in the ordinary course of business and on arm's length commercial terms (or on terms which are no less favourable than arms length terms to it); or

               (2) with a member of the Borrower Group (other than an Excluded Subsidiary); or

               (3)  with the prior written consent of the Agent.

          (b) Each NTL Party must not incur any fees, charges or similar amounts (excluding, for the avoidance of doubt, expenses referred to in paragraph (f)(1) of the definition of Permitted Finance
               Debt) under any management or technical assistance agreements or arrangements with any Related Corporation (other than an NTL Party) without the consent of the Agent acting on the instructions of the Majority Subscribers.

     11.17 RESTRICTIONS ON DISTRIBUTIONS

          Each NTL Party must not make any Distribution other than:

          (a)  a Permitted Distribution; or

          (b) with the prior written consent of the Agent (acting on the instructions of the Majority Subscribers).

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                                                      NTL Subscription Agreement

     11.18 UNDERTAKINGS REGARDING SECURED PROPERTY

          Each Transaction Party which is also a Security Provider undertakes that:

          (a) MAINTENANCE OF THE SECURED PROPERTY: it must maintain and protect its Secured Property and must, without limitation:

               (1) maintain its Secured Property in a good state of repair and in good working order allowing for fair wear and tear;

               (2) at the request of the Security Trustee acting on the instructions of the Majority Subscribers, immediately rectify any material defect in the repair or working order of its Secured Property; and

               (3) remedy every defect in its title to any part of its Secured Property where failure to do so could adversely affect the ability of the Borrower to perform its obligations under the Material Documents;

          (b) FURTHER SECURITY: it must, whenever requested by the Security Trustee, do or cause to be done anything which:

               (1) more satisfactorily charges, secures the priority of its Security or assures to the Security Trustee its Secured Property or any part of it in a manner consistent with any provision of any Transaction Document; or

               (2)  aids in the exercise of any Power of a Finance Party,

               including, but not limited to, the execution of any document, the delivery of Title Documents (other than, unless an Event of Default occurs, Title Documents in respect of Sites) or the execution and delivery of blank transfers;

          (c)  TITLE DOCUMENTS:

               (1) it must deposit with the Security Trustee, or as the Security Trustee directs, all the Title Documents in respect of any of its Secured Property (other than, unless an Event of Default occurs, Title Documents in respect of Sites) which is subject to the fixed charge created under its Security immediately on:

                    (A)  its execution of its Security;

                    (B) acquisition of any asset which forms part of its Secured Property and is subject to the fixed charge created by its Security; and

                    (C) the floating charge which is created by its Security crystallising and fixing for any reason;

               (2) subject to clause 11.18(b)(3), the Security Trustee may retain the Title Documents until its Security in respect of all its Secured Property is discharged;

               (3) if its Security is enforced by a Finance Party, the Finance Party, Receiver or Attorney is entitled subject to any applicable law and to the Acquisition Agreement:

                    (A) to deal with the Title Documents as if it was the absolute and unencumbered owner of the Secured Property to which the Title Documents relate; and

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                                                      NTL Subscription Agreement

                    (B) in exercising a power of sale, to deliver any Title Document to a purchaser of the Secured Property to which it relates;

          (d)  REGISTRATION AND PROTECTION OF SECURITY:

               (1) it must ensure that its Security and each Collateral Security is registered and filed in all registers in all jurisdictions in which it must be registered and filed to ensure enforceability, validity and priority against all persons and to be effective as a security;

               (2) it must provide to the Security Trustee a certificate complying with section 265(4)(b) of the Corporations Law within 7 days after the Security Trustee requests such certificate following completion of stamping of the relevant Security.

     11.19 INSURANCE

          (a) ABSOLUTE OBLIGATION: Each Security Provider (other than NTLH) must take out and keep in force insurance for amounts and against risks for which a person holding assets and carrying on a business similar to that of the Security Provider would prudently take out.

          (b) PAYMENT OF PREMIUMS: Each Security Provider must punctually pay any premium, commission, Tax, other than Excluded Tax in respect of each Finance Party, fire service levy, statutory charges, and any other expense necessary for effecting and maintaining in force each insurance policy.

          (c) CONTENTS OF INSURANCE POLICY: Each Security Provider must ensure that every insurance policy (other than worker's compensation and public liability):

               (1) except in the case of any global insurance policy effected by an entity other than a Transaction Party, is taken out in the name of the Security Provider, notes the Security Trustee's interest and insures its insurable interests;

               (2) except in the case of any global insurance policy effected by an entity other than a Transaction Party, names the Security Trustee as the loss payee (unless under the terms of a reinstatement policy payments are made directly to persons effecting the reinstatement);

               (3) cannot be terminated or varied by the insurer for the non-payment of the premium in respect of the insurance policy, unless the Agent is given 10 days prior written notice.; and

               (4) bears an endorsement that notice of any occurrence given by one insured party will be regarded as notice given by all insured parties and that failure by one insured party to observe and fulfil the conditions of the policy will not prejudice the rights of any other insured party.

          (d) REPUTABLE INSURER: Each Security Provider must take out each insurance policy with a reputable and substantial insurer reasonably approved by the Agent.

          (e) NO PREJUDICE: Each Security Provider must not do or omit to do, or suffer or permit to be done or not done, anything which may materially prejudice any insurance policy.

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                                                      NTL Subscription Agreement

          (f) DELIVER DOCUMENTS: In respect of each insurance policy, each Security Provider must promptly deliver to the Agent from time to time:

               (1) adequate evidence as to the existence and currency of the insurances required under this clause; and

               (2) any other detail which the Agent may reasonably require and notify to the Security Provider from time to time.

          (g) NO CHANGE TO POLICY: A Security Provider must not vary (where the variation could adversely affect the security of the Finance Parties), rescind, terminate or cancel any insurance policy without the written consent of the Agent.

          (h) FULL DISCLOSURE: Before entering into each insurance policy, each Security Provider must disclose to the insurer all facts which are material to the insurer's risk.

          (i) NOTIFICATION BY SECURITY PROVIDER: Each Security Provider must notify the Agent as soon as possible of:

               (1) an event which gives rise to a claim of $5,000,000 or more under an insurance policy; and

               (2) the cancellation or material variation for any reason of any insurance policy in relation to its Secured Property.

          (j)  DEALING WITH INSURANCE POLICY PROCEEDS:

               (1) Clauses 11.19(j)(2) and (3) do not apply to proceeds received from any workers' compensation or public liability policy or reinstatement policy to the extent that the proceeds are paid to a person:

                    (A) entitled to be compensated under the workers' compensation or public liability policy; or

                    (B) under a contract for the reinstatement of its Secured Property.

               (2) If no Event of Default is subsisting the proceeds resulting from a claim under an insurance policy must be paid to the applicable Security Provider.

               (3) If an Event of Default is subsisting and the Finance Parties have not exercised any Power under the Securities, all proceeds in excess of $20,000,000 in respect of any claim under any insurance policy must be used to pay the Secured Moneys outstanding at that time or at the option of the Agent may be used for any purpose requested by the Security Provider and agreed by the Agent.

          (k) APPLICATION OF REINSTATEMENT PROCEEDS: If required under the terms of a reinstatement policy, the Security Provider must, unless at the request of the Security Provider the Agent otherwise agrees in writing (such agreement not to be unreasonably withheld), apply all proceeds payable under the reinstatement policy to the reinstatement of its Secured Property.

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                                                      NTL Subscription Agreement

          (l)  POWER TO TAKE PROCEEDINGS:

               (1) Before the occurrence of an Event of Default the Borrower alone has full power to make, enforce, settle, compromise, sue on and discharge all claims and recover and receive all moneys payable in respect of any claim under any insurance policy;

               (2) If an Event of Default has occurred which is subsisting and the Finance Parties have not exercised any Power under the Securities, the Agent alone has full power to make, enforce, settle, compromise, sue on and discharge all claims and recover and receive all moneys payable in respect of any claim under any insurance policy where the proceeds of that claim will or are reasonably likely to exceed $20,000,000.

     11.20 HEDGING

          The Borrower must not enter into any hedging transactions other than:

          (a) any hedging transactions with the Subscribers entered into for the purposes of hedging the actual or prospective exposure of the Borrower to any interest rate, currency or other risk; and

          (b) any other unsecured hedging transactions with financial institutions other than the Subscribers entered into for the purposes of hedging the actual or prospective exposure of the Borrower to any interest rate, currency or other risk.

     11.21 FINANCIAL UNDERTAKINGS

           The Borrower must ensure that:

          (a) GEARING RATIO: on each Relevant Date which falls within a Relevant Period listed below, the Gearing Ratio must not be greater than the amounts listed below:

          RELEVANT                                           COVENANT
          ----------------------------------------------     --------
          the period from and including the Signing Date      6.00
          to and including 30 June 2002

          the period from and including 1 July 2002 to        5.50
          and including 30 June 2003

          the period from and including 1 July 2003 to        5.00
          and including 30 June 2004

          the period from and including 1 July 2004 to        4.50
          and including 30 June 2005

          the period from and including 1 July 2005           4.00

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                                                      NTL Subscription Agreement

          (b) INTEREST COVER RATIO: on each Relevant Date which falls within the Relevant Period listed below the Interest Cover Ratio must not be less than the amounts listed below:

          RELEVANT PERIOD                                               COVENANT
          -----------------------------------------------------------   --------
          the period from and including the Signing Date to              2.25
          and including 30 June 2002

          the period from and including 1 July 2002 to and including     2.25
          30 June 2003

          the period from and including 1 July 2003 to and including     2.50
          30 June 2004

          The period from and including 1 July 2004 to and including     3.00
          30 June 2005

          The period from and including 1 July 2005                      3.00

          (c) LEVERAGE RATIO: on each Relevant Date the Leverage Ratio is not greater than 40%.

     11.22 DEBENTURE TRUST DEED

          Each Transaction Party consents to the terms of the Debenture Trust Deed and each Master Debenture and undertakes not to do or omit to do any act matter or thing which would prevent the exercise of, or prejudicially affect any of, the rights of the Security Trustee and the Debenture Holders under or in relation to the Debenture Trust Deed and each Master Debenture.

-------------------------------------------------------------------------------

12   EVENTS OF DEFAULT

     12.1 EVENTS OF DEFAULT

          It is an Event of Default, whether or not it is within the control of any Transaction Party, if:

          (a) FAILURE TO PAY: a Transaction Party fails to pay or repay any part of the Secured Moneys within 2 Business Days of the due date for payment or repayment, unless:

               (1) the Transaction Party demonstrates that it had sufficient available funds with its bankers and had given appropriate instructions to make the payment and that the payment would have been made but for temporary technical or administrative difficulties in their banking system; and

               (2) payment or repayment is received in the manner required within 4 Business Days of the due date.

          (b) NON-REMEDIABLE FAILURE: any Transaction Party fails to perform or observe any other undertaking, obligation or agreement expressed or implied in, or given in relation to, any Transaction Document and that failure is not, in the reasonable opinion of the Agent, remediable;

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                                                      NTL Subscription Agreement

          (c) REMEDIABLE FAILURE: the failure described in clause 12.1(b) is, in the reasonable opinion of the Agent, remediable, and the Transaction Party does not remedy the failure within 10 Business Days, or a longer period determined by the Agent, after receipt by the Transaction Party of a notice from the Agent specifying the failure;

          (d) AUTHORISATIONS: any Authorisation necessary to enable a Transaction Party to comply with its obligations under any Transaction Document or Material Document ceases to be in full force and effect, which cessation has had or is likely to have a Material Adverse Effect;

          (e) MISREPRESENTATION: any warranty, representation or statement by any Transaction Party is false, misleading or incorrect when made or regarded as made by the Transaction Party under or in relation to any Transaction Document or Material Document;

          (f) CROSS DEFAULT: any present or future, or actual, prospective or contingent, indebtedness of any Transaction Party in respect of any financial accommodation (other than under any Transaction Document) which in aggregate exceeds an amount of $5,000,000 including, but not limited to, moneys payable under a Guarantee:

               (1) is or becomes due and payable or is or becomes capable of being declared due and payable before the due date for payment; or

               (2) is not paid when due or upon the expiration of any period of grace which may apply;

          (g) ENCUMBRANCE: any Encumbrance is or becomes enforceable against any asset of any Transaction Party and, in the case of an Encumbrance over an asset of NTLH other than its Secured Property, the fact that it is or becomes enforceable could have a Material Adverse Effect;

          (h) JUDGMENT: a final judgment in an amount exceeding $5,000,000 is obtained against any Transaction Party and is not set aside or satisfied within 7 days and, in the case of a judgment obtained against NTLH, the fact that it is not set aside or satisfied could have a Material Adverse Effect;

          (i) EXECUTION: any distress, attachment, execution or other process of a Governmental Agency in an amount exceeding $5,000,000 is issued against, levied or enforced upon any of the assets of any NTL Party and is not set aside or satisfied within 10 Business Days;

          (j) RECEIVER ETC: a receiver, receiver and manager, official manager, trustee, other controller (as defined in the Corporations Law) or similar official is appointed, or steps are taken for such appointment, over any of the assets or undertaking of any Transaction Party;

          (k) RELEASE OF UNCALLED CAPITAL: any NTL Party passes or takes any steps to pass a resolution under section 254N of the Corporations Law without the prior written consent of the Agent;

          (l) FINANCIAL ASSISTANCE: any NTL Party passes or takes any steps to pass a resolution under section 260B of the Corporations Law, without the prior written consent of the Agent;

          (m) SUSPENDS PAYMENT: any Transaction Party suspends payment of its debts generally;

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                                                      NTL Subscription Agreement

          (n) INSOLVENCY: any Transaction Party is or becomes unable to pay its debts when they are due or is or becomes unable to pay its debts within the meaning of the Corporations Law, or is presumed to be insolvent under the Corporations Law;

          (o) ARRANGEMENTS: any Transaction Party enters into or resolves to enter into any arrangement, composition or compromise with, or assignment for the benefit of, its creditors or any class of them;

          (p) CEASING BUSINESS: any Transaction Party ceases or threatens to cease to carry on business;

          (q) ADMINISTRATOR: an administrator is appointed or a resolution is passed or any steps are taken to appoint, or to pass a resolution to appoint, an administrator to any Transaction Party;

          (r) WINDING UP: an application or order is made for the winding-up or dissolution of any Transaction Party or a resolution is passed or any steps are taken to pass a resolution for the winding-up or dissolution of any Transaction Party otherwise than for the purpose of an amalgamation or reconstruction which has the prior written consent of the Agent;

          (s) DEREGISTRATION: a notice under section 601AB of the Corporations Law is given to, or an application under section 601AA is made by, or in respect of any Transaction Party;

          (t)  VITIATION OF TRANSACTION DOCUMENTS:

               (1) all or any part of any provision of any Transaction Document is or becomes illegal, void, voidable, unenforceable or otherwise of limited force or effect as against a Transaction Party;

               (2) the execution, delivery or performance of any Transaction Document by any Transaction Party violates, breaches or results in a contravention of any law, regulation or Authorisation;

          (u) FINANCIAL RATIOS: subject to clause 12.5, the Borrower breaches clause 11.21;

          (v) ADVERSE CHANGE: any event or series of events (whether or not related) occurs which has had or is likely to have a Material Adverse Effect;

          (w)  MATERIAL DOCUMENT:

               (1) a Material Document is prematurely terminated or it becomes unlawful for any party to a Material Document to perform its obligations under it; or

               (2) subject to clause 12.4 and to the Tripartite Deeds, any Transaction Party fails to comply with any term of a Material Document which failure to comply entitles, or would with the giving of notice, expiration of time or any other condition entitle, a party to terminate the Material Document;

          (x)  ENVIRONMENTAL EVENT:

               (1)  a Governmental Agency takes action;

               (2)  there is a claim; or

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                                                      NTL Subscription Agreement

               (3) there is a requirement of expenditure or of cessation or alteration of activity,

               under an Environmental Law which has had or is likely to have a Material Adverse Effect;

          (y) NATIVE TITLE EVENT: there is a native title or aboriginal relic, place or heritage claim, determination, order or declaration made against any of the Secured Property that has had or is likely to have a Material Adverse Effect;

          (z) ENVIRONMENTAL LIABILITIES: a Transaction Party incurs any Environmental Liability which has had or is likely to have a Material Adverse Effect.

     12.2 EFFECT OF EVENT OF DEFAULT

          (a) Upon or at any time after the occurrence of an Event of Default, but subject to clause 18.2, the Agent may, and if so directed by the Majority Subscribers must, by notice to each Transaction Party declare that:

               (1)  the Secured Moneys are immediately due and payable; or

               (2)  the Aggregate Commitment is cancelled,

               or make each of the declarations contained in clause 12.2(a)(1) and clause 12.2(a)(2) respectively.

          (b) Each Transaction Party must upon receipt of a notice under clause 12.2(a) immediately repay in full the Secured Moneys.

          (c) The Transaction Documents may be enforced without notice to or consent by a Transaction Party or any other person even if the Agent or the Subscribers accept any part of the Secured Moneys after an Event of Default or there has been any other Event of Default.

     12.3 REVIEW EVENT

          (a)  A Review Event occurs if, after the date of this agreement:

               (1) NTL Incorporated ceases, directly or indirectly, to be beneficially entitled to at least 50% of the ordinary voting shares (on a fully diluted basis) in the Borrower; and

               (2) France Telecom SA is not, directly or indirectly, beneficially entitled to at least 50% of the ordinary voting shares (on a fully diluted basis) in the Borrower.

          (b)  If a Review Event occurs:

               (1) the Borrower must give notice of the Review Event to the Agent; and

               (2) the Agent (acting on the instructions of all Subscribers) may within 60 days of such notice notify the Borrower that it wishes to review the terms and condition of the Facilities.

          (c) If the Agent gives notice under clause 12.3(b)(2) and the Agent and the Borrower have not agreed revised terms for the continuation of the Facilities within the 60 day period referred to in that clause then the


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                                                      NTL Subscription Agreement

               Transaction Parties must, within 6 months of the expiry of that 60 day period, repay the Secured Moneys in full.

     12.4 MATERIAL DOCUMENT DEFAULT

          It will not be an Event of Default under clause 12.1(w)(2) if:

          (a) the failure by a Transaction Party to comply under the Material Document referred to in clause 12.1 (w)(2) (the RELEVANT DEFAULT) is capable of remedy;

          (b) the Material Document contains a grace period after notice to the relevant Transaction Party of the Relevant Default during which the Transaction Party may remedy the default before the Material Document is or may be terminated (CONTRACT GRACE PERIOD);

          (c) the Borrower complies with its obligation under clause 11.4(g) in respect of the Relevant Default before the expiry of the first half of the Contract Grace Period;

          (d) a Transaction Party is diligently pursuing a remedy of the Relevant Default during the first half of the Contract Grace Period; and

          (e) before the end of the first half of the Contract Grace Period the Agent receives evidence satisfactory to it that the Relevant Default has been cured to the satisfaction of the party to the relevant Material Document entitled to terminate the Material Contract at the expiry of the Contract Grace Period.

     12.5 FINANCIAL RATIOS DEFAULT

          (a) Subject to clause 12.5(b), a breach of clause 11.21 will not be an Event of Default under clause 12.1(u) if the Borrower cures the breach to the satisfaction of the Agent within 5 Business Days of notice of the breach to the Borrower from the Agent.

          (b)  The Borrower may not cure under clause 12.5(a) a breach of clause
               11.21 for more than two consecutive Relevant Periods and may not cure under clause 12.5(a) more than 3 breaches of clause 11.21 in aggregate.

-------------------------------------------------------------------------------

13   INCREASED COSTS, ILLEGALITY AND YIELD PROTECTION

     13.1 INCREASED COSTS

          If a Finance Party determines that it or any of its holding companies is affected by any future, or any change in any present or future, law, regulation, order, treaty, official directive or request (with which, if not having the force of law, compliance is in accordance with the practice of responsible bankers and financial institutions in the jurisdiction concerned) including, but not limited to in respect of:

          (a) any reserve, liquidity, capital adequacy, capital allocation, special deposit or similar requirement; or

          (b) Tax (other than Excluded Tax in respect of that Finance Party or any of its holding companies) on or in respect of payments made or to be made to that Finance Party under a Transaction Document,


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                                                      NTL Subscription Agreement

          or a present or future interpretation or administration of any of them by a Governmental Agency, and that, as a result:

          (c) the effective cost to that Finance Party of making, funding or maintaining a Facility or its Pro Rata Share of the Principal Outstanding or performing any of its obligations under or in respect of the Transaction Documents is in any way directly or indirectly increased; or

          (d) any amount paid or payable to, or received or receivable by, that Finance Party or the effective return to that Finance Party under the Transaction Documents is in any way directly or indirectly reduced; or

          (e) that Finance Party or any of its holding companies makes, or is required to make, any payment or foregoes any interest or other return on or calculated by reference to:

               (1) any sum received or receivable by it under or in respect of the Transaction Documents in an amount which that Finance Party considers material; or

               (2) any capital or other amount which is or becomes directly or indirectly allocated by that Finance Party or any of its holding companies to its Commitment in an amount which that Finance Party considers material; or

          (f) that Finance Party or any of its holding companies is restricted in its capacity to enter into, or is prevented from entering into, any other transaction with any consequence referred to in clause 13.1(c), (d) or (e) or with any other cost or loss of return to that Finance Party or any of its holding companies, then, and in each such case:

          (g) when it becomes aware of the relevant result and has calculated or otherwise determined the relevant effects that Finance Party must promptly notify the Borrower of such event; and

          (h) on demand from time to time by that Finance Party in accordance with and subject to clause 13.2 the Borrower must pay to that Finance Party the amount which compensates that Finance Party for such increased cost, reduction, payment or foregone interest or other loss of return, except whether such increased cost, reduction, payment or foregone interest or other loss of return arises as a result of a self imposed change in the status of a Finance Party.

13.2     PROCEDURE FOR CLAIM

          (a) If a Finance Party makes a claim under clause 13.1(h) it must deliver to the Borrower a certificate specifying the event by reason of which it is entitled to make the claim and setting out in detail the basis of the computation of the claim;

          (b) In the absence of manifest error, a certificate by an Officer of a Finance Party is prima facie evidence of the amount of any claim under clause 13.1(h).

          (c) If a Finance Party and its holding companies act in good faith in all the circumstances it will not be a defence against a Finance Party that the cost,

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                                                      NTL Subscription Agreement

                reduction, payment, foregone amount or loss of return could have been avoided.

          (d) In determining amounts payable under clause 13.1 the Finance Party may use averaging and attribution methods commonly used by the Finance Party or any other methods it considers appropriate to determine the amount.

          (e) The obligations of the Borrower under clause 13.1 survive repayment of any relevant Funding Portion and the termination of this agreement.

          (f) Each Finance Party must use all reasonable endeavours to minimise the amount of any claim, but failure to do so does not release the Borrower of its obligations under this clause 13.

13.3     PREPAYMENT ON INCREASED COST

          (a) If the Borrower receives a demand under clause 13.1(h) in respect of a Finance Party, the Borrower may by notice in writing given to the Agent.

          (b) before 5.00pm (Sydney time) on the 30th day following the date of that demand notify the Agent that it wishes to prepay the amount of the Principal Outstanding to that Finance Party which is affected by the event or events referred to in the demand.

          (c) A notice from the Borrower under clause 13.3(a) is irrevocable and the Borrower must on the later of 60 days after giving the notice or on the last day of the then current Funding Period, and without the necessity for any demand, prepay to the Agent on account of the Finance Party the relevant amount of the Principal Outstanding and all interest accrued on or in respect of that amount.

          (d) Pending payment by the Borrower of any amount demanded by a Finance Party under clause 13.1(h), the obligations of each Subscriber in respect of the affected amount of Principal Outstanding under this agreement will be suspended, and, upon the Borrower giving a notice under clause 13.3(a) those obligations will terminate.

13.4     ILLEGALITY

                  If any event occurs (including, but not limited to, any change in, or the introduction, implementation, operation or taking effect of, any law, regulation, treaty, order or official directive, or in their interpretation or application by any Governmental Agency) which makes it unlawful for a Subscriber to make, fund or maintain its Commitment or its Pro Rata Share of the Principal Outstanding or to perform its obligations under any Transaction Document then:

          (a) that Subscriber's obligations under the Transaction Documents are immediately suspended for the duration of such illegality or other effect; and

          (b) that Subscriber may, by notice to the Borrower terminate its obligations under the Transaction Documents, whereupon the Commitment of that Subscriber terminates; and

          (c) if required by the applicable event, or its effect, or if necessary to prevent or remedy a breach or to comply with any applicable law, regulation,

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                                                      NTL Subscription Agreement


               treaty, order or official directive the Borrower must immediately prepay to the Agent for the account of that Subscriber the Secured Moneys in respect of that Subscriber in full or, if in that Subscriber's opinion delay in prepayment does not compound such breach or affect such compliance, at the end of at least the longer of 30 days and the period ending on the next occurring Interest Payment Date (or such lesser period if the applicable law, regulation, treaty, order or official directive requires) upon prior notice to that effect from the Agent.

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14   GUARANTEE

     14.1 GUARANTEE

          The Guarantors jointly and severally and unconditionally and irrevocably guarantee to each Finance Party the payment of the Secured Moneys due to each Finance Party.

     14.2 PAYMENT

          (a) If the Secured Moneys are not paid when due, each Guarantor must within 5 Business Days of demand from the Agent pay to the Agent for the account of the Finance Parties the Secured Moneys in the same manner and currency as the Secured Moneys are required to be paid.

          (b) A demand under clause 14.2(a) may be made at any time and from time to time.

     14.3 SECURITIES FOR OTHER MONEYS

          Each Finance Party may apply any amounts received by it or recovered under:

          (a)  any Collateral Security; and

          (b)  any other document or agreement,

          which is a security for any of the Secured Moneys and any other moneys in such manner as it determines in its absolute discretion.

     14.4 AMOUNT OF SECURED MONEYS

          (a) This clause 14 applies to the present and future amount from time to time of the Secured Moneys.

          (b) The obligations of each Guarantor under this clause 14 extend to any increase in the Secured Moneys as a result of:

               (1) any amendment, supplement, renewal or replacement of any Transaction Document to which a Transaction Party and any Finance Party is a party; or

               (2)  the occurrence of any other thing.

          (c)  Clause 14.4(b):

               (1) applies regardless of whether any Guarantor is aware of or consented to or is given notice of any amendment, supplement, renewal or replacement of any agreement to which a Transaction


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                                                      NTL Subscription Agreement

                    Party and any Finance Party is a party or the occurrence of any other thing; and

               (2) does not limit the obligations of any Guarantor under this clause 14.

     14.5 PROOF BY AGENT

          In the event of the liquidation of a Transaction Party, each Guarantor authorises each Finance Party to prove for all moneys which any Guarantor has paid or is or may be obliged to pay under any Transaction Document, any other document or agreement or otherwise in respect of the Secured Moneys.

     14.6 AVOIDANCE OF PAYMENTS

          (a) If any payment, conveyance, transfer or other transaction relating to or affecting the Secured Moneys is:

               (1)  void, voidable or unenforceable in whole or in part; or

               (2) is claimed to be void, voidable or unenforceable and that claim is upheld, conceded or compromised in whole or in part,

               the liability of each Guarantor under this clause 14 and any Power is the same as if:

               (3) that payment, conveyance, transfer or transaction (or the void, voidable or unenforceable part of it); and

               (4) any release, settlement or discharge made in reliance on any thing referred to in clause 14.6(a)(3),

               had not been made and each Guarantor must immediately take all action and sign all documents necessary or required by the Agent to restore to each Finance Party this clause 14 and any Encumbrance held by the Finance Parties immediately before the payment, conveyance, transfer or transaction.

          (b) Clause 14.6(a) applies whether or not any Finance Party knew, or ought to have known, of anything referred to in that clause 14.6(a).

     14.7 INDEMNITY FOR AVOIDANCE OF SECURED MONEYS

          (a) If any of the Secured Moneys (or moneys which would have been Secured Moneys had they not been irrecoverable) are irrecoverable by any Finance Party:

               (1)  from any Transaction Party; or

               (2)  from a Guarantor on the footing of a guarantee,

               the Guarantors jointly and severally and unconditionally and irrevocably and, as a separate and principal obligation:

               (3) indemnify each Finance Party against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment suffered, paid or incurred by that Finance Party in relation to the non- payment of those moneys; and

               (4) must pay to the Agent for the account of that Finance Party an amount equal to those moneys.

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                                                      NTL Subscription Agreement

          (b) Clause 14.7(a) applies to the Secured Moneys (or moneys which would have been Secured Moneys had they not been irrecoverable) which are or may be irrecoverable irrespective of whether:

               (1) they are or may be irrecoverable by reason of any event described in clause 14.12;

               (2) they are or may be irrecoverable by reason of any other fact or circumstance whatsoever;

               (3) the transactions or any of them relating to those moneys are void or illegal or avoided or otherwise unenforceable; and

               (4) any matters relating to the Secured Moneys are or should have been within the knowledge of any Finance Party.

     14.8 NO OBLIGATION TO MARSHAL

          A Finance Party is not required to marshal or to enforce or apply under or appropriate, recover or exercise:

          (a) any Encumbrance, Guarantee or Collateral Security or other document or agreement held, at any time, by or on behalf of that or any other Finance Party; or

          (b) any money or asset which that Finance Party, at any time, holds or is entitled to receive.

     14.9 NON-EXERCISE OF GUARANTORS' RIGHTS

          A Guarantor must not exercise any rights it may have inconsistent with this clause 14.

     14.10 PRINCIPAL AND INDEPENDENT OBLIGATION

          (a)  This clause 14 is:

               (1) a principal obligation and is not to be treated as ancillary or collateral to any other right or obligation; and

               (2) independent of and not in substitution for or affected by any other Collateral Security which any Finance Party may hold in respect of the Secured Moneys or any obligations of any Transaction Party or any other person.

          (b)  This clause 14 is enforceable against a Guarantor:

               (1)  without first having recourse to any Collateral Security;

               (2)  whether or not any Finance Party has:

                    (A) made demand upon any Transaction Party (other than any demand specifically required to be given, or notice required to be issued, to a Guarantor under clause
                         14.2 or any other provision of a Transaction
                         Document); or

                    (B) given notice to any Transaction Party or any other person in respect of any thing (other than any demand specifically required to be given, or notice required to be issued, to a


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                                                      NTL Subscription Agreement


                         Guarantor under clause 14.2 or any other provision of a Transaction Document); or

                    (C) taken any other steps against any Transaction Party or any other person;

               (3)  whether or not any Secured Moneys is due; and

               (4)  despite the occurrence of any event described in clause
                    14.12.

     14.11 SUSPENSE ACCOUNT

          (a)  Each Finance Party may apply to the credit of a suspense account:

               (1)  any amounts received under this clause 14;

               (2) any dividends, distributions or other amounts received in respect of the Secured Moneys in any liquidation; and

               (3) any other amounts received from a Guarantor, a Transaction Party or any other person in respect of the Secured Moneys.

          (b) Each Finance Party may retain the amounts in the suspense account for as long as it determines it is reasonably necessary and will apply them in or towards satisfaction of the Secured Moneys as soon as it is satisfied, acting reasonably, that it is appropriate to do so.

     14.12 UNCONDITIONAL NATURE OF OBLIGATIONS

          (a) This clause 14 and the obligations of each Guarantor under the Transaction Documents are not released or discharged or otherwise affected by anything which but for this provision might have that effect, including, but not limited to:

               (1) the grant to any Transaction Party or any other person of any time, waiver, covenant not to sue or other indulgence;

               (2) the release (including without limitation a release as part of any novation) or discharge of any Transaction Party or any other person;

               (3) the cessation of the obligations, in whole or in part, of any Transaction Party or any other person under any Transaction Document or any other document or agreement;

               (4) the liquidation of any Transaction Party or any other person;

               (5) any arrangement, composition or compromise entered into by any Finance Party, any Transaction Party or any other person;

               (6) any Transaction Document or any other document or agreement being in whole or in part illegal, void, voidable, avoided, unenforceable or otherwise of limited force or effect;

               (7) any extinguishment, failure, loss, release, discharge, abandonment, impairment, compound, composition or compromise, in whole or in part of any Transaction Document or any other document or agreement;

               (8) any Collateral Security being given to any Finance Party by any Transaction Party or any other person;

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                                                      NTL Subscription Agreement

               (9) any alteration, amendment, variation, supplement, renewal or replacement of any Transaction Document or any other document or agreement;

               (10) any moratorium or other suspension of any Power;

               (11) any Finance Party, or a Receiver or Attorney exercising or enforcing, delaying or refraining from exercising or enforcing, or being not entitled or unable to exercise or enforce any Power;

               (12) any Finance Party obtaining a judgment against any
                    Transaction Party or any other person for the payment of any of the Secured Moneys;

               (13) any transaction, agreement or arrangement that may take place with any Finance Party, any Transaction Party or any other person;

               (14) any payment to any Finance Party, a Receiver or Attorney, including any payment which at the payment date or at any time after the payment date is in whole or in part illegal, void, voidable, avoided or unenforceable;

               (15) any failure to give effective notice to any Transaction
                    Party or any other person of any default under any Transaction Document or any other document or agreement;

               (16) any legal limitation, disability or incapacity of any
                    Transaction Party or of any other person;

               (17) any breach of any Transaction Document or any other document or agreement;

               (18) the acceptance of the repudiation of, or termination of, any
                    Transaction Document or any other document or agreement;

               (19) any Secured Moneys being irrecoverable for any reason;

               (20) any disclaimer by any Transaction Party or any other person of any Transaction Document or any other document or agreement;

               (21) any assignment, novation, assumption or transfer of, or other dealing with, any Powers or any other rights or obligations under any Transaction Document or any other document or agreement;

               (22) the opening of a new account of any Transaction Party with any Finance Party or any transaction on or relating to the new account;

               (23) any prejudice (including, but not limited to, material prejudice) to any person as a result of:

                    (A) any thing done, or omitted by any Finance Party, any Transaction Party or any other person;

                    (B) any Finance Party, a Receiver, Attorney or any other person selling or realising any property the subject of a Collateral Security at less than the best price;

                    (C) any failure or neglect by any Finance Party, a Receiver, Attorney or any other person to recover the Secured Moneys from any Transaction Party or by the realisation of any property the subject of a Collateral Security; or

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                                                      NTL Subscription Agreement

                    (D)  any other thing;

               (24) the receipt by any Finance Party of any dividend,
                    distribution or other payment in respect of any liquidation;

               (25) the failure of any other Guarantor or any other person who is intended to become a co-surety or co-indemnifier of that Guarantor to execute this agreement or any other document; or

               (26) any other act, omission, matter or thing whatsoever whether negligent or not.

          (b)  Clause 14.12(a) applies irrespective of:

               (1) the consent or knowledge or lack of consent or knowledge, of any Finance Party, any Transaction Party or any other person of any event described in clause 14.12(a); or

               (2)  any rule of law or equity to the contrary.

          (c) For the avoidance of doubt clauses 14.12(b)(23) and 14.12(b)(26)f do not restrict any rights of a Transaction Party against a Finance Party where that Finance Party has been negligent or breached any of its obligations under a Transaction Document.

     14.13 NO COMPETITION

          (a) Until the Secured Moneys have been fully paid and this clause 14 has been finally discharged, a Guarantor is not entitled to:

               (1)  be subrogated to any Finance Party;

               (2)  claim or receive the benefit of:

                    (A) any Encumbrance, Guarantee or other document or agreement of which any Finance Party has the benefit;

                    (B)  any moneys held by any Finance Party; or

                    (C)  any Power;

               (3) subject to clause 14.13(b) either directly or indirectly to prove in, claim in competition with any Finance Party or receive the benefit of any distribution, dividend or payment arising out of or relating to the liquidation of any Transaction Party liable to pay the Secured Moneys;

               (4) make a claim or exercise or enforce any right, power or remedy (including, but not limited to, under an Encumbrance or Guarantee or by way of contribution) against any Transaction Party liable to pay the Secured Moneys;

               (5) accept, procure the grant of or allow to exist any Encumbrance in favour of a Guarantor from any Transaction Party liable to pay the Secured Moneys;

               (6) exercise or attempt to exercise any right of set-off against, or realise any Encumbrance taken from, any Transaction Party liable to pay the Secured Moneys; or

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

                                                      NTL Subscription Agreement

               (7) raise any defence or counterclaim in reduction or discharge of its obligations under this clause 14.

          (b) If required by any Finance Party, a Guarantor must prove in any liquidation of any Transaction Party liable to pay the Secured Moneys for all moneys owed to the Guarantor.

          (c) All moneys recovered by a Guarantor from any liquidation or under any Encumbrance from any Transaction Party liable to pay the Secured Moneys must be received and held in trust by the Guarantor for the Finance Parties to the extent of the unsatisfied liability of the Guarantor under this clause 14.

          (d) A Guarantor must not do or seek, attempt or purport to do anything referred to in clause 14.13(a).

     14.14 CONTINUING GUARANTEE

          This clause 14 is a continuing obligation of each Guarantor, despite:

          (a)  any settlement of account; or

          (b)  the occurrence of any other thing,

          and remains in full force and effect until:

          (c)  all the Secured Moneys have been paid in full; and

          (d) this clause 14 has been finally discharged by all the Finance Parties.

     14.15 VARIATION

          This clause 14 extends to cover the Transaction Documents as amended, varied or replaced, whether with or without the consent of any one or more of the Guarantors, including, but not limited to, any increase in the limit or maximum principal amount available under a Transaction Document.

     14.16 JUDGMENTS

          A final judgment obtained against a relevant Transaction Party will be conclusive as against each Guarantor.

     14.17 ADDITIONAL GUARANTORS

          The Borrower must ensure that any Subsidiary of the Borrower (other than an Excluded Subsidiary of the Borrower) must, within 30 Business Days after it becomes a Subsidiary of the Borrower or ceases to be an Excluded Subsidiary of the Borrower:

          (a)  fully satisfy all the conditions set out in clause 14.18;

          (b)  execute and deliver to the Agent a Guarantee Assumption
               Agreement;

          (c) execute and deliver to the Agent a fixed and floating charge over all of its assets in a form reasonably acceptable to the Agent;

          (d)  duly stamp each document referred to in this clause 14.17; and

          (e) give to the Agent all duly completed forms, notices and other documents required to register or file with the appropriate Governmental Agency any document referred to in this clause 14.17.


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                                                      NTL Subscription Agreement

     14.18 CONDITIONS

          The conditions referred to in clause 14.17(a) are:

          (a) PRE-FUNDING CERTIFICATE: before execution by a Guarantor of any document referred to in clause 14.17, the Agent receives a certificate in the form of, and specifying the matters in, schedule 3 in respect of that Guarantor signed by an Officer of that Guarantor together with all specified attachments and dated not more than 7 days before that Guarantor executes such a document;

          (b) DECLARATION AS TO SOLVENCY: before, but not earlier than 2 Business Days before execution by a Guarantor of any document referred to in clause 14.17, the Agent receives a certificate in relation to the Guarantor signed by a director of the Guarantor stating that, at the time of execution of those documents the Guarantor is solvent and will not become insolvent because those documents are executed or performed by the Guarantor;

          (c) AUTHORISATIONS: the Agent receives all Authorisations required for the execution of any document referred to in clause 14.17 and each Authorisation is in full force and effect and each statement contained in them is true and complete; and

          (d) RELEVANT LAWS: the execution, delivery and performance of a document referred to in clause 14.17 will not violate, breach, or result in a contravention of, any law, regulation or Authorisation.

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15   INDEMNITIES

     15.1 GENERAL INDEMNITY

          (a) The Borrower indemnifies each Finance Party against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which that Finance Party, a Receiver (whether acting as agent of the Borrower or of a Finance Party) or an Attorney pays, suffers, incurs or is liable for, in respect of any of the following:

               (1) a Funding Portion required by a Funding Notice, not being made for any reason including, but not limited to, any failure by a Transaction Party to fulfil any condition precedent contained in clause 2, but excluding any default by that Finance Party;

               (2) any repayment or prepayment of all or part of a Funding Portion being made on a date other than the last day of the Funding Period for that Funding Portion;

               (3) the occurrence of any Potential Event of Default or Event of Default;

               (4) a Finance Party exercising its Powers consequent upon or arising out of the occurrence of any Potential Event of Default or Event of Default;

               (5) any payment made by the Security Trustee to the Commonwealth of Australia under the Commonwealth Tripartite Deed;

               (6) any payment made by a Subscriber to the Agent under clause 18.10;

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                                                      NTL Subscription Agreement

               (7) any statement in, conduct relying on or omission or alleged omission from:

                    (A) any information memorandum or loan proposal, to the extent that the contents of such information memorandum or loan proposal have been provided or approved by the Borrower or on its behalf for the purpose for which it was or is used; or

                    (B) any document or information prepared or authorised by the Borrower or on its behalf for the purpose for which the relevant document or information was or is used,

                    or any claim in respect of any of the above (including legal costs on a full indemnity basis);

               (8) any failure by a Transaction Party to comply with any Environmental Law;

               (9) any Finance Party incurring any liability in respect of any Environmental Law as a result of it being a party to or exercising its Powers under a Transaction Document.

          (b) Without limitation to the indemnity contained in clause 15.1(a), that indemnity includes the amount determined by a Finance Party as being incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Finance Party to fund or maintain its Commitment, its Pro Rata Share of the Principal Outstanding or the relevant Funding Portion and includes, but is not limited to, loss of margin.

          (c) Each Finance Party will reimburse the Borrower for any gains which the Finance Party makes in respect of any repayment or prepayment of all or part of a Funding Portion being made on a date other than the last day of the Funding Period for that Funding Portion net of any Taxes, costs, charges or expenses incurred by that Finance Party in relation to any such gain.

     15.2 FOREIGN CURRENCY INDEMNITY

          If, at any time:

          (a) a Finance Party, a Receiver or an Attorney receives or recovers any amount payable by a Transaction Party for any reason including, but not limited to:

               (1)  any judgment or order of any Governmental Agency;

               (2)  any breach of any Transaction Document;

               (3) the liquidation or bankruptcy of the Transaction Party or any proof or claim in that liquidation or bankruptcy; or

               (4) any other thing into which the obligations of the Transaction Party may have become merged; and

          (b)  the Payment Currency is not the Relevant Currency,

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                                                      NTL Subscription Agreement

          the Borrower indemnifies each Finance Party, Receiver or Attorney against any shortfall between the amount payable in the Relevant Currency and the amount actually or notionally received or recovered by each Finance Party, Receiver or Attorney after the Payment Currency is converted or translated into the Relevant Currency under clause 15.3.

     15.3 CONVERSION OF CURRENCIES

          In making any currency conversion under clause 15.2, a Finance Party, Receiver or Attorney may itself or through its bankers purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the times it thinks fit.

     15.4 CONTINUING INDEMNITIES AND EVIDENCE OF LOSS

          (a) Each indemnity of the a Transaction Party contained in this agreement is a continuing obligation of the Transaction Party and that Guarantor, despite:

               (1)  any settlement of account; or

               (2)  the occurrence of any other thing,

               and remains in full force and effect until:

               (3) all moneys owing, contingently or otherwise, under any of the Transaction Documents have been paid in full;

               (4)  the Secured Moneys are fully and finally repaid; and

               (5) each Security in respect of all the Secured Property subject to each Security has been finally discharged.

          (b) Each indemnity of a Transaction Party contained in this agreement is an additional, separate and independent obligation of the Transaction Party and no one indemnity limits the generality of any other indemnity.

          (c) Each indemnity of a Transaction Party contained in this agreement survives the termination of any Transaction Document.

          (d) A certificate under the hand of an Officer of a Finance Party detailing the amount of any damage, loss, liability, cost, charge, expense, outgoing or payment covered by any indemnity in this agreement is sufficient evidence unless the contrary is proved.

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16   TAX, COSTS AND EXPENSES

     16.1 TAX

          (a) The Borrower must pay any Tax, other than an Excluded Tax in respect of any Finance Party, in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

               (1)  any Transaction Document;

               (2) any agreement or document entered into or signed under any Transaction Document; and

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                                                      NTL Subscription Agreement

               (3) any transaction contemplated under any Transaction Document or any agreement or document described in clause 16.1(a)(2).

          (b) The Borrower must pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 16.1(a) except to the extent that the fine, penalty or other cost is caused by the Agent's failure to lodge money received from the Borrower within 10 Business Days before the due date for lodgement.

          (c) The Borrower indemnifies each Finance Party against any amount payable under clause 16.1(a) or 16.1(b) or both.

     16.2 COSTS AND EXPENSES

          The Borrower must pay all costs and expenses (which, in the case of costs and expenses under clause 16.1(a) incurred where no Event of Default subsists, must be reasonable) of each Finance Party and any employee, Officer, agent or contractor of each Finance Party in relation to:

          (a) the negotiation, preparation, execution, delivery, stamping, registration, completion, variation and discharge of any Transaction Document or any agreement or document described in clause 16.1(a);

          (b) the enforcement, protection or waiver, or attempted or contemplated enforcement or protection, of any rights under any Transaction Document or any agreement or document described in clause 16.1(a);

          (c) the consent or approval of a Finance Party given under any Transaction Document or any agreement or document described in clause 16.1(a) (provided that in the case of legal costs and expenses, unless an Event of Default subsists, the Borrower is only required to pay the reasonable legal costs and expenses of one firm acting for all Finance Parties); and

          (d)  any enquiry by any Governmental Agency involving the Borrower,

          including, but not limited to, any administration costs of each Finance Party in connection with the matters referred to in clause 16.2(b) and (d) and any legal costs and expenses and any professional consultant's fees for any of the above on a full indemnity basis.

     16.3 GST

          If GST is or will be imposed on a supply made under or in connection with a Transaction Document by a Finance Party, the Finance Party may, to the extent that the consideration otherwise provided for that supply is not stated to include an amount in respect of GST on the supply:

          (a) (1) increase the consideration otherwise provided for that supply under the Transaction Document by the amount of that GST; or

               (2) otherwise recover from the recipient of the supply the amount of that GST;

          (b) that Finance Party must issue a Tax Invoice to the recipient of the supply no later than 7 days following payment of the GST inclusive of consideration for that supply.

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                                                      NTL Subscription Agreement

-------------------------------------------------------------------------------

17   INTEREST ON OVERDUE AMOUNTS

     17.1 PAYMENT OF INTEREST

          Each Transaction Party must pay interest on:

          (a)  any of the Secured Moneys due and payable, but unpaid; and

          (b)  on any interest payable but unpaid under clause 17.

     17.2 ACCRUAL OF INTEREST

          The interest payable under this clause 17:

          (a) accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay the Secured Moneys becomes merged; and

          (b)  may be capitalised at 30 day intervals.

     17.3 RATE OF INTEREST

          The rate of interest payable under this clause 17 on any part the Secured Moneys is the higher of:

          (a)  the Overdue Rate determined by the Agent:

               (1) on the date that part of the Secured Moneys becomes due and payable but is unpaid; and

               (2) on each date which is 30 days after the immediately preceding date on which the Overdue Rate was determined under this clause 17.3(a); and

          (b) the rate fixed or payable under a judgment or other thing referred to in clause 17.3(a).

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18   RELATIONS BETWEEN THE AGENT AND THE SUBSCRIBERS

     18.1 APPOINTMENT OF THE AGENT

          (a) Subject to clause 18.16, each Subscriber irrevocably appoints and authorises the Agent to:

               (1) enter into and execute the Transaction Documents (other than this agreement) for and on its behalf; and

               (2) act as its agent under the Transaction Documents with such Powers as are expressly delegated to the Agent by the terms of the Transaction Documents together with such other Powers as are reasonably incidental to those first-mentioned Powers.

          (b) The Agent only has those duties or responsibilities which are expressly specified in any Transaction Document or any other written agreement between the Agent and the Subscribers (any such agreement being regarded as a Transaction Document for the purposes of this clause 18).


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     18.2 EVENT OF DEFAULT AND AGENT'S POWER

          (a) Subject to clause 18.2(b), if an Event of Default occurs the Agent may, in its discretion, and must if directed by the Majority Subscribers, exercise the option of the Agent under clause 12.2.

          (b) The Agent must demand that the Borrower repay the Secured Moneys when the Agent is entitled to do so under clause 2.5(d) (unless directed by all Subscribers not to do so) and must exercise the options of the Agent under clause 12.2(a)(1) and 12.2(a)(2) (unless directed not to do so by all Subscribers) if the Borrower does not comply with that demand.

     18.3 DISCRETION OF THE AGENT

          (a) In exercising its Powers under the Transaction Documents the Agent must act in accordance with the instructions (if any) of the Majority Subscribers or, if expressly required by the terms of this agreement, on the instructions of all Subscribers.

          (b) When seeking instructions from the Subscribers, the Agent must specify in writing to all Subscribers (REQUEST) a period within which instructions must be provided (the period being the INSTRUCTION PERIOD) which must be a period of thirty days from the date of the Request or such other reasonable period as the Agent specifies in the Request (having regard to the number of Subscribers, the time required to liaise with the Subscribers, the credit requirements and customary procedures of the Subscribers, the subject matter and the urgency of the Request and any other matters that the Agent considers to be appropriate to take into account).

          (c) In the absence of any such instructions from a Subscriber at the end of the Instruction Period, that Subscriber will be deemed to have not approved those matters specified in the Request for the purpose only of determining whether instructions have been given by the Majority Subscribers. Any action taken by the Agent in accordance with this clause 18 are binding upon all the Subscribers.

          (d) Notwithstanding the foregoing the Agent is not obliged to take any action under any Transaction Document until it is first indemnified to its satisfaction in accordance with clause 18.10.

          (e) Except where any Transaction Document otherwise expressly provides or the consent, approval, agreement or determination of or by the Subscribers or Majority Subscribers is required, the Agent is not obliged to consult with the Subscribers before giving any consent, approval or agreement or making any determination under any Transaction Document.

     18.4 BORROWER NOT CONCERNED TO ENQUIRE

          (a) The Borrower is not concerned to enquire as to whether any instructions have been given to the Agent by the Majority Subscribers or all of the Subscribers or as to the terms of those instructions.

          (b) As between the Borrower on the one hand and the Agent and the Subscribers on the other hand, all action taken by the Agent under the Transaction Documents is regarded as authorised by the Subscribers.


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     18.5 LIABILITY OF THE AGENT

          (a) The Agent is not, by reason of any Transaction Document, to be regarded as a trustee for the benefit of any Subscriber, any Transaction Party or any other person, except that it will account to the Subscribers for any moneys coming into the hands of the Agent on account of the Subscribers or any of them.

          (b) Neither the Agent nor any Related Corporation of the Agent nor any of their respective directors, officers, employees, agents, Subsidiaries or successors is responsible to the Subscribers or any Transaction Party for:

               (1) any recitals, statements, representations or warranties contained in any Transaction Document, or in any certificate or other document referred to or provided for in, or received by any of them under, any Transaction Document;

               (2) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document (other than as against the Agent) or any other certificate or document referred to or provided for in, or received by any of them under any Transaction Document;

               (3) any failure by any Transaction Party or any Subscriber to perform its obligations under any Transaction Document; or

               (4) any action taken or omitted to be taken by it or them under any Transaction Document or in connection with any Transaction Document except in the case of its or their own fraud or wilful misconduct or negligence.

          (c) The Agent is not bound by any waiver, amendment, supplement or modification of any Transaction Document unless it gives its prior written consent as Agent under the Transaction Documents.

     18.6 DELEGATION

          The Agent may employ agents and attorneys.

     18.7 AGENT ENTITLED TO RELY

          The Agent is entitled to rely upon any certificate, communication, notice or other document (including any facsimile transmission or telegram) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of solicitors, independent accountants and other experts selected by the Agent with reasonable care.

     18.8 AGENT NOT REGARDED AS HAVING NOTICE OF EVENT OF DEFAULT

          (a) The Agent is not to be regarded as having knowledge of the occurrence of an Event of Default or Potential Event of Default unless the Agent:

               (1) is actually aware that any payment due by a Transaction Party under the Transaction Documents has not been made; or

               (2) has received notice from a Subscriber or a Transaction Party stating that an Event of Default or Potential Event of Default has occurred describing the same and stating that the notice is a "DEFAULT NOTICE".


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          (b)  If the Agent receives such a Default Notice or otherwise becomes actually aware that an Event of Default or Potential Event of Default has occurred the Agent must, subject to clause 18.14, promptly notify the Subscribers.

          (c) If the Agent receives a Default Notice the Agent may deem any such Event of Default or Potential Event of Default to be continuing until it has received a further Default Notice from the party giving the original notice stating that the Event of Default or Potential Event of Default is no longer continuing and the Agent is entitled to rely on such second notice for all purposes under the Transaction Documents.

     18.9 RIGHTS OF THE AGENT AS A SUBSCRIBER

          (a) With respect to its Commitment and to its Pro Rata Share of the Principal Outstanding and any other accommodation provided by it, the Agent, in its capacity as a Subscriber, has the same obligations and Powers under each Transaction Document as any other Subscriber and may exercise and is responsible for the same as though it were not acting as the Agent.

          (b) The Agent may (without having to account to any Subscriber) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with any Transaction Party as if it were not acting as the Agent and may accept fees or other consideration from any of them or for services in connection with the Transaction Documents or otherwise without having to notify or account to the Subscribers.

     18.10 INDEMNITY BY THE SUBSCRIBERS

          (a) Subject to clause 18.10(c), the Subscribers must severally reimburse the Agent (to the extent not reimbursed by any Transaction Party under any Transaction Document but without limiting the obligations of any Transaction Party) proportionately in accordance with their respective Pro Rata Shares for all costs, charges and expenses incurred by the Agent in connection with the enforcement of or in contemplation of, or otherwise in connection with, the enforcement of, or the preservation of any Powers under, or in exercising any Powers under, any Transaction Document.

          (b) Subject to clause 18.10(c), the Subscribers must severally indemnify the Agent (to the extent not reimbursed by any Transaction Party under any Transaction Document but without limiting the obligations of any Transaction Party) proportionately in accordance with their respective Pro Rata Shares against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment (other than overheads) which the Agent pays, suffers, incurs or is liable for in respect of its acting as Agent under or in connection with Transaction Documents, the enforcement of or in contemplation of, or otherwise in connection with, the enforcement of, or the preservation of the Powers under, or in exercising any Powers under any Transaction Document.

          (c) No Subscriber is liable under this clause 18.10 to the extent the liability arises from the Agent's fraud or wilful misconduct or negligence.

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     18.11 AGENT TO FORWARD COPIES

          (a) The Agent must forward to each Subscriber a copy of each report, notice or other document promptly after the Agent receives it from a Transaction Party under any Transaction Document.

          (b) The Agent is not obliged to review or check the accuracy or completeness of any report, notice or other document it forwards to any Subscriber or other person.

     18.12 INDEPENDENT CREDIT DECISION BY THE SUBSCRIBERS

          (a) Each Subscriber acknowledges that it has, independently and without reliance on the Agent, the Security Trustee or any other Subscriber, and based on such documents and information as it has deemed appropriate, made its own investigation into the affairs and financial condition of each Transaction Party.

          (b) Each Subscriber must independently and without reliance upon the Agent, the Security Trustee or any other Subscriber, and based on such documents and information as it deems appropriate at the time, continue to make its own analyses and decisions in taking or not taking action under any Transaction Document.

     18.13 NO MONITORING

           The Agent is not required to:

          (a) keep itself informed as to the performance or observance by any Transaction Party of any Transaction Document; or

          (b)  to inspect the properties or books of any Transaction Party.

     18.14 INFORMATION

          (a) Except for notices, reports and other documents and information expressly required to be furnished to the Subscribers by the Agent under any Transaction Document, the Agent has no duty or responsibility, but is authorised, to provide any Subscriber with any credit or other information concerning the affairs, financial condition or business of any Transaction Party (or any of its respective Subsidiaries or associated companies) which may come into the possession of the Agent.

          (b) Nothing in any Transaction Document obliges the Agent to disclose any information relating to any Transaction Party if such disclosure would or might in the opinion of the Agent constitute a breach of any law or duty of secrecy or confidence.

     18.15 AGENT NOT RESPONSIBLE FOR OBLIGATIONS OF OTHER PARTIES

          The Agent has no responsibility to any party on account of the failure of any other party (other than the Agent) to perform its obligations under or in connection with any Transaction Document.


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     18.16 RESIGNATION AND REMOVAL OF THE AGENT

          (a) Subject to the appointment and acceptance of a successor Agent as provided in this clause 18.16, the Agent may resign at any time by giving not less than 30 days' notice to the Subscribers and the Majority Subscribers may (with the prior written consent of the Borrower, such consent not to be unreasonably withheld or delayed), by giving not less than 30 days' notice to the Borrower and the Agent, remove the Agent from office.

          (b) Upon such notice of resignation or removal being given, the Majority Subscribers may appoint a successor Agent.

          (c) If no successor Agent either is appointed by the Majority Subscribers or accepts such appointment within 30 days after the retiring Agent gives notice of resignation or the Majority Subscribers give notice of the Agent's removal, then the retiring Agent may, on behalf of the Subscribers, appoint a successor Agent.

          (d) Upon the acceptance of any appointment as Agent, and execution of an undertaking to be bound as Agent under the Transaction Documents, by a successor Agent, the successor Agent succeeds to and becomes vested with all the Powers and duties of the retiring Agent, and the retiring Agent is discharged from its duties and obligations under the Transaction Documents.

          (e) After any retiring Agent's resignation or removal, the provisions of this agreement continue in effect in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

     18.17 AMENDMENT OF TRANSACTION DOCUMENTS

          Each of the Subscribers authorises the Agent to agree with the other parties to any Transaction Document to any amendment to the Transaction Documents which will not increase the obligations of the Subscribers, change the terms of payment of the Principal Outstanding or any interest, Margin, fees or other amounts payable under any Transaction Document or amend this clause 18.17 and:

          (a) the Agent is satisfied that the amendment is made to correct a manifest error or an error of a minor nature or that the amendment is of a formal or technical nature only; or

          (b) the Majority Subscribers have, upon request by the Agent to the Subscribers, notified the Agent of their agreement to the amendment,

          and each Subscriber is bound by any such amendment so agreed to by the Agent as if it were party to the relevant amendment agreement. The Agent must notify all Subscribers of any such amendment.

     18.18 INSTITUTION AND JOINING OF ACTIONS

          (a) If a Subscriber institutes any legal proceedings against a Transaction Party to recover sums owing to it under the Transaction Documents, it must promptly give notice to the Agent and each other Subscriber.

          (b) If a Subscriber does not accept an invitation to join in any action against a Transaction Party or does not share in the costs of any such action (in each

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                                                      NTL Subscription Agreement

               case having been given a reasonable opportunity to do so), its failure to do must be taken into account when determining any rateable sharing under this agreement and it is not entitled to share in any amount so recovered until all other Subscribers have received in full all moneys payable to them under the Transaction Documents.

     18.19 IDENTITY OF SUBSCRIBERS

          (a) A Subscriber must notify the Agent of any assignment or novation of that Subscribers' rights, benefits or obligations under any Transaction Document.

          (b) The Agent may treat each Subscriber (or any assignee or Substitute Subscriber of which the Agent has actual notice) as the holder of the benefit of that Subscriber's participation under the Transaction Documents for all purposes, unless and until it receives notice under clause 18.19(a) to the contrary or it is a party to a substitution under clause 19 in respect of that Subscriber.

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19   ASSIGNMENT AND SUBSTITUTION

     19.1 ASSIGNMENT BY TRANSACTION PARTY

          A Transaction Party must not transfer or assign any of its rights or obligations under any Transaction Document except as otherwise permitted under any Transaction Document without the prior written consent of the Agent (acting on the instructions of all Subscribers).

     19.2 ASSIGNMENT OR SUBSTITUTION BY SUBSCRIBERS

          Any Subscriber may at any time assign any of its rights or transfer by novation any of its rights and obligations under any Transaction Document to, any bank or financial institution or to any combination of banks and financial institutions if:

          (a) the Subscriber consults the Borrower in relation to the assignment or transfer (as the case may be);

          (b)  the Subscriber pays an assignment fee of $2,500 to the Agent;

          (c) where the Subscriber is transferring by novation its rights and obligations under any Transaction Document the novation is effected in accordance with clause 19.3;

          (d) if the dealing is with part of the Commitment of that Subscriber it must be in a minimum amount of $10,000,000 and an integral multiple of $10,000,000 and so that its remaining Commitment is at least $20,000,000;

          (e) where the Subscriber is transferring part of its Commitment under a Facility (the FIRST FACILITY), the Subscriber transfers a proportion of its Commitment under the other Facility equivalent to the proportion of its Commitment which is being transferred under the First Facility to its total Commitment under the First Facility at that time; and

          (f) it transfers to the Substitute Subscriber all or the relevant part of its interest in the Debenture which corresponds with the amount of its Commitment

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                                                      NTL Subscription Agreement

               which is transferred, such transfer of all or the relevant part of its interest in the Debenture to be effected in accordance with the Debenture Trust Deed and on the terms and conditions set out in the Master Debenture, or in such other manner as the Security Trustee approves.

     19.3 SUBSTITUTION CERTIFICATE

          (a) Subject to clause 19.2, if a Subscriber wishes to substitute a Substitute Subscriber it must notify the Agent not less than 5 Business Days before the substitution, of the following:

               (1)  the name of the Substitute Subscriber;

               (2) the proportion of its Commitment to be assumed by the Substitute Subscriber, and the breakdown between the Tranche A Commitment and the Tranche B Commitment to be assumed; and

               (3)  the proposed date of the substitution.

          (b)  The Retiring Subscriber and the Substitute Subscriber must:

               (1) execute a substitution certificate in the form of annexure B in the Australian Capital Territory or in such other place as the Agent approves; and

               (2) deliver 4 counterparts to the Agent or otherwise effect a substitution in a form acceptable to the Agent.

          (c) The Agent is irrevocably authorised by all other parties to this agreement other than the Retiring Subscriber to execute on their behalf in the Australian Capital Territory or in such other place as the Agent approves a substitution certificate delivered to the Agent under clause 19.3(b).

          (d) When the Agent receives a substitution certificate under clause 19.3(b) it must:

               (1) execute all the counterparts on behalf of all the parties to this agreement other than the Retiring Subscriber;

               (2)  notify the other Subscribers of the substitution;

               (3)  retain one counterpart;

               (4) deliver one of the other counterparts to each of the Borrower, the Retiring Subscriber and the Substitute Subscriber.

          (e) When the Agent executes a substitution certificate the substituted rights and obligations no longer apply to the Retiring Subscriber and the Substitute Subscriber is bound by the Transaction Documents detailed in the substitution certificate.

          (f) While a Funding Notice is current a substitution may not be made without the consent of the Agent.

     19.4 REFERENCES TO A SUBSCRIBER

          (a) If a Subscriber transfers its rights, benefits or obligations under the Transaction Documents in accordance with clauses 19.2 and 19.3 any reference in the Transaction Documents to that Subscriber (unless provided

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          otherwise) is a reference to that Subscriber and its transferee or
          Substitute Subscriber.

          (b) If a participant transfers all of its rights, benefits and obligations by novation then any reference to that Subscriber is a reference to its transferee or Substitute Subscriber alone.

     19.5 REDUCTION OF COMMITMENTS

          If a transfer by novation is made by a Subscriber in accordance with clauses 19.2 and 19.3:

          (a) the Tranche A Commitment and the face value amount of the Debenture held by the transferor Subscriber in relation to the Tranche A Facility, and Tranche B Commitment and the face value amount of the Debenture held by the transferor Subscriber in relation to the Tranche B Facility (as the case may be) is reduced by the amount of the Tranche A Commitment and Tranche B Commitment (as the case may be) assumed by the transferee or Substitute Subscriber;

          (b) the Tranche A Commitment and the Tranche B Commitment (as the case may be) of the transferee or Substitute Subscriber is the amount it assumes;

          (c) a new schedule 2 must be prepared by the Agent and distributed to each of the Borrower and the Subscribers setting out the names, addresses and Commitments of the Subscribers in effect from the date of the transfer; and

          (d) the Security Trustee must amend the Register to reflect each transfer and the Debentures held by the transferor Subscriber and the transferee Subscriber after giving effect to the transfer and including the changes to the face value amounts and Paid Up Amounts of those Debentures, all in accordance with the Debenture Trust Deed.

     19.6 ASSIST TRANSFER OR ASSIGNMENT

          At the request of the Agent or a Subscriber, each Transaction Party must do any thing including, but not limited to, executing any documents or amending any Transaction Document, to effect any transfer or assignment under this clause 19.

     19.7 PARTICIPATION PERMITTED

          A Subscriber may grant by way of sub-participation (being a right to share in the financial effects of this agreement, without any rights a Transaction Party) all or part of the Subscriber's rights and benefits under this agreement to any other person without having to obtain the consent of or to notify any Transaction Party.

     19.8 SECURITISATION PERMITTED

          (a) Subject to clause 19.8(b), a Subscriber may, without having to obtain the consent of or notify any Transaction Party, assign, transfer, sub-participate or otherwise deal with all or any part of its rights and benefits under this agreement to a trustee of a trust, company or other entity which in each case is established for the purposes of securitisation.

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          (b)  Notwithstanding any assignment, transfer, sub-participation or other dealing by that Subscriber under clause 19.8(a):

               (1) that Subscriber remains bound by, and must continue to perform all its obligations under, this agreement and the Transaction Documents;

               (2) that Subscriber is the only person entitled to exercise any Power, and no assignee, transferee, sub-participant or other person who obtains an interest in any of the rights or benefits of that Subscriber under this agreement or the Transaction Documents pursuant to clause 19.8(a) of this agreement; and

               (3) any amount payable by the Borrower to that Subscriber under this agreement will, if paid by the Borrower to that Subscriber, operate as an effective discharge of the Borrower's obligation to make that payment.

     19.9 LENDING OFFICE

          (a)  A Subscriber may change its Lending Office at any time.

          (b) A Subscriber must promptly notify the Agent and the Borrower of any such change.

     19.10 NO INCREASE IN COSTS

          If a Subscriber assigns or transfers any of its rights or obligations under any Transaction Document or changes its Lending Office each Transaction Party is not required to pay any net increase in the aggregate amount of costs, Taxes, fees or charges which:

          (a) are a direct consequence of the transfer or assignment or change of Lending Office; and

          (b) the Subscriber or its transferee or assignee was aware of or ought reasonably to have been aware of, at the time of the transfer or assignment or change of Lending Office.

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20    SALE AND DISTRIBUTION OF THE DEBENTURES

     20.1 ARRANGER AND SUBSCRIBER UNDERTAKINGS

          (a)  The Arranger and each Subscriber:

               (1) must observe all applicable laws, rules and regulations in any jurisdiction in which it may offer or sell a Debenture.

               (2) must not offer, sell or deliver any Debenture or distribute any information memorandum prospectus, offering circular, advertisement or other offering material relating to a Debenture in any jurisdiction except under circumstances that will result in compliance with all applicable laws of the relevant jurisdiction; and

               (3) acknowledges that no information memorandum or other offering material has been, or will be, lodged with, or registered by, the

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                    Australian Securities and Investments Commission or any
                    other Governmental Agency, and no action has been taken or will be taken in any jurisdiction which would permit a public offering of a Debenture, or possession or distribution of any information memorandum or any other offering material in relation to a Debenture, in any jurisdiction where action for that purpose is required.

          (b)  The Arranger and each Subscriber must not:

               (1) offer a Debenture for issue, or invite applications for the issue of a Debenture;

               (2) offer a Debenture for sale, or invite offers to purchase a Debenture,

               to a person that:

               (3) receives the offer or invitation in Australia unless the offer or invitation:

                    (A) is an offer or invitation which does not need disclosure to investors under Chapter 6D of the Corporations Law pursuant to section 708 of the Corporations Law; and

                    (B) is made in compliance with the Corporations Law, the Corporations Regulations and all other applicable laws and regulations; or

               (4)  the Arranger or the Subscriber (as the case may be):

                    (A) knows or has reasonable grounds to suspect is an Associate of the Borrower (other than in the capacity of a dealer, underwriter or manager in relation to the placement of the Debenture); or

                    (B) has been notified by the Borrower as being a person that the Borrower knows or has reasonable grounds to suspect is an Associate of the Borrower (other than in the capacity of a dealer, underwriter or manager in relation to the placement of the Debenture).

          (c) The Arranger and each Subscriber represents and warrants that it has not done any of the things described in clause 20.1(b).

          (d) In this clause 20.1, references to a Debenture include a legal or equitable right or interest in, or an option to acquire, a Debenture.

     20.2  PUBLIC OFFER PROVISIONS

          (a)  The Arranger must:

               (1) offer the Initial Debentures for issue to at least 10 persons each of whom:

                    (A) is carrying on a business of providing finance, or investing or dealing in securities in the course of operating in financial markets; and


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                    (B)  is not known or suspected by the Arranger (or by the
                         Borrower and notified to the Arranger) to be an Associate of any of the other persons covered by clause 20.2(a)(1)(A); or

               (2) within 30 days of the issue of the Initial Debentures to the Arranger in their capacity as a dealer, manager or an underwriter in relation to the placement of the Initial Debentures, offer the Initial Debentures for sale in a way covered by clause 20.2(a)(1).

          (b) The Arranger and each Subscriber will, at the cost of the Borrower, provide to the Borrower, within 14 Business Days of receipt of a request from the Borrower, such information of which it is aware (unless that information is confidential) in relation to any Debenture as is reasonably required for the purposes of assisting the Borrower to demonstrate that the public offer test under section 128F of the Tax Act has been satisfied in relation to the issue of the Debentures.

          (c) The Arranger and each Subscriber will, at the cost of the Borrower, co-operate with, and use reasonable endeavours to assist, the Borrower with a view to ensuring that the Debentures are offered for sale in such a manner which will allow payments of interest or amounts in the nature of interest on the Debentures to be exempt from Australian withholding tax under section 128F the Tax Act.

          (d)  Each Subscriber represents and warrants that at the date of this
               Agreement:

               (1) it is and will be acting as Subscriber in the course of carrying on a business of providing finance, or investing or dealing in securities in the course of operating in financial markets; and

               (2) except as disclosed to the Borrower, it is not, so far as it is aware and does not suspect that it is, an Associate of any other Subscriber.

          (e) If, at any time, the Borrower determines in good faith that Australian interest withholding tax is or will become payable in respect of any outstanding Debenture held by a Subscriber:

               (1) that Subscriber must, if requested by the Borrower and at the cost of the Borrower, take all reasonable steps to mitigate that result before the next date for payment of interest under the Debenture in respect of which Australian interest withholding tax is or will become payable; or

               (2) the Borrower may prepay the Principal Outstanding in respect of that Debenture under and in accordance with clause 3.6.

     20.3 DEBENTURE TRUST DEED AND MASTER DEBENTURES

          (a) Each Subscriber agrees that it is bound by, and subject to, all the provisions of the Debenture Trust Deed and each Master Debenture which relate to or affect the rights or obligations of that Subscriber in its capacity as a Debenture Holder.

          (b) The Security Trustee covenants to comply with its obligations under the Debenture Trust Deed and each Master Debenture.

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                                                      NTL Subscription Agreement

-------------------------------------------------------------------------------

     21   SAVING PROVISIONS

     21.1 NO MERGER OF SECURITY

          (a) Nothing in this agreement merges, extinguishes, postpones, lessens or otherwise prejudicially affects:

               (1)  any Encumbrance in favour of any Finance Party at any time;

               (2) any indemnity in favour of any Finance Party contained in any Transaction Document; or

               (3) any right, power, authority, discretion or remedy which a Finance Party may have against a Transaction Party or any other person at any time.

          (b) No other Encumbrance or Transaction Document held by a Finance Party in any way prejudicially affects any right, power, authority, discretion or remedy of the Finance Parties under this agreement.

     21.2 EXCLUSION OF MORATORIUM

          To the extent not excluded by law, a provision of any legislation which at any time directly or indirectly:

          (a) lessens or otherwise varies or affects in favour of a Transaction Party any obligations under this agreement or any Collateral Security; or

          (b) stays, postpones or otherwise prevents or prejudicially affects the exercise by any Finance Party of any Power,

          is negatived and excluded from this agreement and any Collateral Security and all relief and protection conferred on that Transaction Party by or under that legislation is also negatived and excluded.

     21.3 CONFLICT

          Where any right, power, authority, discretion or remedy of a Finance Party, a Receiver or an Attorney under any Transaction Document is inconsistent with the powers conferred by applicable law then, to the extent not prohibited by that law, those conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

     21.4 CONSENTS

          (a) Whenever the doing of any thing by a Transaction Party is dependent upon the consent or approval of a Finance Party, the Finance Party may withhold its consent or approval or give it conditionally or unconditionally in its absolute discretion unless expressly stated otherwise in a Transaction Document.

          (b)  Any conditions must be complied with by that Transaction Party.


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                                                      NTL Subscription Agreement

     21.5 PRINCIPAL OBLIGATIONS

          This agreement and each Collateral Security is:

          (a) a principal obligation and is not ancillary or collateral to any other Encumbrance (other than another Collateral Security) or other obligation however created; and

          (b) independent of, and unaffected by any other Encumbrance or other obligation however created which any Finance Party may hold at any time in respect of the Secured Moneys.

     21.6 NON-AVOIDANCE

          If any payment by a Transaction Party to a Finance Party is at any time avoided for any reason including, but not limited to, any legal limitation, disability or incapacity of or affecting the Transaction Party or any other thing, and whether or not:

          (a) any transaction relating to the Secured Moneys was illegal, void or substantially avoided; or

          (b) any thing was or ought to have been within the knowledge of any Finance Party,

          that Transaction Party:

          (c) as an additional, separate and independent obligation, indemnifies each Finance Party against that avoided payment; and

          (d) acknowledges that any liability of the Transaction Party under the Transaction Documents and any right or remedy of the Finance Parties under the Transaction Documents is the same as if that payment had not been made.

     21.7 SET-OFF AUTHORISED

          If a Transaction Party has not paid any amount (including, but not limited to, principal, interest, fees, costs, expenses or Taxes, whether contingent or otherwise) at any time due and payable by it to any Finance Party in respect of a Transaction Document, that Transaction Party authorises each Finance Party:

          (a) to apply any credit balance in any currency in any account of that Transaction Party with any branch or office of the Finance Party in and towards satisfaction of that amount;

          (b) in the name of that Transaction Party or of the Finance Party, to do any act or thing including, but not limited to, any of the following:

               (1)  the execution of any document; and

               (2)  to effect any currency conversion,

          which may be required to make an application under clause 21.7(a)

     21.8 CERTIFICATES OF AGENT

          A certificate signed by any Officer of the Agent stating:

          (a)  the amount of the Secured Moneys due and payable; or

--------------------------------------------------------------------------------
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                                                      NTL Subscription Agreement

          (b) the amount due and payable by a Transaction Party under this agreement; or

          (c) the amount of the Secured Moneys, whether currently due and payable or not,

          is as regards each Transaction Party prima facie evidence of that amount at the date stated on the certificate or failing that as at the date of that certificate.

     21.9 NO RELIANCE OR OTHER OBLIGATIONS AND RISK ASSUMPTION

          Each Transaction Party acknowledges and confirms that:

          (a) it has not entered into any Transaction Document in reliance on any representation, warranty, promise or statement made by any Finance Party or any person on behalf of any Finance Party;

          (b) in respect of the transactions evidenced by the Transaction Documents, no Finance Party has any obligations other than those expressly set out in the Transaction Documents; and

          (c) in respect of interest rates or exchange rates, no Finance Party is liable for:

               (1)  any movement in interest rates or exchange rates; or

               (2) any information, advice or opinion provided by any Finance Party or any person on behalf of any Finance Party, even if:

                    (A) provided at the request of that Transaction Party (it being acknowledged by that Transaction Party that such matters are inherently speculative);

                    (B)  relied on by that Transaction Party; or

                    (C)  provided incorrectly or negligently.

     21.10 POWER OF ATTORNEY

          In consideration of the Finance Parties agreeing to provide the accommodation referred to in this agreement and the Agent and each of its officers for the time being (each with power to appoint a substitute or substitutes) is irrevocably appointed the attorney of each Transaction Party to exercise any of the following powers at any time after the occurrence of an Event of Default:

          (a)  to execute and deliver all documents; and

          (b) do all things (including the signing and lodging of proofs of debt and similar claims in the bringing and enforcing of legal proceedings, the compromise of disputes, the enforcement of each Transaction Document or any of them), which such attorney thinks requisite or desirable for giving effect to the provisions of each Transaction Document.

     21.11 OPINION OF A FINANCE PARTY

          Where any Finance Party is required or entitled under this agreement to form or hold an opinion or view, this may be formed or held on its behalf by any person authorised by that Finance Party to act on its behalf in relation to this agreement or by its board of directors or by any of its Officers.

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                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

22   GENERAL

     22.1 CONFIDENTIAL INFORMATION

          (a) A Finance Party must not, disclose to any person any documents or records of, or information about, any Transaction Document, or the assets, business or affairs of any Transaction Party except:

               (1) to an assignee, novatee or sub-participant in favour of whom it proposes or wishes to assign or novate its rights or obligations under this agreement in accordance with clause 19 after consultation with the Borrower as required under clause 19.1(a) and where the disclosure is made on the basis that the assignee, novatee or sub-participant will comply with this clause 22.1 in the same way that the Finance Party is required to do so;

               (2) to any professional or other adviser of whatever nature consulted by it in relation to any of its rights or obligations under the Transaction Documents;

               (3) to the Reserve Bank of Australia, the Australian Tax Office or any Governmental Agency requiring disclosure of the information;

               (4) in connection with the enforcement of its rights under the Transaction Documents after an Event of Default has occurred and is continuing;

               (5)  where the information is already in the public domain;

               (6)  if required by law; or

               (7) otherwise with the prior written consent of the relevant Transaction Party.

          (b) A Finance Party must only use any documents or records of, or information about, any Transaction Document, or the assets, business or affairs of any Transaction Party for the purposes of, on in connection with the exercise of its Powers under, the Transaction Documents.

     22.2 PERFORMANCE BY AGENT OF OBLIGATIONS

          If a Transaction Party defaults in fully and punctually performing any obligation contained or implied in any Transaction Document, the Agent may, without prejudice to any Power, do all things necessary or desirable, in the opinion of the Agent, to make good or attempt to make good that default to the satisfaction of the Agent.

     22.3 TRANSACTION PARTY TO BEAR COST

          Any thing which must be done by a Transaction Party under any Transaction Document, whether or not at the request of any Finance Party, must be done at the cost of the Transaction Party.


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                                                      NTL Subscription Agreement

     22.4 NOTICES

          (a) Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to any Transaction Document:

               (1) must be in legible writing and in English addressed as shown below:

                    (A) if to the Agent:     Chase Securities Australia Limited

                        Address:             Level 25, Grosvenor Place
                                             225 George Street
                                             SYDNEY NSW 2000
                        Attention:           Yvonne Blunt

                        Facsimile:           9251 3371;

                    (B) if to the Arranger:  c/o Chase Securities Australia
                                             Limited

                        Address:             Level 25, Grosvenor Place
                                             225 George Street
                                             SYDNEY NSW 2000
                        Attention:           Yvonne Blunt

                        Facsimile:           9251 3371;

                    (C) if to the Borrower:  NTL Australia Pty Limited

                        Address:             Level 3
                                             655 Pacific Highway
                                             ST LEONARDS NSW 2065
                        Attention:           Company Secretary

                        Facsimile:           9437 0510;

                        and:

                        Address:             NTL Incorporated
                                             110 East 59th Street
                                             26th Floor
                                             New York
                                             NY 10022
                                             USA

                        Attention:           General Counsel

                        Facsimile:           +1 212 906 8497

                    (D) if to a Guarantor, according to the details set
                        out in schedule 2,

                    (E) if to the Security Trustee: Chase Capital Markets
                        Fiduciary Services Australia Limited

                        Address:             Level 35,
                                             259 George Street
                                             Sydney NSW 2000
                        Attention:           Institutional Trust Services

                        Facsimile:           9247 4913

                        Telephone:           9250 4451,


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                                                      NTL Subscription Agreement

                        with a copy to:

                        To:                  The Chase Manhattan Bank
                        Attention:           Institutional Trust Services
                        Address:             35/F One Exchange Square
                                             Central
                                             Hong Kong
                        Facsimile:           (852) 2841 6067
                        Telephone:           (852) 2901 4176

                        and

                    (F)  if to a Subscriber, to its Lending Office,

                    or as specified to the sender by any party by notice;

               (2) where the sender is a company, must be signed by an Officer or under the common seal of the sender;

               (3) is regarded as being given by the sender and received by the addressee:

                    (A) if by delivery in person, when delivered to the addressee;

                    (B)  if by post, on delivery to the addressee; or

                    (C) if by facsimile transmission, whether or not legibly received, when received by the addressee,

                    but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time) it is regarded as received at 9.00 am on the following Business Day; and

               (4) can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

          (b) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 22.4(a)(3) and informs the sender that it is not legible.

          (c) In this clause 22.4, a reference to an addressee includes a reference to an addressee's Officers, agents or employees or any person reasonably believed by the sender to be an Officer, agent or employee of the addressee.

     22.5 GOVERNING LAW AND JURISDICTION

          (a)  This agreement is governed by the laws of New South Wales.

          (b) Each Transaction Party irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

          (c) Each Transaction Party irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

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


                                                      NTL Subscription Agreement

          (d) Each Transaction Party irrevocably waives any immunity in respect of its obligations under this agreement that it may acquire from the jurisdiction of any court or any legal process for any reason including, but not limited to, the service of notice, attachment before judgment, attachment in aid of execution or execution.

     22.6 PROHIBITION AND ENFORCEABILITY

          (a) Any provision of, or the application of any provision of, any Transaction Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

          (b) Any provision of, or the application of any provision of, any Transaction Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

     22.7 WAIVERS

          (a) Waiver of any right arising from a breach of this agreement or of any Power arising upon default under this agreement or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

          (b)  A failure or delay in exercise, or partial exercise, of:

               (1) a right arising from a breach of this agreement or the occurrence of an Event of Default; or

               (2) a Power created or arising upon default under this agreement or upon the occurrence of an Event of Default,

               does not result in a waiver of that right or Power.

          (c) A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

          (d) A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

          (e)  This clause may not itself be waived except by writing.

     22.8 VARIATION

          A variation of any term of this agreement must be in writing and signed by the parties.

     22.9 CUMULATIVE RIGHTS

          The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of any Finance Party, Receiver or Attorney.

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                                                      NTL Subscription Agreement

     22.10 ATTORNEYS

          Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.



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

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

 SCHEDULE 1 - GUARANTORS
 CLAUSE 1.1 (DEFINITIONS)

 NAME                                   ABN/ACN/ARBN/                   ADDRESS AND SERVICE DETAILS
------------------------------------    ---------------                 ---------------------------
 NTL Australia Holdings Pty Limited     ACN 086 459 127                 Level 3,
                                                                        655 Pacific Highway
                                                                        ST LEONARDS NSW 2065
                                                                        Attention: Company Secretary
                                                                        Facsimile: (02) 9437 0510






























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

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

 SCHEDULE 2 - SUBSCRIBERS
 CLAUSE 1.1 (DEFINITIONS)


 PART A

  - TRANCHE A SUBSCRIBERS

 NAME OF SUBSCRIBER                     ABN/ACN/ARBN             LENDING OFFICE AND SERVICE        TRANCHE A
                                        PLACE OF INCORPORATION   DETAILS                           COMMITMENT BEFORE
                                                                                                   CONDITIONS
                                                                                                   SUBSEQUENT
                                                                                                   SATISFACTION DATE
---------------------------            ------------------------ ----------------------------      ----------------------
 The Chase Manhattan Bank               ARBN 074 112 011         Att: Steve Brimo/ Craig                $8,333,333.34
                                                                 Tuckwell

                                                                 Level 25
                                                                 Grosvenor Place
                                                                 225 George Street
                                                                 Sydney NSW 2000

                                                                 Tel:  02 9250 4487/
                                                                       02 9250 4509
                                                                 Fax:  02 9250 4529

                                                                 Email:
                                                                 stephen.brimo@chase.com/
                                                                 craig.tuckwell@chase.com

 Barclays Bank PLC Australian Branch    ARBN 062 449 585         Att: Tracey Stratford                  $8,333,333.34
                                                                 Operations Officer

                                                                 Level 24
                                                                 400 George Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9220 6013
                                                                 Fax: 02 9220 6090

                                                                 Email:
                                                                 tracey.stratford@barcap.com

 BOS (International) Australia          ACN 066 601 250          Att: Frank Calabrese                   $8,333,333.33
 Limited                                                         Senior Relationship Manager

                                                                 Level 11
                                                                 50 Carrington Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9248 2130
                                                                 Fax: 02 9248 2199

                                                                 Email: fcalabrese@bos.com.au





--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

 Credit Lyonnais Singapore Branch       Not applicable           Att: Diana TAN / Kelly TAN             $8,333,333.33
                                                                 Manager - Loan Administration

                                                                 3 Temasek Avenue #11-01
                                                                 Centennial Tower
                                                                 SINGAPORE 039190

                                                                 Tel:    65 333 6331/
                                                                         65 832 0718
                                                                 Fax:    65 333 6332

 National Australia Bank Limited        ABN 12 004 044 937       Att: Glenn Garrett                     $8,333,333.33
                                                                 Financial Analyst
                                                                 National Australia Bank
                                                                 Melbourne

                                                                 3rd Floor South
                                                                 271 Collins Street
                                                                 Melbourne Victoria 3000

                                                                 Tel: 03 9659 7685
                                                                 Fax: 03 9659 6927

                                                                 Email:
                                                                 glenn_garrett@nag.national.com.au

 Westdeutsche Landesbank                ACN 076 170 039          Att: Joanna Forsyth                    $8,333,333.33
 Girozentrale Sydney Branch                                      Executive, Global Structured
                                                                 Finance

                                                                 Level 29
                                                                 60 Margaret Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9777 9930
                                                                 Fax: 02 9777 8028

                                                                 Email:
                                                                 joanna_forsyth@westlb.com.au



 TRANCHE B SUBSCRIBERS

 NAME OF SUBSCRIBER                     ABN/ACN/ARBN             LENDING OFFICE AND SERVICE        TRANCHE B
                                        PLACE OF INCORPORATION   DETAILS                           COMMITMENT BEFORE
                                                                                                   CONDITIONS
                                                                                                   SUBSEQUENT
                                                                                                   SATISFACTION DATE
----------------------------           ------------------------ ----------------------------      ----------------------
 The Chase Manhattan Bank               ARBN 074 112 011         Att: Steve Brimo/ Craig               $25,000,000.00
                                                                 Tuckwell

                                                                 Level 25
                                                                 Grosvenor Place
                                                                 225 George Street
                                                                 Sydney NSW 2000

                                                                 Tel:  02 9250 4487/
                                                                       02 9250 4509
                                                                 Fax:  02 9250 4529

                                                                 Email:
                                                                 stephen.brimo@chase.com/
                                                                 craig.tuckwell@chase.com

--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

 Barclays Bank PLC Australian Branch    ARBN 062 449 585         Att: Tracey Stratford                 $25,000,000.00
                                                                 Operations Officer

                                                                 Level 24
                                                                 400 George Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9220 6013
                                                                 Fax: 02 9220 6090

                                                                 Email:
                                                                 tracey.stratford@barcap.com

 BOS (International) Australia          ACN 066 601 250          Att: Frank Calabrese                  $25,000,000.00
 Limited                                                         Senior Relationship Manager

                                                                 Level 11
                                                                 50 Carrington Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9248 2130
                                                                 Fax: 02 9248 2199

                                                                 Email: fcalabrese@bos.com.au

 Credit Lyonnais Singapore Branch       Not applicable           Att: Diana TAN / Kelly TAN            $25,000,000.00
                                                                 Manager - Loan Administration

                                                                 3 Temasek Avenue #11-01
                                                                 Centennial Tower
                                                                 SINGAPORE 039190

                                                                 Tel:    65 333 6331/
                                                                         65 832 0718
                                                                 Fax:    65 333 6332

 National Australia Bank Limited        ABN 12 004 044 937       Att: Glenn Garrett                    $25,000,000.00
                                                                 Financial Analyst
                                                                 National Australia Bank
                                                                 Melbourne

                                                                 3rd Floor South
                                                                 271 Collins Street
                                                                 Melbourne Victoria 3000

                                                                 Tel: 03 9659 7685
                                                                 Fax: 03 9659 6927

                                                                 Email:
                                                                 glenn_garrett@nag.national.com.au

 Westdeutsche Landesbank                ACN 076 170 039          Att: Joanna Forsyth                   $25,000,000.00
 Girozentrale Sydney Branch                                      Executive, Global Structured
                                                                 Finance

                                                                 Level 29
                                                                 60 Margaret Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9777 9930
                                                                 Fax: 02 9777 8028

                                                                 Email:
                                                                 joanna_forsyth@westlb.com.au

--------------------------------------------------------------------------------
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

                                                      NTL Subscription Agreement


 PART B

 TRANCHE A SUBSCRIBERS

 NAME OF SUBSCRIBER                     ABN/ACN/ARBN             LENDING OFFICE AND SERVICE       TRANCHE A COMMITMENT
                                        PLACE OF INCORPORATION   DETAILS                          AFTER CONDITIONS
                                                                                                  SUBSEQUENT
                                                                                                  SATISFACTION DATE
--------------------------             ------------------------ ----------------------------     -----------------------
 The Chase Manhattan Bank               ARBN 074 112 011         Att: Steve Brimo/ Craig               $25,000,000.00
                                                                 Tuckwell

                                                                 Level 25
                                                                 Grosvenor Place
                                                                 225 George Street
                                                                 Sydney NSW 2000

                                                                 Tel:  02 9250 4487/
                                                                       02 9250 4509
                                                                 Fax:  02 9250 4529

                                                                 Email:
                                                                 stephen.brimo@chase.com/
                                                                 craig.tuckwell@chase.com

 Barclays Bank PLC Australian Branch    ARBN 062 449 585         Att: Tracey Stratford                 $25,000,000.00
                                                                 Operations Officer

                                                                 Level 24
                                                                 400 George Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9220 6013
                                                                 Fax: 02 9220 6090

                                                                 Email:
                                                                 tracey.stratford@barcap.com

 BOS (International) Australia          ACN 066 601 250          Att: Frank Calabrese                  $25,000,000.00
 Limited                                                         Senior Relationship Manager

                                                                 Level 11
                                                                 50 Carrington Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9248 2130
                                                                 Fax: 02 9248 2199

                                                                 Email: fcalabrese@bos.com.au

 Credit Lyonnais Singapore Branch       Not applicable           Att: Diana TAN / Kelly TAN            $25,000,000.00
                                                                 Manager - Loan Administration

                                                                 3 Temasek Avenue #11-01
                                                                 Centennial Tower
                                                                 SINGAPORE 039190

                                                                 Tel:  65 333 6331/
                                                                       65 832 0718
                                                                 Fax:  65 333 6332

--------------------------------------------------------------------------------
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

                                                      NTL Subscription Agreement


 National Australia Bank Limited        ABN 12 004 044 937       Att: Glenn Garrett                    $25,000,000.00
                                                                 Financial Analyst
                                                                 National Australia Bank
                                                                 Melbourne

                                                                 3rd Floor South
                                                                 271 Collins Street
                                                                 Melbourne Victoria 3000

                                                                 Tel: 03 9659 7685
                                                                 Fax: 03 9659 6927

                                                                 Email:
                                                                 glenn_garrett@nag.national.com.au

 Westdeutsche Landesbank                ACN 076 170 039          Att: Joanna Forsyth                   $25,000,000.00
 Girozentrale Sydney Branch                                      Executive, Global Structured
                                                                 Finance

                                                                 Level 29
                                                                 60 Margaret Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9777 9930
                                                                 Fax: 02 9777 8028

                                                                 Email:
                                                                 joanna_forsyth@westlb.com.aumailto:

 TRANCHE B SUBSCRIBERS

 NAME OF SUBSCRIBER                     ABN/ACN/ARBN             LENDING OFFICE AND SERVICE        TRANCHE B
                                        PLACE OF INCORPORATION   DETAILS                           COMMITMENT AFTER
                                                                                                   CONDITIONS
                                                                                                   SUBSEQUENT
                                                                                                   SATISFACTION DATE
--------------------------             ------------------------ ----------------------------      ----------------------
 The Chase Manhattan Bank               ARBN 074 112 011         Att: Steve Brimo/ Craig               $33,333,333.34
                                                                 Tuckwell

                                                                 Level 25
                                                                 Grosvenor Place
                                                                 225 George Street
                                                                 Sydney NSW 2000

                                                                 Tel:  02 9250 4487/
                                                                       02 9250 4509
                                                                 Fax:  02 9250 4529

                                                                 Email:
                                                                 stephen.brimo@chase.com/
                                                                 craig.tuckwell@chase.com

 Barclays Bank PLC Australian Branch    ARBN 062 449 585         Att: Tracey Stratford                 $33,333,333.34
                                                                 Operations Officer

                                                                 Level 24
                                                                 400 George Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9220 6013
                                                                 Fax: 02 9220 6090

                                                                 Email:
                                                                 tracey.stratford@barcap.com

--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

 BOS (International) Australia          ACN 066 601 250          Att: Frank Calabrese                  $33,333,333.33
 Limited                                                         Senior Relationship Manager

                                                                 Level 11
                                                                 50 Carrington Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9248 2130
                                                                 Fax: 02 9248 2199

                                                                 Email: fcalabrese@bos.com.au

 Credit Lyonnais Singapore Branch       Not applicable           Att: Diana TAN / Kelly TAN            $33,333,333.33
                                                                 Manager - Loan Administration

                                                                 3 Temasek Avenue #11-01
                                                                 Centennial Tower
                                                                 SINGAPORE 039190

                                                                 Tel:    65 333 6331/
                                                                         65 832 0718
                                                                 Fax:    65 333 6332

 National Australia Bank Limited        ABN 12 004 044 937       Att: Glenn Garrett                    $33,333,333.33
                                                                 Financial Analyst
                                                                 National Australia Bank
                                                                 Melbourne

                                                                 3rd Floor South
                                                                 271 Collins Street
                                                                 Melbourne Victoria 3000

                                                                 Tel: 03 9659 7685
                                                                 Fax: 03 9659 6927

                                                                 Email:
                                                                 glenn_garrett@nag.national.com.au

 Westdeutsche Landesbank                ACN 076 170 039          Att: Joanna Forsyth                   $33,333,333.33
 Girozentrale Sydney Branch                                      Executive, Global Structured
                                                                 Finance

                                                                 Level 29
                                                                 60 Margaret Street
                                                                 Sydney NSW 2000

                                                                 Tel: 02 9777 9930
                                                                 Fax: 02 9777 8028

                                                                 Email:
                                                                 joanna_forsyth@westlb.com.au

--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

 SCHEDULE 3 - PRE-FUNDING CERTIFICATE
 CLAUSES 2.1(a) AND 14.18(a)


 TO:     [INSERT NAME OF AGENT] (AGENT)

 I [INSERT NAME] am a DIRECTOR/SECRETARY of each of [INSERT NAMES OF TRANSACTION PARTIES] (each a TRANSACTION Party).

 I refer to the subscription agreement (SUBSCRIPTION AGREEMENT) dated on or about [INSERT DATE] between NTL Australia Pty Limited (as BORROWER), each party listed in schedule 1 of that agreement (as GUARANTORS), and each party listed in schedule 2 of that agreement (as SUBSCRIBERS), the Agent, Chase Capital Markets Fiduciary Services Australia Limited (as SECURITY TRUSTEE) and Chase Securities Australia Limited (as ARRANGER) (SUBSCRIPTION AGREEMENT).

 A term defined in the Subscription Agreement has the same meaning when used in this Certificate.

 I certify as follows:

-------------------------------------------------------------------------------
 1   RELEVANT DOCUMENTS

          Attached to this Certificate are true, complete and up-to-date copies of each of the following:

          (a)  CONSTITUTION: the constitution of each Transaction Party;

          (b) POWER OF ATTORNEY: a duly executed power of attorney granted by each Transaction Party authorising execution of the Transaction Documents to which it is a party;

          (c) MINUTES: extracts of minutes of a meeting of the directors of each relevant Transaction Party approving execution of the Transaction Documents to which it is a party and the granting of the power of attorney referred to in paragraph (b);

          (d) AUTHORISATIONS: those Authorisations (if any) necessary or desirable to be obtained by each Transaction Party in connection with the execution, delivery, performance, validity or enforceability of the Transaction Documents to which it is a party.

-------------------------------------------------------------------------------
 2   NO REVOCATION

          Each:

          (a)  power of attorney referred to in clause 1(b);

          (b)  resolution contained in the minutes referred to in clause 1(c);
               and

          (c)  Authorisation referred to in clause 1(d),

          is in full force and effect and has not been amended, modified or revoked.


--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

 3   OFFICERS
          The following signatures are the true signatures of the authorised officers who are authorised signatories of each Transaction Party:

           NAME                          POSITION                               SIGNATURE
           ----------------------        -----------------------------          ---------
           (a)      [INSERT NAME]        [INSERT DETAILS OF POSITION]
                                                                                ---------------------
           (a)      [INSERT NAME]        [INSERT DETAILS OF POSITION]
                                                                                ---------------------
           (a)      [INSERT NAME]        [INSERT DETAILS OF POSITION]
                                                                                ---------------------


 SIGNED: ___________________________________________
                            Officer


 DATED:
















--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------


 SCHEDULE 4 - DIRECTOR'S CERTIFICATE
 CLAUSES 2.1(f) (RELATED PARTY TRANSACTIONS AND SOLVENCY)


 TO:     [INSERT NAME OF AGENT] (AGENT)

 I [INSERT NAME] am a DIRECTOR/SECRETARY of each of [INSERT NAMES OF TRANSACTION PARTIES] (each a TRANSACTION Party).

 I refer to the subscription agreement (SUBSCRIPTION AGREEMENT) dated on or about [INSERT DATE] between NTL Australia Pty Limited (as BORROWER), each party listed in schedule 1 of that agreement (as GUARANTORS), and each party listed in schedule 2 of that agreement (as SUBSCRIBERS), the Agent, Chase Capital Markets Fiduciary Services Australia Limited (as SECURITY TRUSTEE) and Chase Securities Australia Limited (as ARRANGER) (SUBSCRIPTION AGREEMENT).

 A term defined in the Subscription Agreement has the same meaning when used in this Certificate.

 I certify as follows:

 1       I am authorised to give this certificate by each Transaction Party.

 2 Each Transaction Party, before entering into any Transaction Document to which it is a party, has, in connection with the execution, delivery and performance of each such Transaction Document, fully complied with chapter 2E of the Corporations Law.

 3 As at the date of execution of each Transaction Document each Transaction Party is solvent (as defined in Section 95A(1) of the Corporations Law) and will not become insolvent (as defined in Section 95A(2) of the Corporations Law) by entering into and performing its obligations under each Transaction Document to which is a party.



 Dated this         day of



------------------------------------------------
 Signature of Director




------------------------------------------------
 Name of Director (please print)














--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------


 SCHEDULE 5 - FUNDING NOTICE
 CLAUSE 4.2 (FUNDING NOTICE)

 [LETTERHEAD OF NTL AUSTRALIA PTY LIMITED]

 TO:      CHASE SECURITIES AUSTRALIA LIMITED (AGENT)

 ATTENTION: [INSERT RELEVANT NAME]

 We refer to the subscription agreement dated on or about [INSERT DATE] between NTL Australia Pty Limited (as BORROWER), each party listed in schedule 1 of that agreement (as GUARANTORS), and each party listed in schedule 2 of that agreement (as SUBSCRIBERS), the Agent, Chase Capital Markets Fiduciary Services Australia Limited (as SECURITY TRUSTEE) and Chase Securities Australia Limited (as ARRANGER) (SUBSCRIPTION AGREEMENT).

 Under clause 4 of the Subscription Agreement:

          (a)  we give you notice that we wish to draw on [INSERT DATE] (FUNDING
               DATE);

          (b)  the aggregate amount to be drawn is $[INSERT AMOUNT];

          (c)  particulars of each Funding Portion are:

          PRINCIPAL AMOUNT            FUNDING PERIOD            FACILITY (TRANCHE A OR TRANCHE B)
          ------------------          --------------            ---------------------------------




          (d) The proceeds of each Funding Portion are to be used for [INSERT PROPOSED USAGE].

          (e) We request that the proceeds be remitted to account number [INSERT NUMBER] [in the Australian Capital Territory];

          (f)  We represent and warrant that:

               (1) [(EXCEPT AS DISCLOSED IN PARAGRAPH (f)(3)) ]each representation and warranty in the Subscription Agreement is true, correct and not misleading as though it had been made at the date of this Funding Notice and the Funding Date specified above in respect of the facts and circumstances then subsisting;

               (2) [(EXCEPT AS DISCLOSED IN PARAGRAPH (f)(3)) ]no Event of Default or Potential Event of Default is subsisting or will result from the provision of any Funding Portion[; AND

               (3) [details of the exceptions to paragraphs (f)(1) and (f)(2) are as follows: [insert], and we [have taken/propose] the following remedial action [insert action]];




--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------


Expressions defined in the Subscription Agreement have the same meaning when used in this Funding Notice.

Dated: [INSERT DATE].

SIGNED for and on behalf of NTL AUSTRALIA PTY LIMITED:


----------------------------------         -------------------------------------
Officer                                    Attorney


----------------------------------         -------------------------------------
Name (please print)                        Name (please print)










--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------


SCHEDULE 6 - COMPLIANCE CERTIFICATE
Clause 11.1(2)(d)


To:      Chase Securities Australia Limited
         Level 25, Grosvenor Place
         225 George Street
         Sydney NSW 2000
         (as AGENT)

From:    NTL Australia Pty Limited
         655 Pacific Highway
         St Leonards NSW 2065

                       COMPLIANCE CERTIFICATE AS AT [DATE]

We refer to the subscription agreement dated on or about [INSERT DATE] between NTL Australia Pty Limited (as BORROWER), each party listed in schedule 1 of that agreement (as GUARANTORS), and each party listed in schedule 2 of that agreement (as SUBSCRIBERS), the Agent, Chase Capital Markets Fiduciary Services Australia Limited (as SECURITY TRUSTEE) and Chase Securities Australia Limited (as ARRANGER) (SUBSCRIPTION AGREEMENT).

A term defined in the Subscription Agreement has the same meaning when used in this Compliance Certificate.

We certify on behalf of the Borrower as follows:

In relation to clause [**] of the Subscription Agreement, we confirm as follows in relation to the period ending [ ]:

FINANCIAL UNDERTAKINGS

(a)  GEARING RATIO: The Gearing Ratio as at [INSERT DATE] was [  ].

(b)  INTEREST COVER RATIO: The Interest Cover Ratio at as [INSERT DATE] was [ ].

(c)  LEVERAGE RATIO: The Leverage Ratio as at [INSERT DATE] was [  ].


We represent and warrant that each representation and warranty in the Subscription Agreement is true, correct and not misleading as though it had been made on the date of this certificate in respect of the facts and circumstances existing on that date.


Date:

----------------------------------           --------------------------------
Director                                     CFO


----------------------------------           --------------------------------
Name:                                        Name:






--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------



SCHEDULE 7 - GROUP STRUCTURE DIAGRAM



                           [GROUP STRUCTURE DIAGRAM]














--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

EXECUTED AS AN AGREEMENT:

BORROWER:
SIGNED for
NTL AUSTRALIA PTY LIMITED
by its attorney in
the presence of:


-----------------------------------      ---------------------------------------
Witness                                  Attorney


-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)


GUARANTOR:
SIGNED for
NTL AUSTRALIA HOLDINGS PTY LTD
by its attorney in
the presence of:

-----------------------------------      ---------------------------------------
Witness                                  Attorney


-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)


SUBSCRIBERS:
SIGNED for
THE CHASE MANHATTAN BANK
by its attorney in
the presence of:


-----------------------------------      ---------------------------------------
Witness                                  Attorney


-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)



--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------



SIGNED for
BARCLAYS BANK PLC AUSTRALIAN BRANCH
by its attorney in
the presence of:


-----------------------------------      ---------------------------------------
Witness                                  Attorney


-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)


SIGNED for
BOS (INTERNATIONAL) AUSTRALIA LIMITED
by its attorney in
the presence of:


-----------------------------------      ---------------------------------------
Witness                                  Attorney



-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)


SIGNED for
CREDIT LYONNAIS SINGAPORE BRANCH
by its attorney in
the presence of:


-----------------------------------      ---------------------------------------
Witness                                  Attorney


-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)


SIGNED for
NATIONAL AUSTRALIA BANK LIMITED
by its attorney in
the presence of:


-----------------------------------      ---------------------------------------
Witness                                  Attorney


-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)

--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

SIGNED for
WESTDEUTSCHE LANDESBANK GIROZENTRALE SYDNEY BRANCH by its attorney in the presence of:


-----------------------------------      ---------------------------------------
Witness                                  Attorney


-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)


AGENT:
SIGNED for
CHASE SECURITIES AUSTRALIA LIMITED
by its attorney in
the presence of:


-----------------------------------      ---------------------------------------
Witness                                  Attorney


-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)



SECURITY TRUSTEE:
SIGNED by
CHASE CAPITAL MARKETS FIDUCIARY SERVICES AUSTRALIA LIMITED by its attorney in the presence of:


-----------------------------------      ---------------------------------------
Witness                                  Attorney


-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)



--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------


ARRANGER:
SIGNED for
CHASE SECURITIES AUSTRALIA LIMITED
by its attorney in
the presence of:


-----------------------------------      ---------------------------------------
Witness                                  Attorney


-----------------------------------      ---------------------------------------
Name (please print)                      Name (please print)
















--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

ANNEXURE A - GUARANTEE ASSUMPTION AGREEMENT
CLAUSES 1.1 (DEFINITIONS) AND 14.17 (ADDITIONAL GUARANTORS)

THIS DEED POLL

          is made on [INSERT DATE] by:

          [INSERT NAME OF GUARANTOR]
          [INSERT ABN/ACN/ARBN]
          of [INSERT ADDRESS OF GUARANTOR]
          (GUARANTOR)

RECITALS

          A. Under a Subscription agreement (SUBSCRIPTION AGREEMENT) dated [ ] 2001 between NTL Australia Pty Limited (as BORROWER), each party listed in schedule 1 of that agreement (as GUARANTORS), and each party listed in schedule 2 of that agreement (as SUBSCRIBERS), the Agent, Chase Capital Markets Fiduciary Services Australia Limited (as SECURITY TRUSTEE) and Chase Securities Australia Limited (as ARRANGER);

          B. The Additional Guarantors did on [INSERT DATE(S)] respectively execute a Guarantee Assumption Agreement;

          C. The Guarantor wishes to guarantee to the Finance Parties the Secured Moneys.

THIS DEED WITNESSES AS FOLLOWS

--------------------------------------------------------------------------------

1    INTERPRETATION

          (a) In this deed poll words and phrases defined in the Subscription Agreement have the same meaning.

          (b)  In this deed poll:

               ADDITIONAL GUARANTOR means any one of:

               [INSERT NAMES]

               EXISTING GUARANTOR means an Initial Guarantor or an Additional Guarantor;

               INITIAL GUARANTOR means each Guarantor which is a signatory to the Subscription Agreement.

--------------------------------------------------------------------------------

2    GUARANTEE
          In consideration of, among other things:

          (a) forbearance by the Finance Parties to require repayment of the Secured Moneys in full; and

          (b) the payment by the Finance Parties to the Guarantor of $10.00 (receipt of which is acknowledged),

--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

          the Guarantor jointly and severally with each Existing Guarantor irrevocably and unconditionally guarantees to the Finance Parties the payment of the Secured Moneys upon the terms and conditions contained in the Subscription Agreement (including, but not limited to, clause 14 of the Subscription Agreement).

--------------------------------------------------------------------------------

3    REPRESENTATIONS AND WARRANTIES

          (a) The Guarantor represents and warrants as set out in clause 10.1 of the Subscription Agreement.

          (b) Clauses 10.2 and 10.3 of the Subscription Agreement apply to this clause 3 as if set out in full.

--------------------------------------------------------------------------------

4    STATUS OF GUARANTOR

          The Guarantor agrees that it irrevocably becomes a "Guarantor" as defined in, and for all purposes under, the Subscription Agreement as if named in and as a party to the Subscription Agreement, and accordingly is bound by the Subscription Agreement as a Guarantor.

--------------------------------------------------------------------------------

5    GOVERNING LAW

          This deed poll is governed by the laws of New South Wales.

--------------------------------------------------------------------------------

6    BENEFIT OF DEED POLL

          This deed poll is given in favour of and for the benefit of:

          (a)  each Finance Party;

          (b)  NTL Australia Pty Limited as Borrower; and

          (c)  each Existing Guarantor,

          under the Subscription Agreement and their respective successors and permitted assigns.

--------------------------------------------------------------------------------

7    ADDRESS FOR NOTICES

          The details for the Guarantor for service of notices are:

          ADDRESS:

          ATTENTION:

          FACSIMILE:

--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

8    ATTORNEYS

          Each of the attorneys executing this deed poll states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.





--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

EXECUTED AS A DEED POLL: SIGNED SEALED AND DELIVERED for [INSERT NAME OF GUARANTOR] by its attorney in the presence of:


-----------------------------------            --------------------------------
Witness                                        Attorney


-----------------------------------            ---------------------------------
Name (please print)                            Name (please print)






--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------


ANNEXURE B - SUBSTITUTION CERTIFICATE
CLAUSE 19.3 (SUBSTITUTION CERTIFICATE)

THIS AGREEMENT

          is made on [INSERT DATE] between the following parties:

          1.      [INSERT NAME OF RETIRING PARTICIPANT]
                  [INSERT ABN/ACN/ARBN]
                  [INSERT ADDRESS]

                  (RETIRING SUBSCRIBER)

          2.      [INSERT NAME OF SUBSTITUTE PARTICIPANT]
                  [INSERT ABN/ACN/ARBN]
                  [INSERT ADDRESS]

                  (SUBSTITUTE SUBSCRIBER)

          3.      [INSERT NAME OF AGENT]
                  [INSERT ABN/ACN/ARBN]
                  [INSERT ADDRESS]

                  (AGENT)

--------------------------------------------------------------------------------

1    INTERPRETATION

     1.1  INCORPORATED DEFINITIONS

          A word or phrase (other than one defined in clause 1.2) defined in the Subscription Agreement has the same meaning in this agreement.

     1.2  DEFINITIONS

          In this agreement:

          SUBSCRIPTION AGREEMENT means the subscription agreement dated [INSERT DATE] between NTL Australia Pty Limited (as borrower), each party listed in schedule 1 of that agreement (as GUARANTORS), and each party listed in schedule 2 of that agreement (as SUBSCRIBERS), the Agent, Chase Capital Markets Fiduciary Services Australia Limited (as SECURITY TRUSTEE) and Chase Securities Australia Limited (as ARRANGER);

          SUBSTITUTED COMMITMENT means the obligations under the Subscription Agreement of the Retiring Subscriber in respect of [INSERT PERCENTAGE] the [TRANCHE A/TRANCHE B] Commitment of the Retiring Subscriber and all other related obligations;

          SUBSTITUTION DATE means the date of counter-signature of this agreement by the Agent or [INSERT DATE] whichever is the later.

     1.3  INTERPRETATION

          Clause 1.2 of the Subscription Agreement applies to this agreement as if set out in full in this agreement.


--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

2    SUBSTITUTION

     2.1  EFFECT OF SUBSTITUTION

          With effect on and from the Substitution Date:

          (a) no party to the Transaction Documents has any further obligation to the Retiring Subscriber in relation to the Substituted Commitment;

          (b) the Agent for itself and for each other party to the Subscription Agreement other than the Retiring Subscriber acknowledges that the Retiring Subscriber is released from and has no further obligation in respect of any of them in relation to the Substituted Commitment and any Transaction Document to that extent;

          (c) the Agent for itself and each other party to the Subscription Agreement other than the Retiring Subscriber grants to the Substitute Subscriber rights which are identical to the rights which the Retiring Subscriber had in respect of the Substituted Commitment and any Transaction Document to that extent; and

          (d) the Substitute Subscriber assumes obligations towards each of the parties to the Transaction Documents which are identical to the obligations which the Retiring Subscriber was required to perform in respect of the Substituted Commitment before the acknowledgment set out in clause 2.1(b).

     2.2  SUBSTITUTE SUBSCRIBER A SUBSCRIBER

          With effect on and from the Substitution Date:

          (a) the Substitute Subscriber is taken to be a party to the Transaction Documents with a Commitment equal to the Substituted Commitment and schedule 1 of the Subscription Agreement is amended accordingly; and

          (b) a reference in the Subscription Agreement to Subscriber includes a reference to the Substitute Subscriber.

     2.3  PRESERVATION OF ACCRUED RIGHTS

          Despite anything contained in this agreement the Agent, the Retiring Subscriber and all other parties to the Subscription Agreement remain entitled to and bound by their respective rights and obligations in respect of the Substituted Commitment and any of their other rights and obligations under the Transaction Documents which have accrued up to the Substitution Date.

2.4      NATURE OF RIGHTS AND OBLIGATIONS

          In clause 2.1(c) and 2.1(d) a reference to "identical" rights or obligations is a reference to rights or obligations substantially identical in character to those rights or obligations rather than identical as to the person entitled to them or obliged to perform them.




--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

3    ACKNOWLEDGMENTS

     3.1  COPIES OF TRANSACTION DOCUMENTS

          The Substitute Subscriber acknowledges that it has received a copy of the Transaction Documents together with the other information which it has required in connection with this agreement and the Transaction Documents.

     3.2  ACKNOWLEDGMENT TO AGENT

          Without limiting the generality of clause 2, the Substitute Subscriber acknowledges and agrees as specified in clauses 18.5 and 18.12 of the Subscription Agreement which apply as if references to the Agent included the Retiring Subscriber and references to any Transaction Document included this agreement.

--------------------------------------------------------------------------------

4    PAYMENTS

     4.1  PAYMENTS BY AGENT

          With effect on and from the Substitution Date the Agent must make all payments due under the Subscription Agreement in connection with the Substituted Commitment to the Substitute Subscriber, without having any further responsibility to the Retiring Subscriber in respect of the same.

     4.2  AS BETWEEN SUBSCRIBERS

          The Retiring Subscriber and the Substitute Subscriber must make directly between themselves the payments and adjustments which they agree with respect to accrued interest, fees, costs and other rights or other amounts attributable to the Substituted Commitment which accrue before the Substitution Date.

--------------------------------------------------------------------------------

5    OUTSTANDING BILLS

          The Substitute Subscriber indemnifies the Retiring Subscriber against any liability, loss or damage of the Retiring Subscriber as acceptor, endorser or otherwise of any Reliquefaction Bills.

--------------------------------------------------------------------------------

6    WARRANTY

          Each of the Retiring Subscriber and the Substitute Subscriber jointly and severally represent and warrant to the other parties that the requirements of clauses 19.2 and 19.3 of the Subscription Agreement have been complied with in relation to the Substituted Commitment.




--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement

--------------------------------------------------------------------------------

7    NOTICES

          The details of the Substitute Subscriber for the purpose of schedule 1 of the Subscription Agreement are as follows:

          NAME                           LENDING OFFICE                        COMMITMENT
          ----------------------         ------------------------              ----------
                                         Address:
                                         Attention:
                                         Facsimile:

--------------------------------------------------------------------------------

8    GENERAL

          Clause 22 of the Subscription Agreement applies to this agreement as if it were fully set out in this agreement.

--------------------------------------------------------------------------------

9    ATTORNEYS

          Each of the attorneys executing this agreement states that the attorney has no notice of revocation of that attorney's power of attorney.


--------------------------------------------------------------------------------
EXECUTED AS AN AGREEMENT:
SIGNED by
[INSERT NAME OF RETIRING PARTICIPANT]
in the presence of:


--------------------------------------       -----------------------------------
Witness


--------------------------------------
Name (please print)

SIGNED by
[INSERT NAME OF SUBSTITUTE PARTICIPANT]
in the presence of:


--------------------------------------       -----------------------------------
Witness


--------------------------------------
Name (please print)


--------------------------------------------------------------------------------

                                                      NTL Subscription Agreement




SIGNED by
[INSERT NAME OF AGENT]
in the presence of:


--------------------------------------       -----------------------------------
Witness


--------------------------------------
Name (please print)





















--------------------------------------------------------------------------------
                                                                        page 119